JANUARY 31, 2002

SEMIANNUAL REPORT









INVESCO STOCK FUNDS, INC.


DYNAMICS FUND

GROWTH FUND

GROWTH & INCOME FUND

INVESCO ENDEAVOR FUND

S&P 500 INDEX FUND

SMALL COMPANY GROWTH FUND

VALUE EQUITY FUND



"ALTHOUGH RECENT ECONOMIC DATA CONTINUE TO PAINT A MIXED PICTURE, ON BALANCE, THE BUSINESS ENVIRONMENT SEEMS TO BE IMPROVING."
PAGE 18











[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

HELPING YOU NAVIGATE CHALLENGING MARKETS

FELLOW SHAREHOLDER:

In the pages of this report, you will read about one of the most challenging market environments in history. The last six months were first marred by an economic slowdown and then turned upside down by the heinous acts of terrorism on September 11.

The stock market's decline may have you questioning your exposure to stocks. Indeed, you might begin to doubt the validity of your investment strategy entirely.

We believe it is at times like these that investors need support and guidance if they hope to stick to their plans and realize their long-term goals. This belief is one reason why we have decided to offer INVESCO funds through additional share classes -- so that more shareholders can take advantage of the expertise that a professional financial advisor can provide.

As a result, INVESCO funds are now only available to NEW investors through financial advisors. At the same time, IF YOU ARE AN EXISTING DIRECT SHAREHOLDER, your relationship with us will not change. If you so choose, you will still be able to invest, exchange or redeem shares directly with us as you've always done. And all the services you have come to expect from INVESCO will still be available to you.

In other words, this change does not have to affect you at all. Whether you choose to continue to invest with us directly, or with the assistance of a financial professional, we look forward to maintaining a long-term, prosperous relationship with you.

In closing, if you have any questions about our new fund structure, or if you would simply like to discuss your account, I invite you to call us at 1-800-525-8085. Our Investor Services representatives stand ready to assist you as always.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

". . . WE FEEL THAT OUR DISCIPLINED, BOTTOM-UP APPROACH, COUPLED WITH OUR EMPHASIS ON QUALITY AND FUNDAMENTALS ABOVE ALL ELSE, WILL CONTINUE TO SERVE THE FUND WELL AS 2002 PROGRESSES." -- PAGE 17

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...................... 1
FUND REPORTS.................................. 3
AN INTERVIEW WITH TIM MILLER..................18
MARKET HEADLINES..............................20
INVESTMENT HOLDINGS...........................21
FINANCIAL STATEMENTS..........................58
NOTES TO FINANCIAL STATEMENTS.................83
FINANCIAL HIGHLIGHTS..........................89

                                          INVESCO STOCK FUNDS, INC.
                                              TOTAL RETURN
                                           PERIODS ENDED 1/31/02*

                                                                                                         Manager's
                                                   Cumulative                           10 years or        Report
Fund (Inception)                                   6 months      1 year     5 years+  Since Inception**+   Page #
------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INSTITUTIONAL CLASS (5/00)          (9.13%)      (36.22%)     N/A        (22.52%)**          3
------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INVESTOR CLASS (9/67)               (9.27%)      (36.43%)    9.27%        12.46%             3
------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS C (2/00)                     (10.67%)      (37.92%)     N/A        (26.46%)**          3
------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS K (12/00)                     (9.29%)      (36.54%)     N/A        (26.91%)**          3
------------------------------------------------------------------------------------------------------------------
GROWTH FUND - INVESTOR CLASS (11/35)               (17.79%)      (55.73%)   (2.64%)        4.81%             6
------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS C (2/00)                       (19.62%)      (57.30%)     N/A        (40.53%)**          6
------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS K (12/00)                      (23.36%)      (59.26%)     N/A        (51.47%)**          6
------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - INVESTOR CLASS (7/98)       (13.99%)      (44.70%)     N/A          0.90%**           9
------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS C (2/00)              (15.26%)      (46.11%)     N/A        (29.69%)**          9
------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS K (12/00)             (14.09%)      (44.77%)     N/A        (37.57%)**          9
------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - INVESTOR CLASS (10/98)     (14.51%)      (49.58%)     N/A         (0.03%)**         11
------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS C (2/00)             (15.75%)      (50.94%)     N/A        (40.56%)**         11
------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS K (12/00)            (14.53%)      (49.64%)     N/A        (42.18%)**         11
------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INSTITUTIONAL CLASS (12/97)    (6.38%)      (16.87%)     N/A          5.69%**          13
------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INVESTOR CLASS (12/97)         (6.27%)      (16.63%)     N/A          5.88%**          13
------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - INVESTOR CLASS (12/91)  (9.01%)      (25.05%)    9.27%        12.64%**          14
------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS C (2/00)         (10.65%)      (26.95%)     N/A        (23.95%)           14
------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS K (12/01)          N/A            N/A       N/A         (1.28%)**^        14
------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - INVESTOR CLASS (5/86)           (4.57%)       (7.98%)    5.07%         9.65%            16
------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS C (2/00)                  (6.02%)       (9.92%)     N/A         (2.09%)**         16
------------------------------------------------------------------------------------------------------------------

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES FOR THE CUMULATIVE 6-MONTH AND 1-YEAR PERIODS SHOWN AT THE RATE OF 1%.
+  AVERAGE ANNUALIZED
** FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY
^  NOT ANNUALIZED

DYNAMICS FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The last six months presented several difficult challenges for the stock market, and for growth investors in particular. Early on, the investing backdrop appeared to be improving. After more than a year of economic deterioration and worsening investor sentiment, data indicated that lower interest rates and President Bush's stimulus package were starting to find footing. And the stock market started to show signs of stabilization.

But the terrorist attacks on September 11 changed everything. These horrific events not only caused a nation to mourn lost loved ones but also prompted Americans to circle the wagons. Business activity effectively ceased during the week following the attacks. After a four-day trading hiatus, the stock market reopened on September 17 and declined sharply.

During the ensuing months, the stock market gradually improved along with America's confidence. The fourth quarter saw stocks, particularly shares of growth companies, rally sharply as investors began to anticipate economic improvement in 2002. Although the fund outperformed its benchmark as the market rallied, the gains of the fourth quarter were not enough to overcome the challenges of September. Consequently, for the six-month period ended January 31, 2002, the value of Dynamics Fund-Investor Class shares declined by 9.27%, and underperformed the Russell Midcap Growth Index, which declined by 4.82%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                                 DYNAMICS FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/02
--------------------------------------------------------------------------------
Forest Laboratories......................................................2.28%
Harrah's Entertainment...................................................2.12%
Maxim Integrated Products................................................1.57%
Brocade Communications Systems...........................................1.49%
USA Networks.............................................................1.38%
Xilinx Inc...............................................................1.28%
eBay Inc.................................................................1.26%
Rational Software........................................................1.20%
Linear Technology....................................................... 1.18%
Check Point Software Technologies Ltd....................................1.16%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

TECH AND TELECOM CONTINUED TO LAG

The fund's margin of underperformance is primarily attributable to its overweight stake in the technology sector, an area that endured an especially difficult period.

In the software group, many of our holdings declined sharply in September and October as investors considered the impact that the business slowdown relating to the terrorist attacks would have on their fundamental progress. Overall, the fund's software holdings proved to be an area of weakness during the period, but several holdings, notably Rational Software, rebounded and outperformed as market tone improved during the fourth quarter. Another software company, Expedia Inc, ranked among the portfolio's best performers. The Internet travel service provider lost nearly half its value as investors wondered how the travel and tourism industries would be affected by the terrorist attacks. However, our confidence in the company's long-term business prospects encouraged us to increase our stake, which paid off as the company's stock more than doubled off the September lows.

Another area of weakness was the telecommunications sector. The fund's exposure to emerging telecom service providers declined sharply after several participants in the group declared bankruptcy, victimized by the slowing economy. Despite the poor performance by many competitors in the sub-sector, we continue to believe that our holdings, such as Time Warner Telecom, are in good shape and will emerge from this down cycle with exciting opportunities ahead of them.

LINE GRAPH: INVESCO DYNAMICS FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the S&P MidCap 400 Index(2), and to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/02.

      INVESCO DYNAMICS FUND -         S&P MIDCAP           RUSSELL MIDCAP
      INVESTOR CLASS                  400 INDEX(2)         GROWTH INDEX(2)

1/92  $10,000                         $10,000              $10,000
1/93  $11,016                         $11,134              $10,902
1/94  $13,432                         $12,823              $12,290
1/95  $12,713                         $12,209              $11,863
1/96  $17,740                         $16,051              $15,982
1/97  $20,775                         $19,568              $19,267
1/98  $24,903                         $24,467              $22,203
1/99  $32,844                         $28,553              $27,447
1/00  $52,393                         $33,125              $40,309
1/01  $50,898                         $40,942              $37,612
1/02  $32,357                         $39,591              $27,487


CONSUMER DISCRETIONARY STOCKS ADVANCED

The fund's exposure to consumer discretionary stocks, particularly the lodging and retail groups, also contributed positively to performance. As was the case with Expedia, these companies declined in the wake of the terrorist acts. But as investors grew increasingly comfortable with the progress of the U.S. military response, and more confident about the economy, these stocks, such as Harrah's Entertainment and Best Buy, moved sharply higher.

Another decision that helped relative performance during the period was our underweighting of biotech stocks -- a tactic that rewarded us as several product disappointments pressured that group.

LOOKING TO CAPITALIZE ON AN IMPROVING ECONOMY

Not surprisingly, the flow of positive economic data has been inconsistent, which is normal in the early stages of an economic recovery. Nevertheless, we are encouraged by economic data, as well as the stock market's performance over the past few months. The fund's performance since October, which has corresponded with the improvement in market tone, continues to reflect its emphasis on stocks poised to capitalize on an economic recovery.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class C to the value of a $10,000 investment in the S&P MidCap 400 Index(2), and to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Dynamics Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 1/31/02.

      INVESCO DYNAMICS FUND -        S&P MIDCAP           RUSSELL MIDCAP
      CLASS C                        400 INDEX(2)         GROWTH INDEX(2)

2/00  $10,000                        $10,000              $10,000
1/01  $ 8,667                        $11,552              $ 7,710
1/02  $ 5,468                        $11,171              $ 5,634

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class K to the value of a $10,000 investment in the S&P MidCap 400 Index(2), and to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 1/31/02.

      INVESCO DYNAMICS FUND -          S&P MIDCAP           RUSSELL MIDCAP
      CLASS K                          400 INDEX(2)         GROWTH INDEX(2)

12/00 $10,000                          $10,000              $10,000
1/01  $10,920                          $11,005              $11,128
1/02  $ 6,930                          $10,642              $ 8,132

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]
TIMOTHY J. MILLER, CFA
DYNAMICS FUND

CHIEF INVESTMENT OFFICER TIM MILLER IS LEAD MANAGER OF DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

We are confident that the companies we own, particularly those in the technology, industrial, consumer discretionary, and market-sensitive financial services areas, are well positioned to advance whenever the recovery gains traction. And we will continue to emphasize core franchises in these areas and will not increase the fund's exposure to more aggressive opportunities until the economy's improvement appears clearly sustainable.

LINE GRAPH: INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the S&P MidCap 400 Index(2), and a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/00) through 1/31/02.

      INVESCO DYNAMICS FUND -      S&P MIDCAP           RUSSELL MIDCAP
      INSTITUTIONAL CLASS          400 INDEX(2)         GROWTH INDEX(2)

5/00  $10,000                      $10,000              $ 10,000
1/01  $10,171                      $11,185              $  9,201
1/02  $ 6,487                      $10,816              $  6,724

PIE CHART:  DYNAMICS FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors...........................15.06%
            Applications Software.................... 8.27%
            Pharmaceuticals...........................6.44%
            Investment Adviser/
              Broker Dealer Services..................5.20%
            Health Care Equipment ....................3.90%
            Systems Software..........................3.76%
            Computers Storage &
              Peripherals............................ 3.49%
            Cable & Satellite Operators...............3.13%
            Casinos & Gambling....................... 3.00%
            Semiconductor Equipment.................. 2.87%
            Other Industries.........................40.79%
            Net Cash & Cash Equivalents...............4.09%

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(2) THE S&P MIDCAP400 INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF THE STOCKS OF 400 MEDIUM-SIZED COMPANIES AND THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

GROWTH FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Despite a sharp rally during the last three months of 2001, the six-month period ended January 31, 2002, concluded with most large-cap growth stocks in negative territory. Unfortunately, the setbacks encountered early in the period, when the economy was sagging and corporate earnings were weak, were only compounded following the September 11 terrorist attacks. Lows were tested and reset following the attacks, and the market's immediate future seemed uncertain for a few weeks.

In October, markets began to rebound as signs of economic recovery took hold. Growth stocks, previously shunned in favor of more defensive investments, regained their allure for a few months thanks to growing investor confidence. Then, in January, this confidence eroded somewhat in the wake of Enron Corp's bankruptcy, which triggered questions regarding corporate accounting practices.

In keeping with the market's cycles, Growth Fund-Investor Class shares performed extremely well in the fourth quarter of 2001 but finished the overall six-month period ended January 31, 2002, down 17.79%. The S&P 500 Index, also retreated, but by a smaller percentage: 6.01%. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

CONSUMER DISCRETIONARY AND TELECOM SECTORS STRUGGLE

In such a volatile period, many growth stocks were under extreme pressure, particularly following the dire events of September 11. With business slowing and investors adopting a wary stance, companies with higher valuations typically struggled to regain their equilibrium amid the turbulence. Even after focusing our attention on those firms with the strongest balance sheets and weeding out a number of more speculative names, we still saw some key holdings in the fund fall back and hurt performance.

For example, in the consumer discretionary sector, AOL Time Warner was subject throughout the period to the negative effects of a poor advertising climate. Questions surrounding the company's management deterred investors as well, with AOL and Time Warner still working to smooth the merger transition. Nonetheless, our confidence in the company's capacity for long-term growth remains intact, which is why we retained AOL in the portfolio. Once ad spending picks up again, we expect the firm's stock to rebound strongly.

The telecommunication sector was also hard-hit by the period's downturn. Telecom equipment providers like CIENA Corp saw business fall off along with the economy, causing earnings to decline. Similarly, Qwest Communications International suffered a disappointing deterioration in fundamentals during the period, and we opted to sell both companies from the fund. These firms now lack the visibility and long-term growth profiles that we look for, and we decided it would be best to exit any telecom laggards before more losses were incurred.

--------------------------------------------------------------------------------
                                  GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/02
--------------------------------------------------------------------------------
Brocade Communications Systems.........................................7.21%
Cisco Systems..........................................................5.91%
Maxim Integrated Products..............................................5.77%
Applied Micro Circuits.................................................4.93%
Analog Devices.........................................................4.22%
eBay Inc...............................................................4.15%
Xilinx Inc.............................................................4.09%
JDS Uniphase...........................................................4.05%
Liberty Media Class A Shrs.............................................4.03%
Citigroup Inc..........................................................3.85%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

MIXED RESULTS FROM TECH HOLDINGS

Investing in leading technology companies has always been a crucial element of our approach, as we believe technology is one of the most promising areas for long-term growth -- even in light of the past period's slide. With this in mind, we chose to stay committed to this sector throughout the period's challenges. This decision was partially responsible for the fund's underperformance. However, of the fund's tech holdings that stumbled, most did so due to weak economic conditions rather than poor execution by the companies or compromised fundamentals. Furthermore, when the environment grew more favorable in the fourth quarter of 2001, the technology companies represented in the fund were among the market's leaders. This suggests to us that we have selected the firms that are best positioned to excel under improving conditions.

LINE GRAPH: INVESCO GROWTH FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(4), and to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/02.

      INVESCO GROWTH FUND -       S&P 500 INDEX(4)     RUSSELL 1000
      INVESTOR CLASS                                   GROWTH INDEX(4)

1/92  $10,000                     $10,000              $10,000
1/93  $10,559                     $11,056              $10,635
1/94  $12,391                     $12,477              $11,324
1/95  $10,829                     $12,542              $11,600
1/96  $14,410                     $17,385              $16,100
1/97  $18,274                     $21,963              $20,526
1/98  $22,175                     $27,871              $25,777
1/99  $32,443                     $36,931              $36,755
1/00  $41,693                     $40,750              $44,062
1/01  $36,120                     $40,383              $38,343
1/02  $15,989                     $33,865              $28,036

LINE GRAPH: INVESCO GROWTH FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(4), and the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 1/31/02.

      INVESCO GROWTH FUND -       S&P 500 INDEX(4)     RUSSELL 1000
      CLASS C                                          GROWTH INDEX(4)

2/00  $10,000                     $10,000              $10,000
1/01  $ 8,246                     $10,101              $ 8,296
1/02  $ 3,603                     $ 8,471              $ 6,066

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, AND THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF TRENT E. MAY OMITTED]
TRENT E. MAY, CFA
GROWTH FUND

SENIOR VICE PRESIDENT TRENT MAY IS LEAD MANAGER OF GROWTH FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

[PHOTOGRAPH OF DOUGLAS J. MCELDOWNEY OMITTED]
DOUGLAS J. MCELDOWNEY, CFA, CPA
GROWTH FUND

DOUGLAS MCELDOWNEY IS A VICE PRESIDENT AT INVESCO FUNDS GROUP AND CO-MANAGER OF GROWTH FUND. DOUG RECEIVED HIS BA FROM THE UNIVERSITY OF KENTUCKY AND HIS MBA FROM ROLLINS COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1984 AND HAS CO-MANAGED THIS FUND SINCE APRIL 1999. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND CERTIFIED PUBLIC ACCOUNTANT.

LINE GRAPH: INVESCO GROWTH FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(4), and the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 1/31/02.

      INVESCO GROWTH FUND -       S&P 500 INDEX(4)     RUSSELL 1000
      CLASS K                                          GROWTH INDEX(4)

12/00 $10,000                     $10,000              $10,000
1/01  $10,536                     $10,405              $10,353
1/02  $ 4,292                     $ 8,726              $ 7,570

Meanwhile, our holdings representing the semiconductor industry, such as Maxim Integrated Products and Xilinx Inc, bucked the negative trend for technology companies and performed relatively well. During the period, our interest in leading semiconductor firms grew in light of fewer negative earnings announcements from these names and guidance that tended to be in line with expectations. Additionally, companies leveraged to the unit-volume side of the equation -- or those whose business is solely predicated on putting more wafers through their equipment -- began reporting better unit volumes than expected. An increase in unit volume is generally the first indication of recovery in the semiconductor industry because it suggests that an inventory burn-off may be complete.

We were also pleased to see leading network storage company Brocade Communications Systems -- the fund's largest holding at period-end -- post a solid return. A recent visit to Brocade led us to believe that demand and business are coming back for the company, and in our opinion, considerable upside remains for this holding.

Indeed, our outlook in general is positive, with current data suggesting that the economy is headed toward recovery. Typically, economic growth precedes a resumption in corporate earnings growth, and we are hopeful that we'll see both going forward.

PIE CHART:  GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors........................25.63%
            Computer Storage &
              Peripherals..........................7.95%
            Investment Adviser/
              Broker Dealer Services...............7.38%
            Networking Equipment...................6.71%
            Telecommunications
              Equipment............................6.34%
            Biotechnology..........................4.78%
            Systems Software.......................4.64%
            Internet Retail........................4.15%
            Pharmaceuticals........................4.14%
            Cable & Satellite
              Programmers..........................4.03%
            Other Industries......................24.15%
            Net Cash & Cash Equivalents............0.10%

GROWTH & INCOME FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the six-month period ended January 31, 2002, the market certainly endured its share of obstacles. A weak economy and disappointing earnings reports persisted through the summer months, only to worsen in September as the country responded to the tragic terrorist attacks. We then experienced a rebound in the fourth quarter of 2001 spurred by investors' renewed optimism and expectations for an economic recovery. However, optimism gave way to uncertainty in January, with growing concern over the collapse of energy trading company Enron Corp, causing investors to question accounting practices across the board -- even as some economic data were pointing toward improvement.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(6), and the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (7/98) through 1/31/02.

      INVESCO GROWTH & INCOME FUND -   S&P 500 INDEX(6)     RUSSELL 1000
      INVESTOR CLASS                                        GROWTH INDEX(6)

7/98  $10,000                          $10,000              $10,000
1/99  $15,191                          $11,381              $12,199
1/00  $19,821                          $12,558              $14,624
1/01  $18,678                          $12,445              $12,726
1/02  $10,328                          $10,436              $ 9,305

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(6), and the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth & Income Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 1/31/02.

      INVESCO GROWTH & INCOME FUND -   S&P 500 INDEX(6)     RUSSELL 1000
      CLASS C                                               GROWTH INDEX(6)

2/00  $10,000                          $10,000              $10,000
1/01  $ 9,118                          $10,101              $ 8,296
1/02  $ 5,005                          $8,471               $ 6,066

With this daunting array of factors at work, the Russell 1000 Growth Index lost 6.51% and the S&P 500 Index declined 6.01% for the six-month period ended January 31, 2002. In comparison, Growth & Income Fund-Investor Class shares fell 13.99% during the same period. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

ON THE OFFENSIVE

Throughout the period, we took a bullish approach in managing the fund -- particularly after September 21, a date that we believe represents the bear market's bottom. Though this approach hampered performance at times, it proved fruitful in the fourth quarter of 2001, when a bullish streak surfaced and pushed stock prices higher. Overall, it is our opinion that now is the time to prepare for improvement in the market, rather than retreating in the face of short-term setbacks.

With this in mind, we increased the fund's exposure to consumer discretionary stocks during the period, adding approximately 3% to our weighting in this area. Specifically, we emphasized holdings leveraged to benefit from a strengthening economy, such as hotel giant Marriott International, home improvement retailer Home Depot, and media leaders like Omnicom Group and Clear Channel Communications. While hotel, retail, and ad spending all fell off in the wake of September 11, this resulted in attractive valuations and greater potential for longer-term gains.

Unfortunately, doing so required enduring generally poor performance from these stocks during the six-month period. It's important to note, however, that the lackluster returns were mainly attributable to September's market dip -- and that since then, these holdings have fared better. Additionally, we invested in high-quality names in keeping with our long-term growth philosophy, and we believe these are investment ideas that will stand the test of time.

UTILITY AND OPTICAL TECHNOLOGY STOCKS DECLINE

While adding to the fund's consumer discretionary position, we significantly trimmed exposure to the more defensive utilities sector. Stocks representing this area tend to fare well when the economy is in recession, since consumers must pay their utility bills regardless of the prevailing macroeconomic conditions. Early in the period, therefore, stocks like Duke Energy were strong performers. But as signs of better times ahead surfaced, we decided to sell Duke and other utilities in keeping with our strategy of positioning the fund for recovery. At period-end, the fund had exposure to only two names classified as utilities (though more frequently considered energy plays): El Paso Corp and Dynegy Inc. Notably, we did not own Enron at any time during the past six months, which benefited the fund.

Another portfolio change was a reduction in the technology weighting. Specifically, we sold JDS Uniphase, CIENA Corp, and Corning Inc -- all companies involved in optical technology, an industry that is facing a long and arduous rebuilding process. After waiting for a rebound in these firms' businesses, we determined that it could take longer than we originally anticipated.

In spite of this adjustment, the fund remains overweight relative to the S&P 500 Index in technology. We have long believed that since tech, health care, and financial services are the three sectors that have outperformed the S&P over the past 10 years, they should be emphasized in a growth portfolio like ours.

A STRONGER ECONOMY SHOULD BRING STRONGER EARNINGS

Looking ahead, we would be surprised to see the market retest its lows of September 21. Historically speaking, stock prices have followed earnings, which in turn have followed the economy. This scenario appears to be playing out at present, with the economy bottoming in September and corporate earnings falling shortly thereafter. Indeed, at this time, earnings appear to have reached their nadir in the fourth quarter of 2001.

Now that economic conditions are improving, however, we feel that a turn in earnings -- and then a turn in stock prices -- could be on the way. The country's gross domestic product growth was positive for the fourth quarter, setting the stage for a new cycle. Other encouraging macroeconomic developments include a continuation of low oil and gas prices, a positive yield curve (which generally portends an upswing), decreasing inventories, and strengthening consumer sentiment. And while Enron's collapse has engendered new and unexpected concerns over the corporate world's accounting practices, we are positioning the fund to capitalize on the better business climate that we believe stronger earnings may bring in 2002.

--------------------------------------------------------------------------------
                             GROWTH & INCOME FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/02
--------------------------------------------------------------------------------
Cisco Systems....................................................4.48%
Citigroup Inc....................................................4.39%
Baxter International.............................................3.85%
Forest Laboratories..............................................3.72%
American International Group.................................... 3.19%
Tyco International Ltd...........................................3.00%
General Electric................................................ 2.90%
Applied Materials................................................2.72%
EMC Corp.........................................................2.55%
AmerisourceBergen Corp.......................................... 2.44%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS K GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(6), and to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 1/31/02.

      INVESCO GROWTH & INCOME FUND -   S&P 500 INDEX(6)     RUSSELL 1000
      CLASS K                                               GROWTH INDEX(6)

12/00 $10,000                          $10,000              $10,000
1/01  $10,434                          $10,405              $10,353
1/02  $ 5,763                          $ 8,726              $ 7,570

PIE CHART:  GROWTH & INCOME FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals........................15.38%
            Health Care Equipment...................6.91%
            Application Software....................6.88%
            Industrial Conglomerates................5.90%
            Computer Storage & Peripherals..........5.83%
            Networking Equipment................... 5.20%
            Semiconductors .........................5.17%
            Multi-Line Insurance....................4.42%
            Diversified Financial Services..........4.39%
            Semiconductor Equipment.................3.88%
            Other Industries.......................36.05%
            Net Cash & Cash Equivalents............(0.01%)

(5) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(6) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF FRITZ MEYER OMITTED]
FRITZ MEYER
GROWTH & INCOME FUND

VICE PRESIDENT FRITZ MEYER IS LEAD MANAGER OF GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

[PHOTGRAPH OF TRENT E. MAY OMITTED]
TRENT E. MAY, CFA
GROWTH & INCOME FUND

SENIOR VICE PRESIDENT TRENT E. MAY IS CO-MANAGER OF GROWTH & INCOME FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

INVESCO ENDEAVOR FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The six-month period ended January 31, 2002, was fraught with setbacks for stocks. A lackluster economy and diminishing corporate earnings were exacerbated in September by the terrorist attacks, which halted the markets for a week and then triggered a sharp sell-off once trading resumed. Markets improved considerably in the final quarter of 2001, as investors regained confidence and the war in Afghanistan progressed more smoothly than predicted. Yet by January 2002, new worries had taken hold in the wake of an unexpected bankruptcy declared by former energy giant Enron Corp. With investors indiscriminately questioning the reliability of corporate accounting practices, the fourth quarter rally fizzled even as signs of economic recovery emerged.

--------------------------------------------------------------------------------
                             INVESCO ENDEAVOR FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/02
--------------------------------------------------------------------------------
ASM Lithography Holding NV
  New York Registered Shrs............................................4.18%
Pfizer Inc............................................................3.93%
Brocade Communications Systems........................................3.75%
eBay Inc..............................................................3.34%
Applied Micro Circuits................................................3.19%
Citigroup Inc.........................................................2.80%
AOL Time Warner.......................................................2.69%
Andrx Group...........................................................2.23%
Forest Laboratories...................................................2.18%
Finisar Corp..........................................................2.15%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In this volatile environment, INVESCO Endeavor Fund-Investor Class shares declined 14.51% during the six-month period ended January 31, 2002. The fund's emphasis on growth stocks continued to hamper performance as the uncertainty that characterized the period caused most investors to either stay on the sidelines or rotate into more defensive value stocks and fixed-income securities. Therefore, while the S&P 500 Index also lost ground, declining 6.01% during the period, its somewhat broader focus helped it outperform the fund. (Past performance is not a guarantee of future results.)(7),(8) For performance of other share classes, please see page 2.

TECH FIRMS SLOW TO RECOVER

The fund's underperformance was largely attributable to our expectations for a faster recovery in 2001. We began positioning the fund for a recovery prior to the unexpected and devastating events of September 11, and this negatively affected the fund when stock prices sank on the heels of the terrorist attacks. While the fund recouped some losses in the more bullish fourth quarter, it was unable to fully recover from its earlier decline during the reporting period.

The majority of detractors from performance were from the technology sector, which suffered the most when the economy stumbled in September. Optical network provider Applied Micro Circuits, for example, lost considerable ground as business slackened. A number of consumer discretionary names, including AOL Time Warner, as well as many telecommunication holdings, also faltered in the unfavorable climate.

SEMICONDUCTOR AND NETWORK STORAGE FIRMS OUTPERFORM

Although the technology sector's downturn took center stage, some strong performers did emerge from two industries well represented in the fund: semiconductors and network storage. The semiconductor cycle initiated an upward climb post-September 11, with holdings like Teradyne Inc, and United Microelectronics Inc, finishing the period in relatively strong territory.

We were also pleased to see one of the fund's largest holdings, Brocade Communications Systems, post a positive return in spite of the difficult conditions. Brocade, a company that we believe is in the best position to benefit from what we view as the next wave of storage spending -- networks -- is beginning to see signs of renewed demand. And with its strong fundamentals, it's a company that we feel can continue to weather any additional bouts of volatility.

Indeed, it is precisely these types of companies -- those considered stalwarts with unusually promising growth prospects -- that we focused on during the period. While they were by no means immune to the downturn, their relative stability and solid balance sheets gave them an edge through such an uncertain time for the stock market.

AN EMPHASIS ON CYCLICAL NAMES

In a strengthening economy -- something we believe we'll see in 2002 -- cyclical names representing areas such as the consumer discretionary sector could be particularly strong performers. Specifically, we are watching media companies, which were hard-hit in 2001 because of the decline in ad spending, but have the capacity to make up ground this year once conditions improve. With this in mind, we have been increasing the fund's exposure to names like Grupo Televiso SA and Univision Communications, two media firms that not only should benefit from healthier ad spending, but also are nicely positioned to capitalize on positive trends in the Latin market. Adelphia Communications and Viacom Inc, are other media names we recently added to the portfolio.

At the same time, we have eliminated the fund's weightings in basic materials, industrials, and utilities -- more defensive areas that are also currently battling questions surrounding asbestos liability. For example, during the period we eliminated Dow Chemical, SPX Corp, and Duke Energy.

These decisions are in keeping with our overall outlook, which is optimistic. Signs that the economy is on the mend -- including fourth-quarter gross domestic product growth of 0.2% -- continue to emerge, and the Federal Reserve Board's aggressive easing cycle in 2001 has set the stage for an upturn. We will be monitoring conditions with a sharp eye as the first quarter of 2002 unfolds to determine whether such signs for improvement in the economy are capable of igniting a lasting rebound in corporate earnings.

LINE GRAPH: INVESCO ENDEAVOR FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(8), and the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 1/31/02.

      INVESCO ENDEAVOR FUND -       S&P 500              RUSSELL 3000
      INVESTOR CLASS                INDEX(8)             GROWTH INDEX(8)

7/98  $10,000                       $10,000              $10,000
1/99  $15,380                       $11,685              $12,409
1/00  $24,842                       $12,893              $15,006
1/01  $19,815                       $12,777              $13,033
1/02  $ 9,991                       $10,715              $ 9,605

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(8), and the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Endeavor Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 1/31/02.

      INVESCO ENDEAVOR FUND -       S&P 500              RUSSELL 3000
      CLASS C                       INDEX(8)             GROWTH INDEX(8)

2/00  $10,000                       $10,000              $10,000
1/01  $ 7,190                       $10,101              $ 8,174
1/02  $ 3,599                       $ 8,471              $ 6,024

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS K GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(8), and the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 1/31/02.

      INVESCO ENDEAVOR FUND -       S&P 500              RUSSELL 3000
      CLASS K                       INDEX(8)             GROWTH INDEX(8)

12/00 $10,000                       $10,000              $10,000
1/01  $10,462                       $10,405              $10,424
1/02  $ 5,269                       $ 8,726              $ 7,682

(7) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(8) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, AND THE RUSSELL 3000 GROWTH INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDE ISSUES OF ALL SIZES, FROM LARGE- TO SMALL-CAPITALIZATION COMPANIES. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

PIE CHART:  INVESCO ENDEAVOR FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors........................15.45%
            Pharmaceuticals........................9.33%
            Application Software...................8.12%
            Semiconductor Equipment................6.94%
            Computers Storage & Peripherals........6.50%
            Telecommunications
              Equipment............................5.00%
            Investment Adviser/
              Broker Dealer Services...............4.10%
            Internet Retail........................3.34%
            Movies & Entertainment.................3.20%
            Oil & Gas Equipment Services...........2.85%
            Other Industries......................31.48%
            Net Cash & Cash Equivalents............3.69%

FUND MANAGEMENT

[PHOTOGRAPH OF TRENT E. MAY OMITTED]
TRENT E. MAY, CFA
INVESCO ENDEAVOR FUND

VICE PRESIDENT TRENT E. MAY IS MANAGER OF INVESCO ENDEAVOR FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

S&P 500 INDEX FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

A NOTE ABOUT INDEX FUNDS AT INVESCO

INVESCO's S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500. Since beginning operations in December 1997, the assets in the portfolio have grown, allowing the fund to own an increasingly representative selection of shares. As a result, its performance has moved more in line with that of the index.

For the six-month period ended January 31, 2002, the value of Institutional Class shares fell 6.38%, while the value of Investor Class shares fell 6.27%. These returns tracked those of the S&P 500 over the same period, which fell 6.01%. (Of course, past performance is not a guarantee of future results.)(9),(10) For more performance periods, please see page 2.

PIE CHART:  S&P 500 INDEX FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals.......................10.04%
            Banks..................................5.66%
            Integrated Oil & Gas...................4.78%
            Systems Software.......................4.45%
            Industrial Conglomerates...............4.44%
            Semiconductors.........................3.95%
            Integrated Telecommunication
              Services.............................3.75%
            Diversified Financial Services.........3.62%
            Computer Hardware......................3.39%
            General Merchandise Stores. ...........3.09%
            Other Industries......................46.54%
            Net Cash & Cash Equivalents............6.29%

--------------------------------------------------------------------------------
                              S&P 500 INDEX FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/02
--------------------------------------------------------------------------------
General Electric................................................3.35%
Microsoft Corp..................................................3.11%
Wal-Mart Stores.................................................2.43%
Exxon Mobil.....................................................2.42%
Pfizer Inc......................................................2.38%
Citigroup Inc...................................................2.21%
Intel Corp......................................................2.14%
American International Group....................................1.76%
International Business Machines.................................1.69%
Johnson & Johnson...............................................1.60%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH: INVESCO S&P 500 INDEX FUND - INSTITUTIONAL CLASS & INVESTOR CLASS
            GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class and the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO S&P 500 Index Funds
- Institutional Class and Investor Class, inclusion of redemption fee, for the period from inception (12/97) through 1/31/02.

      INVESCO S&P 500 INDEX FUND -  INVESCO S&P 500 INDEX FUND -  S&P 500
      INVESTOR CLASS                INSTITUTIONAL CLASS           INDEX(10)

12/97 $10,000                       $10,000                        $10,000
1/98  $10,530                       $10,450                        $10,110
1/99  $14,122                       $14,005                        $13,397
1/00  $15,466                       $15,370                        $14,782
1/01  $15,169                       $15,102                        $14,649
1/02  $12,646                       $12,554                        $12,285

(9) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

SMALL COMPANY GROWTH FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The period began with market tone improving. In contrast to the previous 18 months, which were characterized by heightened investor skittishness in response to a slowing economy, the business climate appeared to be stabilizing in August 2001. The Federal Reserve's easing campaign was finally starting to gain traction, and the Bush administration's stimulus package seemed to be working its way through the economy. The consumer, who had been the last prop of support for the economy, remained surprisingly resilient -- even in the face of rising unemployment.

On September 11, events took a horrible turn for the worse when terrorists attacked the U.S. In addition to stealing thousands of lives and shaking America's sense of security, the attacks also delivered the final blow to the economy, punctuating a six-month long spiral into recession. In addition, the terrorist acts also undermined investor confidence, spurring them out of opportunities deemed to be more aggressive and into more defensive investments. The "flight-to-quality" was indiscriminate. Bonds rallied at the expense of stocks, and value stocks outperformed growth.

Although investor sentiment improved markedly during the fourth quarter, and the fund's holdings benefited, the gains we enjoyed during that period were not enough to offset the hostile market conditions of the fall. Consequently, the fund's Investor class shares declined 9.01% during the six month period ended January 31, 2002, lagging the 4.33% decline of the Russell 2000 Growth Index. (Of course, past performance is not a guarantee of future results.)(11),(12) For performance of other share classes, please see page 2.

TELECOMMUNICATIONS STOCKS HINDERED PERFORMANCE

Although the fund's growth bias certainly contributed to its underperformance, its telecommunications stocks also played a role. In particular, the fund's exposure to emerging telecom services providers, such as Allegiance Telecom, declined sharply during the period. The group came under intense selling pressure as the slowing economy threatened revenues, and the illiquid capital markets made it difficult to obtain additional funding. Consequently, several competitors in the space filed for bankruptcy protection in the past year, which has soured investors' attitudes toward the entire group. Although we continue to believe that our holdings are well-funded and are positioned to succeed over the long term, we remain cautious about their near-term prospects because we do not know when investors will again view them in a positive light.

Another area of weakness during the period was the fund's exposure to software companies. Many of these companies, such as Manugistics Group Inc, were adversely affected by the business hiatus immediately following the terrorist attacks. Although all companies were affected, software companies, many of which close the majority of their deals late in the third quarter, lost untold sales as business activity ground to a halt. Exacerbating the situation were several software companies that reported disappointing earnings. Although many of these companies rebounded sharply during the fourth quarter, these late rallies were not enough to reclaim the lost ground.

Other groups that hindered our performance included biotech companies, despite our underweighting in that area, and regional airlines, which were plagued by the well-documented slowdown in travel activity following the terrorist attacks.

--------------------------------------------------------------------------------
                           SMALL COMPANY GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/02
--------------------------------------------------------------------------------
Province Healthcare..................................................1.78%
Commerce Bancorp.....................................................1.55%
Waddell & Reed Financial Class A Shrs................................1.47%
City National........................................................1.45%
Aeroflex Inc.........................................................1.41%
Investors Financial Services.........................................1.39%
Raymond James Financial..............................................1.33%
Radio One Class D Shrs...............................................1.30%
Waste Connections....................................................1.12%
Pharmaceutical Product Development...................................1.10%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

ENERGY STOCKS OUTPERFORMED

Although the period had a negative tone overall, there were areas of strength. Notable was our stock selection in the energy sector, where our holdings generally advanced while the rest of the sector experienced broad declines. In particular, the fund's oil services stocks, such as Smith International Inc, rallied as investors started to factor in an anticipated increase in drilling activity as the economy rebounds and the price of oil bounces back.

Elsewhere, the fund's exposure to banks, which benefited from persistently low interest rates, supported performance. The low-interest rate environment also helped our specialty retailers, such as Ross Stores Inc, as consumer spending rebounded quickly following the attacks.

LOOKING FOR A RECOVERY

Although the timing of the recovery remains uncertain, we are confident that the economy will find its footing sometime during 2002. Of course, an even greater uncertainty is whether the stock market will respond accordingly to the improved business climate.

We anticipate that certain opportunities will capitalize on the recovery better than others. In other words, we expect to see a return of the "stockpicker's market" in the coming year. With this in mind, we will continue to evaluate investment opportunities on a company-by-company basis, emphasizing those that we believe are best positioned to deliver solid results in this climate.

PIE CHART:  SMALL COMPANY GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks..................................5.78%
            Health Care Distributors
              & Services...........................5.71%
            Semiconductors.........................5.60%
            Internet Software & Services...........4.88%
            Biotechnology..........................4.18%
            Semiconductor Equipment................4.05%
            Pharmaceuticals........................3.84%
            Application Software...................3.80%
            Telecommunications
              Equipment............................3.75%
            Investment Adviser/Broker
              Dealer Services......................3.53%
            Other Industries......................41.36%
            Net Cash & Cash Equivalents ..........13.52%

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS
            GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Index(12), and to the value of a $10,000 investment in the Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/02.

      INVESCO SMALL COMPANY GROWTH FUND -  RUSSELL 2000   RUSSELL 2000
      INVESTOR CLASS                       INDEX(12)      GROWTH INDEX(12)

1/92  $10,000                              $10,000        $10,000
1/93  $11,602                              $11,324        $10,116
1/94  $14,485                              $13,429        $11,630
1/95  $13,546                              $12,622        $10,829
1/96  $17,274                              $16,402        $14,365
1/97  $21,110                              $19,511        $16,518
1/98  $23,471                              $23,036        $17,958
1/99  $27,565                              $23,112        $19,253
1/00  $47,307                              $27,212        $26,119
1/01  $43,875                              $28,216        $22,107
1/02  $32,885                              $27,201        $17,904

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS C GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in the Russell 2000 Index(12), and a $10,000 investment in the Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Small Company Growth Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 1/31/02.

      INVESCO SMALL COMPANY GROWTH FUND -  RUSSELL 2000   RUSSELL 2000
      CLASS C                              INDEX(12)      GROWTH INDEX(12)

2/00  $10,000                              $10,000         $10,000
1/01  $ 7,886                              $ 8,900         $ 6,866
1/02  $ 5,840                              $ 8,580         $ 5,561

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS K GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class K to the value of a $10,000 investment in the Russell 2000 Index(12), and a $10,000 investment in the Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/01) through 1/31/02.

      INVESCO SMALL COMPANY GROWTH FUND -  RUSSELL 2000   RUSSELL 2000
      CLASS K                              INDEX(12)      GROWTH INDEX(12)

12/01 $10,000                              $10,000        $10,000
1/02  $ 9,872                              $ 9,896        $ 9,644

(11) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(12) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF SMALL-CAP STOCKS, AND THE RUSSELL 2000 GROWTH INDEX COMPRISES SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX TEND TO EXHIBIT HIGHER PRICE-TO-BOOK AND PRICE-TO-EARNINGS RATIOS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

INVESTING IN SMALL-CAP COMPANIES MAY ENTAIL GREATER RISKS BECAUSE THE SECURITY PRICES OF SMALL COMPANIES TEND TO FLUCTUATE MORE RAPIDLY THAN LARGE, WELL-ESTABLISHED COMPANIES.

FUND MANAGEMENT

[PHOTOGRAPH OF STACIE L. COWELL OMITTED]
STACIE L. COWELL, CFA
SMALL COMPANY GROWTH FUND

SENIOR VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. SHE IS SUPPORTED BY ASSISTANT MANAGER CAMERON COOKE.

VALUE EQUITY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the course of the six-month period ended January 31, 2002, the market fluctuated sharply in response to a wide range of events -- most notably, of course, the September 11 terrorist attacks. Prior to September, stocks sold off, with investors focusing on weak economic data and earnings disappointments. After the attacks, these concerns only intensified as the country absorbed the horror of that day, sending markets in search of a new bottom.

The Federal Reserve stepped in quickly with additional interest rate cuts (four of the period's five cuts came after September 11), and the government also worked to step up national security and allay fears. With investors regaining confidence, the market showed its resilience by improving markedly in the fourth quarter of 2001. Indeed, gross domestic product (GDP) growth was reported as 0.2% for the quarter, surprising forecasters who had predicted a decline.

The rally, however, was cut short in January as fall-out from the sudden collapse of a major energy company, Enron Corp (which, notably, was not one of our fund holdings during the period), triggered worries regarding accounting practices and companies' liquidity. Given this new obstacle -- and the setbacks encountered earlier -- a fourth-quarter rebound was not enough to push stock prices higher for the six-month period as a whole.

VALUE STOCKS OUTPERFORM

Although stocks generally struggled during the past six months, value-oriented issues modestly outperformed their growth counterparts. The fourth quarter aside, investors were risk-averse, deterred by growth stocks' higher volatility and attracted to value stocks' relative stability. This trend aided Value Equity Fund, whose Investor Class shares declined only 4.57% for the six-month period ended January 31, 2002. In comparison, the fund's benchmark, the S&P 500 Index, fell 6.01% during the same period. (Of course, past performance is not a guarantee of future results.)(13),(14) For performance of other share classes, please see page 2.

Specific sectors that fared well throughout the reporting period were consumer staples and health care -- two areas of the market typically deemed defensive. Yet we also saw information technology and basic materials stocks experience a healthy upswing in the fourth quarter -- thanks to signs that the economy was finally improving. Conversely, telecommunications stocks, hampered by weak fundamentals, faltered, while industrial, consumer discretionary, and energy companies also encountered difficulties -- particularly in the wake of the 11th.

LINE GRAPH: INVESCO VALUE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 1/31/02.

      INVESCO VALUE EQUITY FUND -         S&P 500 INDEX(14)
      INVESTOR CLASS

1/92  $10,000                             $10,000
1/93  $10,757                             $11,056
1/94  $12,116                             $12,477
1/95  $12,573                             $12,542
1/96  $16,345                             $17,385
1/97  $19,619                             $21,963
1/98  $24,375                             $27,871
1/99  $27,841                             $36,931
1/00  $26,664                             $40,750
1/01  $27,299                             $40,383
1/02  $25,121                             $33,865

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Value Equity Fund - Class C, inclusion of contingent deferred sales charge, for period from inception (2/00) through 1/31/02.

      INVESCO VALUE EQUITY FUND -      S&P 500 INDEX(14)
      CLASS C

2/00  $10,000                          $10,000
1/01  $10,533                          $10,101
1/02  $ 9,594                          $ 8,471

Against this backdrop, the fund's overweight position in telecommunications relative to the index hurt performance. Specifically, Qwest Communications International, Sprint Corp, and SBC Communications all lost ground. At the same time, our underweightings in the turbulent technology and consumer discretionary sectors helped performance, and our exposure to high-quality consumer staples and utilities stocks also proved beneficial during the period.

STRONG STOCK SELECTION A FACTOR

Using the bottom-up approach that characterizes the fund, we were able to target many high-quality companies that subsequently overcame the unfavorable market conditions and performed well. For example, Procter & Gamble turned in relatively strong performance. A firm that has been in transition for the past few years, P&G is now beginning to benefit from substantial cost improvements and strong volume numbers.

Other key contributors included industrial gas company Praxair Inc, and paper manufacturer International Paper. Praxair executed well through the downturn, providing solid earnings and benefiting from pricing improvements. International Paper -- a name added to the fund during the period -- effectively reduced capacity and maintained its position as the leader in its industry. We were also pleased with the performance of Lowe's Cos, a home improvement retailer. The company was positioned to capitalize on the period's stronger-than-expected housing market, and also closed the valuation gap with its closest competitor, Home Depot.

POSITIONED FOR A RECOVERY

We continue to position the fund toward the economic recovery that we believe ultimately lies ahead. Specifically, we are focusing on cyclical areas of the market, such as basic materials, industrials, and market-sensitive names within the financial services sector. With the economy showing more and more signs of strength, such as fourth-quarter GDP growth and an upward trend in the manufacturing sector, we feel confident that these particular sectors offer compelling values and potential. Of course, short-term volatility could stay with us until the accounting issues currently worrying investors are put to rest, but our long-term outlook is optimistic.

As always, individual stock selection will be crucial regardless of the market's next turn. With this in mind, we feel that our disciplined, bottom-up approach, coupled with our emphasis on quality and fundamentals above all else, will continue to serve the fund well as 2002 progresses.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/02
--------------------------------------------------------------------------------
Citigroup Inc...................................................4.12%
Exxon Mobil.....................................................3.28%
Bank of America.................................................2.83%
Illinois Tool Works.............................................2.61%
General Electric................................................2.50%
FleetBoston Financial...........................................2.42%
Philip Morris...................................................2.29%
Verizon Communications..........................................2.13%
Lincoln National................................................2.11%
Intel Corp......................................................2.03%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

 PIE CHART: VALUE EQUITY FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks....................................8.89%
            Integrated Oil & Gas.....................8.43%
            Pharmaceuticals..........................7.47%
            Integrated
              Telecommunication Services.............6.24%
            Diversified Financial Services...........5.91%
            Investment Adviser/Broker
              Dealer Services........................5.62%
            Semiconductors...........................5.00%
            Industrial Machinery.....................4.01%
            Life & Health Insurance..................3.00%
            Paper Products...........................2.50%
            Other Industries........................37.32%
            Net Cash & Cash Equivalents..............5.61%

(13) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]
CHARLES P. MAYER
VALUE EQUITY FUND

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER IS LEAD PORTFOLIO MANAGER FOR INVESCO VALUE EQUITY FUND. CHARLIE HAS MORE THAN 30 YEARS OF EXPERIENCE MANAGING DIVERSIFIED EQUITY PORTFOLIOS, AND HAS MANAGED INVESCO CORE EQUITY FUND FOR EIGHT YEARS. HE IS ALSO LEAD MANAGER FOR INVESCO TOTAL RETURN FUND. CHARLIE EARNED HIS BA FROM ST. PETER'S COLLEGE AND AN MBA FROM ST. JOHN'S UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND JOINED INVESCO FUNDS GROUP IN 1993.

QUESTIONS & ANSWERS

AN INTERVIEW WITH TIM MILLER, CHIEF INVESTMENT OFFICER

[PHOTGRAPH OF TIM MILLER OMITTED]
TIM MILLER IS CHIEF INVESTMENT OFFICER FOR INVESCO AND LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM.

IS THE WORST BEHIND US?

TIM, WITH STOCKS HAVING DECLINED FOR THE BETTER PART OF THE PAST TWO YEARS, EQUITY INVESTORS MAY BE SOMEWHAT UNNERVED. WHAT ADVICE WOULD YOU GIVE THEM?

TIM MILLER: I think it's a good time for investors to revisit the reasons why they invested in stocks in the first place. Historically, stocks have been the best way to achieve your long-term financial goals and to help your money outpace inflation. Even after accounting for the recent bear market, stocks have recorded higher average annual returns than bonds, cash or any other asset class. The margin of stocks' performance superiority over other asset classes is significant, with stocks returning on average nearly 5% more per year than their closest competitor, long-term corporate bonds. Of course, risk and reward go hand-in-hand: The higher an asset's potential returns are, the greater the risk. And over the past two years, equity shareholders have been forced to reacquaint themselves with the risk component of that trade-off.

But if it's any comfort, this has been one of the most extreme corrections the market has ever endured. If investors can tolerate this degree of risk, they should be able to tolerate anything else the market could throw at them.

HOW SO?

TIM MILLER: Consider the circumstances we had to overcome. First, there was the unusual nature of this economic slowdown. Unlike previous down cycles that were triggered by a slowdown in consumer spending, this one was the result of a downturn in business spending. As businesses ratcheted down their budgets from the free-spending days of 1998 and 1999, corporate profits suffered and price-to-earnings multiples compressed rapidly. As if that wasn't enough, investors then had to contend with the terrorist attacks on New York and Washington. Uncertainty spiked to all-time highs. Barring another world war or a global depression, it's hard to conceive of a more challenging environment for investors.

DO YOU THINK THE WORST IS BEHIND US?

TIM MILLER: It's impossible to say with absolute confidence. The terrorist attacks caught everyone off guard, and that variety of uncertainty is impossible to predict. But if we put that type of risk aside for the moment and just look at the economy, there are reasons for optimism. Although recent economic data continue to paint a mixed picture, on balance, the business environment seems to be improving. Unemployment numbers, business inventories and retail sales all indicate that the economy has started to improve. But the improvement will likely be choppy. We'll make progress in fits and starts, which is to be expected during times of economic recovery. Boom times like we saw during the late 1990s when the economy was firing on all cylinders, with high productivity and low inflation, are quite rare. I think it's unreasonable for us to expect that pace of expansion again anytime soon. But overall, we are confident about the economy's prospects over the next year.

"EVEN AFTER ACCOUNTING FOR THE RECENT BEAR MARKET, STOCKS HAVE RECORDED HIGHER AVERAGE ANNUAL RETURNS THAN BONDS, CASH OR ANY OTHER ASSET CLASS."

WOULDN'T AN IMPROVING ECONOMY BE GOOD FOR STOCKS?

TIM MILLER: It would be good for corporate earnings. The unknown factor is investor sentiment. Last fall, investors were unwilling to look too far into the future when valuing stocks. Although market tone has improved somewhat, investors are still hesitant to look too far out, and as a result, many stocks are not commanding the multiples they might deserve relative to their long-term growth prospects. That could -- and should -- change as investors become more tolerant of risk. But the timing of that change is impossible to predict, and it could be delayed given the recent performance of stocks and the persistent terrorist threat.

GIVEN THIS ENVIRONMENT, HOW IS YOUR TEAM POSITIONING THEIR PORTFOLIOS?

TIM MILLER: Although we can't be sure when the economy will rebound, and when investor sentiment will improve, we are confident it will happen sooner or later. So we're positioning our portfolios to capitalize on these trends. When the market rebounds, we want to be able to rebound more.

And we believe the best way to do that is to own the opportunities that will receive the most powerful fundamental boost from the economic tailwind. True, all companies and sectors should benefit from an improved economy, but some will benefit more than others. In other words, we think we are entering a true "stockpicker's market" where select opportunities will handily outperform the broad market averages.

Currently, we are excited about several individual opportunities in the technology, consumer discretionary, industrial, and financial services sectors. Despite the diverse range of industries, these all share one characteristic:
While the rest of the market might enjoy choppy, single-digit growth in the coming year, we believe these companies are capable of growing their earnings at double-digit rates. In our opinion, as the market's tolerance for risk normalizes, it will assign a premium to these elite growth opportunities. Overall, we're excited about the prospects for the coming year.

MARKET HEADLINES

MARKET OVERVIEW

AUGUST 2001 TO JANUARY 2002

The six-month period ended January 31, 2002, was a volatile time for financial markets. It began in August with a continuation of the corporate earnings warnings that had long been holding stocks back. At the same time, hints of economic stabilization started to surface. Manufacturing showed signs of life, and the technology and telecommunications sectors were working through the inventory problems that had plagued them for most of the year. Forward-looking guidance from corporate managers suggested that the business climate might improve in the fourth quarter or in early 2002. Indeed, stocks began September with an encouraging advance. There seemed to be a growing belief that the resilient American consumer had saved the economy from a prolonged downturn, and the "soft landing" for which many economists had hoped had come to fruition.

September 11 changed everything, of course, as the terrorist attacks on the U.S. caused Americans to rethink a wide variety of behaviors and views, including spending habits and lifestyle priorities. The attacks on the World Trade Center and Pentagon also assured that the U.S. economy would slip into a recession. In the days following, business activity essentially ground to a halt and consumer confidence -- the last prop for the economy -- plummeted. After a four-day trading hiatus, during which uncertainty spiked to all-time highs, stock markets reopened on September 17 and promptly fell sharply, despite calls for patriotic buying and a coordinated rate cut from the Federal Reserve and the European Central Bank. Hardest hit were companies competing in the travel, tourism and leisure industries.

By the end of September, however, Americans slowly returned to their routines, and stocks stabilized. Reassuring investors was the Bush administration's plan to spend generously -- not only to help the nation recover from the tragedies, but also to shore up America's defenses and intelligence network.

October saw investor sentiment improve as the U.S. military action in Afghanistan and another Fed rate cut offset the uncertainty presented by the anthrax scares. With confidence in our financial system and government growing by the day, stocks -- particularly growth and technology stocks -- rallied as investors recognized that the monetary and fiscal stimuli that led to economic improvement in early September were still in place. Over and above those encouraging measures, however, were increased government spending and lower energy prices, two new developments since the terrorist attacks.

In November, market tone continued to improve as the allied forces enjoyed several quick and meaningful successes in the war on terrorism. Back home, positive statements from several companies suggesting they had started to see business activity pick up also spurred investors to seek more aggressive investments. The market's improving risk tolerance pressured bonds of higher credit quality, and the yield curve steepened as investors became more hopeful about the months ahead. Meanwhile, the Fed continued with its easing cycle, cutting interest rates once again.

Although the stock market's upswing tapered off in December, optimism persisted as the year ended. Additional evidence that the economy had bottomed in September surfaced during December. Most notably, consumer confidence improved significantly, and the National Association of Purchasing Managers' report (renamed the Institute for Supply Management report in 2002) reached its highest level of 2001. The Fed implemented its final rate cut of the year -- the 11th of 2001 and the fifth of the six-month period beginning in August -- bringing the federal funds rate to a low of 1.75%. But in negative news, influential energy trading giant Enron Corp announced bankruptcy as questionable accounting practices undermined its businesses and investor support.

The Enron debacle proved to be injurious to the entire market in January, which began on a positive note and then fell prey to growing concern over accounting methods in general. Yet positive news surfaced as well, such as the fourth-quarter gross domestic product data reported in January (which showed unexpected growth of 0.2%), a strong consumer confidence reading, and the Institute for Supply Management data indicating that the manufacturing sector could be on the road to recovery. As we head further into 2002, investors will be watching to gauge whether these signs of economic improvement will ultimately lead to a sustained rebound in corporate earnings.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
95.35 COMMON STOCK
2.74  ADVERTISING
      Lamar Advertising Class A Shrs(a)                 1,574,900 $  57,121,623
      Omnicom Group                                       630,700    55,104,259
      TMP Worldwide(a)                                  1,029,300    43,817,301
      WPP Group PLC(a)                                  1,274,434    12,427,987
================================================================================
                                                                    168,471,170
1.27  AEROSPACE & DEFENSE
      General Dynamics                                    240,000    21,494,400
      L-3 Communications Holdings(a)                      297,700    30,520,204
      Northrop Grumman                                    235,700    26,306,477
================================================================================
                                                                     78,321,081
0.73  ALTERNATIVE CARRIERS
      Time Warner Telecom Class A Shrs(a)(b)            3,443,700    45,181,344
================================================================================
0.26  APPAREL RETAIL
      American Eagle Outfitters(a)                        625,000    15,900,000
================================================================================
8.22  APPLICATION SOFTWARE
      Amdocs Ltd(a)                                       332,200    12,042,250
      BEA Systems(a)                                    3,156,100    57,220,093
      Check Point Software Technologies Ltd(a)          1,939,300    70,784,450
      Intuit Inc(a)                                     1,109,800    43,559,650
      Liberate Technologies(a)                          2,353,700    19,582,784
      Macromedia Inc(a)                                   431,800     7,690,358
      Mercury Interactive(a)                            1,347,600    51,343,560
      PeopleSoft Inc(a)                                 1,508,100    48,998,169
      Quest Software(a)                                 2,143,200    51,072,456
      Rational Software(a)                              3,134,600    73,600,408
      Siebel Systems(a)                                 1,992,300    70,507,497
================================================================================
                                                                    506,401,675
2.44  BANKS
      Banknorth Group                                     808,200    19,122,012
      Golden West Financial                               240,000    15,278,400
      National Commerce Financial                         404,800    10,265,728
      Northern Trust                                    1,015,800    59,312,562
      Synovus Financial                                 1,095,000    30,265,800
      TCF Financial                                       331,300    16,323,151
================================================================================
                                                                    150,567,653
1.78  BIOTECHNOLOGY
      Genzyme Corp-General Division(a)                  1,213,700    55,356,857
      Gilead Sciences(a)                                  460,000    30,203,600
      IDEC Pharmaceuticals(a)                             405,000    24,081,300
================================================================================
                                                                    109,641,757

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

1.82  BROADCASTING--RADIO/TV
      Cox Radio Class A Shrs(a)                           692,000 $  15,431,600
      Entercom Communications(a)                        1,016,050    48,617,992
      Hispanic Broadcasting(a)                            457,800    10,776,612
      Univision Communications Class A Shrs(a)          1,060,000    37,078,800
================================================================================
                                                                    111,905,004
3.12  CABLE & SATELLITE OPERATORS
      Adelphia Communications Class A Shrs(a)           1,060,000    27,358,600
      Cablevision Systems-Rainbow Media Group(a)        1,042,300    28,204,638
      EchoStar Communications Class A Shrs(a)           1,897,200    51,793,560
      USA Networks(a)                                   2,956,700    84,532,053
================================================================================
                                                                    191,888,851
2.98  CASINOS & GAMING
      Harrah's Entertainment(a)                         3,401,800   129,846,706
      MGM Mirage(a)                                     1,649,400    53,704,464
================================================================================
                                                                    183,551,170
1.81  COMPUTER & ELECTRONICS RETAIL
      Best Buy(a)                                         636,000    47,064,000
      CDW Computer Centers(a)                           1,163,200    64,418,016
================================================================================
                                                                    111,482,016
3.47  COMPUTER STORAGE & PERIPHERALS
      Brocade Communications Systems(a)                 2,511,900    91,433,160
      Emulex Corp(a)                                      419,600    19,305,796
      McDATA Corp
        Class A Shrs(a)                                 1,397,000    34,645,600
        Class B Shrs(a)(c)                              1,055,000    27,746,500
      Network Appliance(a)                              2,259,700    40,561,615
================================================================================
                                                                    213,692,671
0.74  CONSUMER FINANCE
      USA Education                                       506,700    45,603,000
================================================================================
0.91  DATA PROCESSING SERVICES
      Paychex Inc                                       1,523,750    55,921,625
================================================================================
0.96  DEPARTMENT STORES
      Kohl's Corp(a)                                      888,100    58,872,149
================================================================================
2.13  DIVERSIFIED FINANCIAL SERVICES
      Ambac Financial Group                               429,200    25,601,780
      Edwards (A G) Inc                                 1,337,100    56,840,121
      Neuberger Berman                                    605,000    26,075,500
      SEI Investments                                     564,200    22,782,396
================================================================================
                                                                    131,299,797
0.78  EDUCATION SERVICES
      Apollo Group Class A Shrs(a)                      1,023,400    47,741,610
================================================================================
1.47  ELECTRICAL COMPONENTS & EQUIPMENT
      Molex Inc                                         1,120,662    34,236,224
      Power-One Inc(a)                                  2,940,900    29,203,137
      SPX Corp(a)                                         236,200    26,964,592
================================================================================
                                                                     90,403,953

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

1.76  ELECTRONIC EQUIPMENT & INSTRUMENTS
      AVX Corp                                            570,000 $  11,320,200
      Celestica Inc(a)                                    982,300    41,453,060
      Flextronics International Ltd(a)                  2,182,400    48,449,280
      Sanmina-SCI Corp(a)                                 505,000     7,413,400
================================================================================
                                                                    108,635,940
0.93  EMPLOYMENT SERVICES
      Robert Half International(a)                      2,186,300    57,324,786
================================================================================
3.88  HEALTH CARE EQUIPMENT
      Guidant Corp(a)                                   1,235,000    59,341,750
      Laboratory Corp of America Holdings(a)              726,600    59,145,240
      St Jude Medical(a)                                  720,300    57,119,790
      Varian Medical Systems(a)                           960,600    37,847,640
      Zimmer Holdings(a)                                  780,000    25,373,400
================================================================================
                                                                    238,827,820
0.65  INDUSTRIAL MACHINERY
      Illinois Tool Works                                 451,900    32,256,622
      ITT Industries                                      150,900     8,011,281
================================================================================
                                                                     40,267,903
0.25  INTEGRATED OIL & GAS
      Murphy Oil                                          198,700    15,697,300
================================================================================
0.39  INTEGRATED TELECOMMUNICATION
         SERVICES--LONG DISTANCE
      Allegiance Telecom(a)                             4,033,050    24,036,978
================================================================================
1.25  INTERNET RETAIL
      eBay Inc(a)                                       1,304,600    76,997,492
================================================================================
1.99  INTERNET SOFTWARE & SERVICES
      EarthLink Inc(a)                                  1,844,000    17,573,320
      Expedia Inc Class A Shrs(a)(c)                      941,600    53,012,080
      VeriSign Inc(a)                                     522,300    16,118,178
      webMethods Inc(a)(b)(c)                           1,507,000    35,565,200
================================================================================
                                                                    122,268,778
5.17  INVESTMENT ADVISER/BROKER DEALER SERVICES
      Bear Stearns                                        938,800    54,591,220
      E*TRADE Group(a)                                  3,025,000    27,134,250
      Eaton Vance                                         636,800    25,026,240
      Federated Investors Class B Shrs                    580,200    18,560,598
      Investment Technology Group(a)                      530,250    23,224,950
      Legg Mason                                        1,130,700    59,203,452
      Lehman Brothers Holdings                            905,980    58,680,325
      Price (T Rowe) Group                                853,400    32,070,772
      Waddell & Reed Financial Class A Shrs               607,754    19,861,401
================================================================================
                                                                    318,353,208
1.12  INVESTMENT COMPANIES
      iShares Trust
        Russell Midcap Growth Index Fund                    9,500       657,115
        Standard & Poor's MidCap 400 Growth/BARRA
          Growth Index Fund(c)                             60,000     6,756,000

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Nasdaq-100 Trust Series 1 Shrs(a)                 1,600,000 $  61,616,000
================================================================================
                                                                     69,029,115
2.42  IT CONSULTING & SERVICES
      Accenture Ltd Class A Shrs(a)                       747,700    19,275,706
      BISYS Group(a)                                      970,700    59,765,999
      KPMG Consulting(a)                                3,799,700    63,075,020
      SunGard Data Systems(a)                             230,000     6,897,700
================================================================================
                                                                    149,014,425
1.48  LIFE & HEALTH INSURANCE
      John Hancock Financial Services                     939,600    36,061,848
      Nationwide Financial Services Class A Shrs(b)     1,295,000    55,231,750
================================================================================
                                                                     91,293,598
0.62  MANAGED HEALTH CARE
      First Health Group(a)                             1,491,200    37,876,480
================================================================================
0.12  NATURAL GAS PIPELINES
      Dynegy Inc Class A Shrs                             320,340     7,640,109
================================================================================
2.38  NETWORKING EQUIPMENT
      Extreme Networks(a)                               3,306,400    46,091,216
      Finisar Corp(a)(c)                                3,020,200    35,547,754
      Juniper Networks(a)                               1,145,000    17,541,400
      ONI Systems(a)                                    1,147,100     6,504,057
      Riverstone Networks(a)                            2,406,000    41,070,420
================================================================================
                                                                    146,754,847
0.27  OIL & GAS DRILLING
      Nabors Industries(a)                                530,000    16,594,300
================================================================================
2.21  OIL & GAS EQUIPMENT & SERVICES
      BJ Services(a)                                    1,455,900    45,132,900
      Cooper Cameron(a)                                   916,700    38,987,251
      Smith International(a)                              943,700    51,950,685
================================================================================
                                                                    136,070,836
0.75  OIL & GAS EXPLORATION & PRODUCTION
      Apache Corp                                         570,290    27,653,362
      Kerr-McGee Corp                                     348,200    18,437,190
================================================================================
                                                                     46,090,552
0.16  PERSONAL PRODUCTS
      Estee Lauder Class A Shrs                           311,600    10,064,680
================================================================================
6.40  PHARMACEUTICALS
      Allergan Inc                                        483,700    32,286,975
      AmerisourceBergen Corp                              867,789    56,171,982
      Andrx Group(a)                                      994,600    58,422,804
      Forest Laboratories(a)                            1,683,600   139,570,440
      King Pharmaceuticals(a)                           1,305,833    47,532,321
      Teva Pharmaceutical Industries Ltd Sponsored
        ADR Representing Ord Shrs                         971,400    60,226,800
================================================================================
                                                                    394,211,322
2.85  SEMICONDUCTOR EQUIPMENT
      ASM Lithography Holding NV New York
        Registered Shrs(a)(c)                           1,558,100    29,525,995

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      KLA-Tencor Corp(a)                                  670,000 $  38,377,600
      Novellus Systems(a)                               1,280,500    54,690,155
      Teradyne Inc(a)                                   1,775,100    53,004,486
================================================================================
                                                                    175,598,236
14.97 SEMICONDUCTORS
      Altera Corp(a)                                    2,304,000    57,876,480
      Analog Devices(a)                                   860,800    37,703,040
      Applied Micro Circuits(a)                         4,228,800    43,006,896
      Broadcom Corp Class A Shrs(a)                     1,015,800    43,141,026
      Cree Inc(a)(c)                                    2,142,200    41,001,708
      Cypress Semiconductor(a)                          1,560,000    33,945,600
      Fairchild Semiconductor Class A Shrs(a)             680,000    17,945,200
      GlobespanVirata Inc(a)                            1,553,900    25,235,336
      Integrated Device Technology(a)                     785,000    23,981,750
      Linear Technology                                 1,741,500    72,045,855
      LSI Logic(a)                                      3,209,700    53,216,826
      Maxim Integrated Products(a)                      1,727,200    95,842,328
      Microchip Technology(a)                           1,587,110    59,818,176
      Micron Technology(a)                              1,228,400    41,458,500
      NVIDIA Corp(a)                                      908,800    59,744,512
      PMC-Sierra Inc(a)                                   765,000    18,260,550
      QLogic Corp(a)                                      895,000    43,792,350
      RF Micro Devices(a)                               2,520,000    46,141,200
      Vitesse Semiconductor(a)                          2,380,000    29,916,600
      Xilinx Inc(a)                                     1,801,900    78,112,365
================================================================================
                                                                    922,186,298
0.44  SPECIALTY STORES
      Office Depot(a)                                   1,205,000    19,822,250
      Staples Inc(a)                                      400,000     7,288,000
================================================================================
                                                                     27,110,250
3.73  SYSTEMS SOFTWARE
      Adobe Systems                                     1,314,800    44,308,760
      Micromuse Inc(a)                                  3,374,800    36,751,572
      Networks Associates(a)                              593,400    17,796,066
      Symantec Corp(a)                                    821,800    64,642,788
      VERITAS Software(a)                               1,563,400    66,522,670
================================================================================
                                                                    230,021,856
1.14  TELECOMMUNICATIONS EQUIPMENT
      Comverse Technology(a)                            1,791,600    38,286,492
      Corning Inc                                       1,885,400    15,026,638
      JDS Uniphase(a)                                   1,229,100     8,603,700
      Powerwave Technologies(a)                           449,500     8,288,780
================================================================================
                                                                     70,205,610
0.39  WIRELESS TELECOMMUNICATION SERVICES
      Nextel Partners Class A Shrs(a)                   3,779,800    23,888,336
================================================================================
      TOTAL COMMON STOCKS (COST $5,913,780,594)                   5,872,907,581
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

4.65  SHORT-TERM INVESTMENTS
4.06  COMMERCIAL PAPER
1.62  BANKS
      UBS Finance, Discount Notes, 1.900%, 2/1/2002  $100,000,000 $ 100,000,000
================================================================================
1.62  CONSUMER FINANCE
      General Electric Capital, 1.930%, 2/1/2002     $ 50,000,000    50,000,000
      Household Finance, 1.870%, 2/1/2002            $ 50,000,000    50,000,000
================================================================================
                                                                    100,000,000
0.82  LIFE & HEALTH INSURANCE
      American General, 1.870%, 2/1/2002             $ 50,000,000    50,000,000
================================================================================
        TOTAL COMMERCIAL PAPER
          (Amortized Cost $250,000,000)                             250,000,000
================================================================================
0.59  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2002 due 2/1/2002 at 1.850%,
        repurchased at $36,093,855 (Collateralized
        by Fannie Mae Benchmark Notes, due
        2/15/2005 at 7.125%, value $36,750,897)
        (Cost $36,092,000)                           $ 36,092,000    36,092,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $286,092,000)                               286,092,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $6,199,872,594)                                     $6,158,999,581
================================================================================

GROWTH FUND
100.00 COMMON STOCKS
3.75  APPLICATION SOFTWARE
      BEA Systems(a)                                      895,550 $  16,236,321
      Check Point Software Technologies Ltd(a)            297,495    10,858,568
      Siebel Systems(a)                                   189,400     6,702,866
================================================================================
                                                                     33,797,755
4.78  BIOTECHNOLOGY
      Abgenix Inc(a)                                       89,820     2,140,411
      Genentech Inc(a)                                    620,590    30,688,175
      Human Genome Sciences(a)                            163,145     4,589,269
      Millennium Pharmaceuticals(a)                       189,410     3,600,684
      Protein Design Labs(a)                               90,585     2,016,422
================================================================================
                                                                     43,034,961
2.19  CABLE & SATELLITE OPERATORS
      EchoStar Communications Class A Shrs(a)             278,370     7,599,501
      USA Networks(a)                                     423,910    12,119,587
================================================================================
                                                                     19,719,088
4.03  CABLE & SATELLITE PROGRAMMERS
      Liberty Media Class A Shrs(a)                     2,790,515    36,276,695
================================================================================
2.53  COMPUTER HARDWARE
      Sun Microsystems(a)                               2,114,510    22,752,128
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

7.95  COMPUTER STORAGE & PERIPHERALS
      Brocade Communications Systems(a)                 1,785,695 $  64,999,298
      Network Appliance(a)                                369,170     6,626,601
================================================================================
                                                                     71,625,899
3.85  DIVERSIFIED FINANCIAL SERVICES
      Citigroup Inc                                       731,856    34,689,974
================================================================================
0.72  ELECTRONIC EQUIPMENT & INSTRUMENTS
      Flextronics International Ltd(a)                    291,575     6,472,965
================================================================================
0.50  HEALTH CARE EQUIPMENT
      Medtronic Inc                                        90,820     4,474,701
================================================================================
1.42  HOME IMPROVEMENT RETAIL
      Home Depot                                          255,502    12,798,095
================================================================================
0.67  INDUSTRIAL CONGLOMERATES
      General Electric                                    162,990     6,055,078
================================================================================
4.16  INTERNET RETAIL
      eBay Inc(a)                                         634,335    37,438,452
================================================================================
0.38  INTERNET SOFTWARE & SERVICES
      VeriSign Inc(a)                                     110,432     3,407,932
================================================================================
7.39  INVESTMENT ADVISER/BROKER DEALER SERVICES
      E*TRADE Group(a)                                    774,400     6,946,368
      Goldman Sachs Group                                 302,220    26,287,096
      Schwab (Charles) Corp                             2,318,105    33,311,169
================================================================================
                                                                     66,544,633
3.23  MOVIES & ENTERTAINMENT
      AOL Time Warner(a)                                1,103,840    29,042,030
================================================================================
0.53  NATURAL GAS PIPELINES
      El Paso                                             125,915     4,778,474
================================================================================
6.71  NETWORKING EQUIPMENT
      Cisco Systems(a)                                  2,691,740    53,296,452
      Finisar Corp(a)                                     607,670     7,152,276
================================================================================
                                                                     60,448,728
4.15  PHARMACEUTICALS
      Pfizer Inc                                          787,200    32,802,624
      Pharmacia Corp                                      112,000     4,536,000
================================================================================
                                                                     37,338,624
0.65  RESTAURANTS
      Krispy Kreme Doughnuts(a)(c)                        147,015     5,858,548
================================================================================
3.75  SEMICONDUCTOR EQUIPMENT
      Applied Materials(a)                                396,120    17,290,638
      ASM Lithography Holding NV New York
        Registered Shrs(a)                                871,130    16,507,914
================================================================================
                                                                     33,798,552
25.66 SEMICONDUCTORS
      Analog Devices(a)                                   868,210    38,027,598
      Applied Micro Circuits(a)                         4,370,610    44,449,104

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Maxim Integrated Products(a)                        937,575 $  52,026,037
      PMC-Sierra Inc(a)                                   309,960     7,398,745
      Taiwan Semiconductor Manufacturing Ltd Sponsored
        ADR Representing 5 Ord Shrs                     1,419,865    24,095,109
      Texas Instruments                                   430,280    13,429,039
      Vitesse Semiconductor(a)                          1,168,460    14,687,542
      Xilinx Inc(a)                                       850,975    36,889,766
================================================================================
                                                                    231,002,940
4.65  SYSTEMS SOFTWARE
      Microsoft Corp(a)                                   190,140    12,113,819
      Oracle Corp(a)                                      827,545    14,283,427
      VERITAS Software(a)                                 362,985    15,445,012
================================================================================
                                                                     41,842,258
6.35  TELECOMMUNICATIONS EQUIPMENT
      JDS Uniphase(a)                                   5,212,702    36,488,914
      Nokia Corp Sponsored ADR Representing Ord Shrs      510,960    11,982,012
      QUALCOMM Inc(a)                                     196,590     8,675,517
================================================================================
                                                                     57,146,443
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $923,049,410)                                        $ 900,344,953
================================================================================

GROWTH & INCOME FUND
100.00 COMMON STOCKS
1.81  ADVERTISING
      Omnicom Group                                         9,130 $     797,688
      TMP Worldwide(a)                                     14,260       607,048
================================================================================
                                                                      1,404,736
6.88  APPLICATION SOFTWARE
      BEA Systems(a)                                       49,510       897,616
      Check Point Software Technologies Ltd(a)             42,450     1,549,425
      Mercury Interactive(a)                               34,820     1,326,642
      Siebel Systems(a)                                    44,285     1,567,246
================================================================================
                                                                      5,340,929
1.17  BIOTECHNOLOGY
      Genentech Inc(a)                                     11,690       578,071
      Genzyme Corp-General Division(a)                      7,300       332,953
================================================================================
                                                                        911,024
1.18  BROADCASTING--RADIO/TV
      Clear Channel Communications(a)                      15,880       731,115
      Univision Communications Class A Shrs(a)              5,400       188,892
================================================================================
                                                                        920,007
1.14  CABLE & SATELLITE OPERATORS
      USA Networks(a)                                      30,870       882,573
================================================================================
0.68  CABLE & SATELLITE PROGRAMMERS
      Liberty Media Class A Shrs(a)                        40,855       531,115
================================================================================
1.89  COMPUTER HARDWARE
      Sun Microsystems(a)                                 136,705     1,470,946
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

5.83  COMPUTER STORAGE & PERIPHERALS
      Brocade Communications Systems(a)                    36,520 $   1,329,328
      EMC Corp(a)                                         120,900     1,982,760
      Emulex Corp(a)                                       26,345     1,212,133
================================================================================
                                                                      4,524,221
0.78  CONSUMER FINANCE
      USA Education                                         6,700       603,000
================================================================================
1.27  DATA PROCESSING SERVICES
      First Data                                           11,920       986,142
================================================================================
0.52  DEPARTMENT STORES
      Kohl's Corp(a)                                        6,110       405,032
================================================================================
4.39  DIVERSIFIED FINANCIAL SERVICES
      Citigroup Inc                                        71,976     3,411,662
================================================================================
0.70  DRUG RETAIL
      Walgreen Co                                          15,000       544,200
================================================================================
1.93  ELECTRONIC EQUIPMENT & INSTRUMENTS
      Sanmina-SCI Corp(a)                                  60,500       888,140
      Solectron Corp(a)                                    52,020       609,674
================================================================================
                                                                      1,497,814
6.91  HEALTH CARE EQUIPMENT
      Baxter International                                 53,485     2,986,068
      Cytyc Corp(a)                                        14,165       321,687
      Laboratory Corp of America Holdings(a)               20,325     1,654,455
      Varian Medical Systems(a)                            10,230       403,062
================================================================================
                                                                      5,365,272
2.62  HEALTH CARE FACILITIES
      HCA Inc                                              10,340       439,450
      Tenet Healthcare(a)                                  24,995     1,594,431
================================================================================
                                                                      2,033,881
1.07  HOME IMPROVEMENT RETAIL
      Home Depot                                           16,580       830,492
================================================================================
1.09  HOTELS
      Marriott International Class A Shrs                  20,850       850,263
================================================================================
1.21  HOUSEHOLD PRODUCTS
      Procter & Gamble                                     11,520       940,954
================================================================================
5.90  INDUSTRIAL CONGLOMERATES
      General Electric                                     60,695     2,254,819
      Tyco International Ltd                               66,195     2,326,754
================================================================================
                                                                      4,581,573
1.80  INSURANCE BROKERS
      Marsh & McLennan                                     13,740     1,399,419
================================================================================
0.97  INTERNET RETAIL
      eBay Inc(a)                                          12,710       750,144
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

3.40  INVESTMENT ADVISER/BROKER DEALER SERVICES
      Goldman Sachs Group                                   4,700 $     408,806
      Lehman Brothers Holdings                             15,405       997,782
      Merrill Lynch & Co                                   24,180     1,232,696
================================================================================
                                                                      2,639,284
0.86  MANAGED HEALTH CARE
      First Health Group(a)                                26,155       664,337
================================================================================
3.22  MOVIES & ENTERTAINMENT
      AOL Time Warner(a)                                    3,140       871,913
      Gemstar-TV Guide International(a)                    15,385       280,007
      Viacom Inc Class B Shrs(a)                           33,760     1,350,062
================================================================================
                                                                      2,501,982
4.42  MULTI-LINE INSURANCE
      American International Group                         33,357     2,473,422
      Radian Group                                         21,355       958,840
================================================================================
                                                                      3,432,262
3.76  NATURAL GAS PIPELINES
      Dynegy Inc Class A Shrs                              57,760     1,377,576
      El Paso                                              40,565     1,539,442
================================================================================
                                                                      2,917,018
5.20  NETWORKING EQUIPMENT
      Cisco Systems(a)                                    175,685     3,478,563
      Extreme Networks(a)                                  39,915       556,415
================================================================================
                                                                      4,034,978
15.38 PHARMACEUTICALS
      AmerisourceBergen Corp                               29,305     1,896,913
      Cardinal Health                                      24,905     1,641,489
      Forest Laboratories(a)                               34,825     2,886,992
      Johnson & Johnson                                    14,595       839,358
      King Pharmaceuticals(a)                              45,483     1,655,581
      Pfizer Inc                                           40,371     1,682,260
      Teva Pharmaceutical Industries Ltd Sponsored
        ADR Representing Ord Shrs                          21,600     1,339,200
================================================================================
                                                                     11,941,793
0.59  RESTAURANTS
      Starbucks Corp(a)                                    19,380       460,663
================================================================================
3.88  SEMICONDUCTOR EQUIPMENT
      Applied Materials(a)                                 48,450     2,114,842
      Teradyne Inc(a)                                      29,995       895,651
================================================================================
                                                                      3,010,493
5.17  SEMICONDUCTORS
      Applied Micro Circuits(a)                            58,450       594,436
      Intel Corp                                           31,705     1,110,943
      PMC-Sierra Inc(a)                                    19,225       458,901
      Texas Instruments                                    23,985       748,572
      Xilinx Inc(a)                                        25,350     1,098,923
================================================================================
                                                                      4,011,775

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

1.91  SYSTEMS SOFTWARE
      Oracle Corp(a)                                       46,660 $     805,352
      VERITAS Software(a)                                  15,865       675,056
================================================================================
                                                                      1,480,408
0.47  TELECOMMUNICATIONS EQUIPMENT
      Comverse Technology(a)                               17,135       366,175
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $93,613,015)                                         $  77,646,567
================================================================================

INVESCO ENDEAVOR FUND
99.82 COMMON STOCKS
8.43  APPLICATION SOFTWARE
      BEA Systems(a)                                       83,865 $   1,520,473
      Check Point Software Technologies Ltd(a)             49,800     1,817,700
      Edwards (J D) & Co(a)                                47,700       741,258
      Inktomi Corp(a)                                     251,900     1,503,843
      Macromedia Inc(a)                                    70,600     1,257,386
      Manugistics Group(a)                                 33,800       589,810
      Rational Software(a)                                 39,000       915,720
      Siebel Systems(a)                                    27,070       958,007
      TIBCO Software(a)                                    39,210       627,752
================================================================================
                                                                      9,931,949
2.87  BIOTECHNOLOGY
      Genentech Inc(a)                                     49,240     2,434,918
      Human Genome Sciences(a)                             22,600       635,738
      Millennium Pharmaceuticals(a)                        16,000       304,160
================================================================================
                                                                      3,374,816
2.75  BROADCASTING--RADIO/TV
      Fox Entertainment Group Class A Shrs(a)              26,400       555,720
      Grupo Televisa SA de CV Sponsored ADR Representing
        Ord Participation Certificates(a)(c)               16,500       735,900
      Hispanic Broadcasting(a)                             29,800       701,492
      Univision Communications Class A Shrs(a)             35,500     1,241,790
================================================================================
                                                                      3,234,902
1.78  CABLE & SATELLITE OPERATORS
      Adelphia Communications Class A Shrs(a)              33,600       867,216
      USA Networks(a)                                      43,100     1,232,229
================================================================================
                                                                      2,099,445
2.06  CABLE & SATELLITE PROGRAMMERS
      Liberty Media Class A Shrs(a)                       186,400     2,423,200
================================================================================
2.10  COMPUTER HARDWARE
      Handspring Inc(a)(c)                                436,600     2,475,522
================================================================================
6.75  COMPUTER STORAGE & PERIPHERALS
      Brocade Communications Systems(a)                   125,915     4,583,306
      McDATA Corp
        Class A Shrs(a)                                    26,100       647,280
        Class B Shrs(a)(c)                                 22,800       599,640

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Network Appliance(a)                                117,800 $   2,114,510
================================================================================
                                                                      7,944,736
2.91  DIVERSIFIED FINANCIAL SERVICES
      Citigroup Inc                                        72,305     3,427,257
================================================================================
2.65  ELECTRONIC EQUIPMENT & INSTRUMENTS
      Agilent Technologies(a)                              22,900       695,015
      Flextronics International Ltd(a)                    109,100     2,422,020
================================================================================
                                                                      3,117,035
0.64  HEALTH CARE EQUIPMENT
      Zimmer Holdings(a)                                   23,100       751,443
================================================================================
0.50  HOTELS
      Cendant Corp(a)                                      34,000       594,320
================================================================================
1.57  INTEGRATED TELECOMMUNICATION
         SERVICES--LONG DISTANCE
      Broadwing Inc(a)                                    231,700     1,851,283
================================================================================
3.47  INTERNET RETAIL
      eBay Inc(a)                                          69,205     4,084,479
================================================================================
1.24  INTERNET SOFTWARE & SERVICES
      DoubleClick Inc(a)                                  129,000     1,456,410
================================================================================
4.26  INVESTMENT ADVISER/BROKER DEALER SERVICES
      E*TRADE Group(a)                                    105,500       946,335
      Goldman Sachs Group                                  22,800     1,983,144
      Morgan Stanley Dean Witter & Co                      37,935     2,086,425
================================================================================
                                                                      5,015,904
3.32  MOVIES & ENTERTAINMENT
      AOL Time Warner(a)                                  124,920     3,286,645
      Viacom Inc Class B Shrs(a)                           15,700       627,843
================================================================================
                                                                      3,914,488
2.69  NETWORKING EQUIPMENT
      Corvis Corp(a)                                      266,450       535,565
      Finisar Corp(a)(c)                                  223,490     2,630,477
================================================================================
                                                                      3,166,042
1.73  OIL & GAS DRILLING
      Nabors Industries(a)                                 65,150     2,039,847
================================================================================
2.96  OIL & GAS EQUIPMENT & SERVICES
      Cooper Cameron(a)                                    29,595     1,258,675
      Smith International(a)                               40,485     2,228,699
================================================================================
                                                                      3,487,374
1.37  OIL & GAS EXPLORATION & PRODUCTION
      Anadarko Petroleum                                   14,900       732,037
      Apache Corp                                          18,227       883,827
================================================================================
                                                                      1,615,864
0.95  PERSONAL PRODUCTS
      Estee Lauder Class A Shrs                            34,585     1,117,096
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

9.69  PHARMACEUTICALS
      Andrx Group(a)                                       46,345 $   2,722,305
      Forest Laboratories(a)                               32,200     2,669,380
      Pfizer Inc                                          115,185     4,799,759
      Teva Pharmaceutical Industries Ltd Sponsored
        ADR Representing Ord Shrs                          19,685     1,220,470
================================================================================
                                                                     11,411,914
0.66  REINSURANCE
      RenaissanceRe Holdings Ltd                            8,000       778,000
================================================================================
1.62  RESTAURANTS
      Krispy Kreme Doughnuts(a)(c)                         48,000     1,912,800
================================================================================
7.20  SEMICONDUCTOR EQUIPMENT
      ASM Lithography Holding NV New York
        Registered Shrs(a)                                269,700     5,110,815
      Axcelis Technologies(a)                              33,900       465,786
      Novellus Systems(a)                                  15,600       666,276
      Teradyne Inc(a)                                      75,000     2,239,500
================================================================================
                                                                      8,482,377
16.04 SEMICONDUCTORS
      Analog Devices(a)                                    43,955     1,925,229
      Applied Micro Circuits(a)                           384,000     3,905,280
      Conexant Systems(a)                                  83,840     1,093,274
      Cypress Semiconductor(a)                             32,700       711,552
      Elantec Semiconductor(a)                             17,900       730,141
      GlobespanVirata Inc(a)                              130,568     2,120,424
      Integrated Device Technology(a)                      11,200       342,160
      Nassda Corp(a)                                       14,525       248,668
      PMC-Sierra Inc(a)                                    44,600     1,064,602
      Taiwan Semiconductor Manufacturing Ltd Sponsored
        ADR Representing 5 Ord Shrs                       125,400     2,128,038
      Texas Instruments                                    44,500     1,388,845
      United Microelectronics Sponsored ADR
        Representing 5 Ord Shrs(c)                        201,000     1,772,820
      Xilinx Inc(a)                                        33,780     1,464,363
================================================================================
                                                                     18,895,396
2.42  SYSTEMS SOFTWARE
      Micromuse Inc(a)                                     81,200       884,268
      Microsoft Corp(a)                                    30,790     1,961,631
================================================================================
                                                                      2,845,899
5.19  TELECOMMUNICATIONS EQUIPMENT
      JDS Uniphase(a)                                     121,280       848,960
      Powerwave Technologies(a)                           118,200     2,179,608
      QUALCOMM Inc(a)                                      28,700     1,266,531
      Sycamore Networks(a)                                385,500     1,815,705
================================================================================
                                                                      6,110,804
      TOTAL COMMON STOCKS (COST $115,747,799)                       117,560,602
================================================================================
0.18  PREFERRED STOCKS
0.18  NETWORKING EQUIPMENT
      Calient  Networks, Pfd, Series D Shrs(a)(f)
        (Cost $648,056)                                    89,696       217,746
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $116,395,855)                                        $ 117,778,348
================================================================================

S&P 500 INDEX FUND
93.94 COMMON STOCKS(d)
0.29  ADVERTISING
      Interpublic Group                                     4,836 $     139,615
      Omnicom Group                                         2,443       213,445
      TMP Worldwide(a)                                      1,400        59,598
================================================================================
                                                                        412,658
1.54  AEROSPACE & DEFENSE
      Boeing Co                                            10,856       444,553
      General Dynamics                                      2,634       235,901
      Goodrich Corp                                         1,310        36,444
      Honeywell International                              10,536       354,115
      Lockheed Martin                                       5,656       299,598
      Northrop Grumman                                      1,418       158,263
      Raytheon Co                                           5,047       193,149
      Rockwell Collins                                      2,337        52,232
      United Technologies                                   6,106       419,665
================================================================================
                                                                      2,193,920
0.14  AIR FREIGHT & COURIERS
      FedEx Corp(a)                                         3,832       205,204
================================================================================
0.21  AIRLINES
      AMR Corp(a)                                           2,020        50,379
      Delta Air Lines                                       1,598        50,513
      Southwest Airlines                                    9,866       186,862
      US Airways Group(a)                                     913         4,729
================================================================================
                                                                        292,483
0.28  ALUMINUM
      Alcoa Inc                                            11,000       394,350
================================================================================
0.10  APPAREL & ACCESSORIES
      Jones Apparel Group(a)                                1,600        53,072
      Liz Claiborne                                         1,400        38,318
      VF Corp                                               1,417        57,559
================================================================================
                                                                        148,949
0.29  APPAREL RETAIL
      Gap Inc                                              11,194       161,194
      Limited Inc                                           5,558       103,101
      TJX Cos                                               3,546       146,592
================================================================================
                                                                        410,887
0.50  APPLICATION SOFTWARE
      Autodesk Inc                                            700        28,700
      Citrix Systems(a)                                     2,400        41,352
      Compuware Corp(a)                                     4,800        65,280
      Intuit Inc(a)                                         2,700       105,975
      Mercury Interactive(a)                                1,100        41,910
      Parametric Technology(a)                              3,436        23,640
      PeopleSoft Inc(a)                                     3,947       128,238

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Rational Software(a)                                  2,500 $      58,700
      Siebel Systems(a)                                     6,000       212,340
================================================================================
                                                                        706,135
0.24  AUTO PARTS & EQUIPMENT
      Dana Corp                                             1,907        27,861
      Delphi Automotive Systems                             7,230       103,317
      Johnson Controls                                      1,112        93,475
      Snap-on Inc                                             700        22,813
      TRW Inc                                               1,617        68,512
      Visteon Corp                                          1,642        21,839
================================================================================
                                                                        337,817
0.51  AUTOMOBILE MANUFACTURERS
      Ford Motor                                           23,417       358,280
      General Motors                                        7,164       366,367
================================================================================
                                                                        724,647
5.68  BANKS
      AmSouth Bancorp                                       4,750        99,037
      Bank of America                                      20,289     1,278,816
      Bank of New York                                      9,494       389,064
      Bank One                                             15,043       564,112
      BB&T Corp                                             5,880       207,211
      Charter One Financial                                 2,889        86,034
      Comerica Inc                                          2,303       129,636
      Fifth Third Bancorp                                   7,450       471,213
      FleetBoston Financial                                13,510       454,206
      Golden West Financial                                 2,045       130,185
      Huntington Bancshares                                 3,241        56,750
      KeyCorp                                               5,488       135,060
      Mellon Financial                                      6,034       231,706
      National City                                         7,880       221,586
      Northern Trust                                        2,900       169,331
      PNC Financial Services Group                          3,700       213,675
      Regions Financial                                     2,900        90,683
      SouthTrust Corp                                       4,400       108,416
      SunTrust Banks                                        3,738       230,261
      Synovus Financial                                     3,786       104,645
      Union Planters                                        1,800        80,568
      US Bancorp                                           25,230       525,289
      Wachovia Corp                                        17,590       584,867
      Washington Mutual                                    12,441       426,975
      Wells Fargo & Co                                     21,866     1,014,364
      Zions Bancorp                                         1,200        60,408
================================================================================
                                                                      8,064,098
0.90  BIOTECHNOLOGY
      Amgen Inc(a)                                         13,548       751,914
      Applera Corp-Applied Biosystems Group                 2,700        60,291
      Biogen Inc(a)                                         1,900       103,018
      Chiron Corp(a)                                        2,400       101,688
      Genzyme Corp-General Division(a)                      2,700       123,147

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      MedImmune Inc(a)                                      3,200 $     135,584
================================================================================
                                                                      1,275,642
0.40  BREWERS
      Anheuser-Busch Cos                                   11,444       540,958
      Coors (Adolph) Co Class B Shrs                          500        26,335
================================================================================
                                                                        567,293
0.32  BROADCASTING--RADIO/TV
      Clear Channel Communications(a)                       7,703       354,646
      Univision Communications Class A Shrs(a)              2,700        94,446
================================================================================
                                                                        449,092
0.12  BUILDING PRODUCTS
      Crane Co                                                750        17,715
      Masco Corp                                            5,916       158,312
================================================================================
                                                                        176,027
0.30  CABLE & SATELLITE OPERATORS
      Comcast Corp Special Class A Shrs(a)                 12,198       433,395
================================================================================
0.09  CASINOS & GAMING
      Harrah's Entertainment(a)                             1,414        53,972
      International Game Technology(a)                      1,100        72,380
================================================================================
                                                                        126,352
0.03  COMMERCIAL PRINTING
      Donnelley (R R) & Sons                                1,520        44,156
================================================================================
0.25  COMPUTER & ELECTRONICS RETAIL
      Best Buy(a)                                           2,700       199,800
      Circuit City Stores-Circuit City Group                2,728        81,404
      RadioShack Corp                                       2,328        73,379
================================================================================
                                                                        354,583
3.39  COMPUTER HARDWARE
      Apple Computer(a)                                     4,536       112,130
      Compaq Computer                                      21,885       270,280
      Dell Computer(a)                                     33,712       926,743
      Gateway Inc(a)                                        4,200        21,882
      Hewlett-Packard Co                                   25,066       554,209
      International Business Machines                      22,276     2,403,358
      NCR Corp(a)                                           1,300        55,302
      Palm Inc(a)                                           7,327        27,403
      Sun Microsystems(a)                                  41,916       451,016
================================================================================
                                                                      4,822,323
0.45  COMPUTER STORAGE & PERIPHERALS
      EMC Corp(a)                                          28,604       469,106
      Lexmark International Class A Shrs(a)                 1,700        94,435
      Network Appliance(a)                                  4,300        77,185
================================================================================
                                                                        640,726
0.03  CONSTRUCTION & ENGINEERING
      Fluor Corp                                            1,012        32,435
      McDermott International(a)                              800         9,896
================================================================================
                                                                         42,331

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

0.33  CONSTRUCTION & FARM MACHINERY
      Caterpillar Inc                                       4,444 $     223,444
      Cummins Inc                                             500        18,845
      Deere & Co                                            3,066       134,812
      Navistar International(a)                               800        31,208
      PACCAR Inc                                            1,000        66,250
================================================================================
                                                                        474,559
0.04  CONSTRUCTION MATERIALS
      Vulcan Materials                                      1,300        60,320
================================================================================
1.92  CONSUMER FINANCE
      Capital One Financial                                 2,800       140,476
      Countrywide Credit Industries                         1,615        64,196
      Fannie Mae                                           12,897     1,044,012
      Freddie Mac                                           8,956       601,127
      Household International                               5,952       304,980
      MBNA Corp                                            11,043       386,505
      Providian Financial                                   3,638        14,006
      USA Education                                         2,000       180,000
================================================================================
                                                                      2,735,302
0.14  CRUISE LINES
      Carnival Corp                                         7,600       205,504
================================================================================
0.98  DATA PROCESSING SERVICES
      Automatic Data Processing                             7,984       431,136
      Concord EFS(a)                                        6,500       189,475
      First Data                                            4,960       410,341
      Fiserv Inc(a)                                         2,450       103,978
      Paychex Inc                                           4,800       176,160
      Sabre Holdings(a)                                     1,737        77,609
================================================================================
                                                                      1,388,699
0.63  DEPARTMENT STORES
      Dillard's Inc Class A Shrs                            1,115        16,034
      Federated Department Stores(a)                        2,538       105,632
      Kohl's Corp(a)                                        4,300       285,047
      May Department Stores                                 3,828       140,870
      Nordstrom Inc                                         1,700        43,010
      Penney (J C) Co                                       3,364        83,663
      Sears Roebuck & Co                                    4,157       219,656
================================================================================
                                                                        893,912
0.04  DISTILLERS & VINTNERS
      Brown-Forman Corp Class B Shrs                          900        58,950
================================================================================
0.73  DIVERSIFIED CHEMICALS
      Dow Chemical                                         11,707       345,825
      du Pont (E I) de Nemours & Co                        13,222       584,016
      Rohm & Haas                                           2,876       105,779
================================================================================
                                                                      1,035,620
0.37  DIVERSIFIED COMMERCIAL SERVICES
      Block (H&R) Inc                                       2,330       107,786
      Cintas Corp                                           2,200       110,044
      Convergys Corp(a)                                     2,200        69,718

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Deluxe Corp                                             811 $      37,314
      Ecolab Inc                                            1,700        72,743
      Equifax Inc                                           1,921        48,371
      IMS Health                                            3,812        76,049
================================================================================
                                                                        522,025
3.63  DIVERSIFIED FINANCIAL SERVICES
      Ambac Financial Group                                 1,400        83,510
      American Express                                     17,215       617,158
      Citigroup Inc                                        66,508     3,152,479
      Franklin Resources                                    3,400       127,330
      JP Morgan Chase & Co                                 25,503       868,377
      Moody's Corp                                          2,024        75,940
      State Street                                          4,212       226,521
================================================================================
                                                                      5,151,315
0.19  DIVERSIFIED METALS & MINING
      Alcan Inc                                             4,132       160,570
      Freeport McMoRan Copper & Gold Class B Shrs(a)        1,827        28,410
      Inco Ltd(a)                                           2,323        42,232
      Phelps Dodge                                            979        34,138
================================================================================
                                                                        265,350
0.43  DRUG RETAIL
      CVS Corp                                              5,026       136,707
      Walgreen Co                                          13,146       476,937
================================================================================
                                                                        613,644
2.26  ELECTRIC UTILITIES
      AES Corp(a)                                           6,900        93,495
      Allegheny Energy                                      1,600        52,656
      Ameren Corp                                           1,814        77,766
      American Electric Power                               4,203       175,433
      Calpine Corp(a)                                       3,900        43,680
      Cinergy Corp                                          2,022        65,311
      CMS Energy                                            1,700        38,811
      Consolidated Edison                                   2,754       112,886
      Constellation Energy Group                            2,121        59,812
      Dominion Resources                                    3,367       198,215
      DTE Energy                                            2,120        86,920
      Duke Energy                                          10,072       351,211
      Edison International(a)                               4,253        65,709
      Entergy Corp                                          2,834       116,704
      Exelon Corp                                           4,157       204,691
      FirstEnergy Corp                                      3,805       141,546
      FPL Group                                             2,319       124,322
      Mirant Corp(a)                                        5,175        51,802
      NiSource Inc                                          2,651        55,141
      PG&E Corp(a)                                          4,961       106,661
      Pinnacle West Capital                                 1,100        43,846
      PPL Corp                                              1,923        64,805
      Progress Energy                                       2,814       122,972
      Public Service Enterprise Group                       2,632       110,755
      Reliant Energy                                        3,840        96,307
      Southern Co                                           8,996       221,751

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      TECO Energy                                           1,800 $      43,506
      TXU Corp                                              3,462       168,669
      Xcel Energy                                           4,440       118,548
================================================================================
                                                                      3,213,931
0.39  ELECTRICAL COMPONENTS & EQUIPMENT
      American Power Conversion(a)                          2,500        37,975
      Cooper Industries                                     1,217        44,299
      Emerson Electric                                      5,491       318,149
      Molex Inc                                             2,575        78,666
      Power-One Inc(a)                                      1,000         9,930
      Rockwell International                                2,337        44,987
      Thomas & Betts                                          800        15,600
================================================================================
                                                                        549,606
0.47  ELECTRONIC EQUIPMENT & INSTRUMENTS
      Agilent Technologies(a)                               5,959       180,856
      Jabil Circuit(a)                                      2,500        58,000
      Millipore Corp                                          600        32,220
      PerkinElmer Inc                                       1,600        47,200
      Sanmina-SCI Corp(a)                                   6,700        98,356
      Solectron Corp(a)                                    10,600       124,232
      Symbol Technologies                                   2,950        45,725
      Tektronix Inc(a)                                      1,200        29,376
      Thermo Electron(a)                                    2,321        50,969
================================================================================
                                                                        666,934
0.04  EMPLOYMENT SERVICES
      Robert Half International(a)                          2,300        60,306
================================================================================
0.18  ENVIRONMENTAL SERVICES
      Allied Waste Industries(a)                            2,500        27,450
      Waste Management                                      8,153       234,969
================================================================================
                                                                        262,419
0.03  FOOD DISTRIBUTORS
      SUPERVALU Inc                                         1,700        41,956
================================================================================
0.46  FOOD RETAIL
      Albertson's Inc                                       5,266       151,398
      Kroger Co(a)                                         10,334       212,880
      Safeway Inc(a)                                        6,500       262,925
      Winn-Dixie Stores                                     1,821        24,310
================================================================================
                                                                        651,513
0.16  FOOTWEAR
      NIKE Inc Class B Shrs                                 3,491       209,146
      Reebok International Ltd(a)                             800        23,696
================================================================================
                                                                        232,842
0.12  FOREST PRODUCTS
      Louisiana-Pacific Corp                                1,315        11,362
      Weyerhaeuser Co                                       2,831       165,104
================================================================================
                                                                        176,466
0.12  GAS UTILITIES
      KeySpan Corp                                          1,800        58,248

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      NICOR Inc                                               600 $      24,384
      Peoples Energy                                          500        18,345
      Sempra Energy                                         2,718        65,096
================================================================================
                                                                        166,073
3.10  GENERAL MERCHANDISE STORES
      Big Lots(a)                                           1,429        15,319
      Costco Wholesale(a)                                   5,880       270,480
      Dollar General                                        4,297        67,893
      Family Dollar Stores                                  2,200        74,206
      Target Corp                                          11,672       518,354
      Wal-Mart Stores                                      57,660     3,458,447
================================================================================
                                                                      4,404,699
0.16  GOLD
      Barrick Gold                                          6,911       118,800
      Newmont Mining                                        2,522        55,080
      Placer Dome                                           4,233        52,235
================================================================================
                                                                        226,115
0.12  HEALTH CARE DISTRIBUTORS & SERVICES
      McKesson Corp                                         3,686       141,911
      Quintiles Transnational(a)                            1,500        24,030
================================================================================
                                                                        165,941
1.51  HEALTH CARE EQUIPMENT
      Bard (C R) Inc                                          700        34,335
      Baxter International                                  7,668       428,104
      Becton Dickinson & Co                                 3,334       120,757
      Biomet Inc                                            3,461       111,756
      Boston Scientific(a)                                  5,256       118,102
      Guidant Corp(a)                                       3,894       187,107
      Medtronic Inc                                        15,616       769,400
      St Jude Medical(a)                                    1,113        88,261
      Stryker Corp                                          2,500       146,850
      Waters Corp(a)                                        1,700        58,820
      Zimmer Holdings(a)                                    2,510        81,650
================================================================================
                                                                      2,145,142
0.49  HEALTH CARE FACILITIES
      HCA Inc                                               6,690       284,325
      Health Management Associates Class A Shrs(a)          3,200        62,176
      HEALTHSOUTH Corp(a)                                   5,055        59,143
      Manor Care(a)                                         1,300        25,870
      Tenet Healthcare(a)                                   4,200       267,918
================================================================================
                                                                        699,432
0.02  HEALTH CARE SUPPLIES
      Bausch & Lomb                                           700        26,425
================================================================================
0.04  HOME FURNISHINGS
      Leggett & Platt                                       2,500        60,575
================================================================================
1.43  HOME IMPROVEMENT RETAIL
      Home Depot                                           30,290     1,517,226
      Lowe's Cos                                            9,960       458,857

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Sherwin-Williams Co                                   2,024 $      56,105
================================================================================
                                                                      2,032,188
0.08  HOMEBUILDING
      Centex Corp                                             800        47,584
      KB Home                                                 700        30,142
      Pulte Homes                                             778        36,683
================================================================================
                                                                        114,409
0.35  HOTELS
      Cendant Corp(a)                                      12,719       222,328
      Hilton Hotels                                         4,735        56,820
      Marriott International Class A Shrs                   3,068       125,113
      Starwood Hotels & Resorts Worldwide Paired
        Certificates                                        2,600        89,050
================================================================================
                                                                        493,311
0.13  HOUSEHOLD APPLIANCES
      Black & Decker                                        1,013        41,695
      Maytag Corp                                           1,013        32,294
      Stanley Works                                         1,112        49,262
      Whirlpool Corp                                          900        65,430
================================================================================
                                                                        188,681
1.62  HOUSEHOLD PRODUCTS
      Clorox Co                                             3,036       123,808
      Colgate-Palmolive Co                                  7,088       405,079
      Kimberly-Clark Corp                                   6,776       408,593
      Procter & Gamble                                     16,782     1,370,754
================================================================================
                                                                      2,308,234
0.14  HOUSEWARES & SPECIALTIES
      American Greetings Class A Shrs                         810        10,093
      Fortune Brands                                        1,924        78,365
      Newell Rubbermaid                                     3,453        95,337
      Tupperware Corp                                         800        15,200
================================================================================
                                                                        198,995
4.45  INDUSTRIAL CONGLOMERATES
      General Electric                                    128,347     4,768,091
      Minnesota Mining & Manufacturing                      5,068       561,534
      Textron Inc                                           1,808        82,861
      Tyco International Ltd                               25,823       907,678
================================================================================
                                                                      6,320,164
0.18  INDUSTRIAL GASES
      Air Products & Chemicals                              2,944       136,160
      Praxair Inc                                           2,122       123,182
================================================================================
                                                                        259,342
0.59  INDUSTRIAL MACHINERY
      Danaher Corp                                          1,800       114,732
      Dover Corp                                            2,646       101,051
      Eaton Corp                                              911        67,031
      Illinois Tool Works                                   3,987       284,592
      Ingersoll-Rand Co Class A Shrs                        2,123        93,900
      ITT Industries                                        1,117        59,302
      Pall Corp                                             1,618        37,311

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

     Parker-Hannifin Corp                                  1,516 $      74,345
================================================================================
                                                                        832,264
0.34  INSURANCE BROKERS
      Aon Corp                                              3,515       117,049
      Marsh & McLennan                                      3,568       363,401
================================================================================
                                                                        480,450
4.79  INTEGRATED OIL & GAS
      Amerada Hess                                          1,113        68,294
      ChevronTexaco Corp                                   13,818     1,157,948
      Conoco Inc                                            8,095       227,955
      Exxon Mobil                                          88,370     3,450,848
      Marathon Oil                                          3,989       111,891
      Occidental Petroleum                                  4,847       125,780
      Phillips Petroleum                                    4,953       289,602
      Royal Dutch Petroleum New York Registry
        1.25 Gldr Shrs                                     27,408     1,369,578
================================================================================
                                                                      6,801,896
3.76  INTEGRATED TELECOMMUNICATION SERVICES
      ALLTEL Corp                                           3,970       220,256
      AT&T Corp                                            45,709       809,049
      BellSouth Corp                                       24,302       972,080
      CenturyTel Inc                                        1,800        55,404
      Citizens Communications(a)                            3,600        36,036
      SBC Communications                                   43,472     1,628,026
      Verizon Communications                               35,115     1,627,580
================================================================================
                                                                      5,348,431
0.57  INTEGRATED TELECOMMUNICATION
        SERVICES--LONG DISTANCE
      Qwest Communications International                   21,537       226,139
      Sprint Corp                                          11,464       202,913
      WorldCom Inc-WorldCom Group(a)                       38,077       382,674
================================================================================
                                                                        811,726
0.09  INTERNET SOFTWARE & SERVICES
      Yahoo! Inc(a)                                         7,400       127,576
================================================================================
1.41  INVESTMENT ADVISER/BROKER DEALER SERVICES
      Bear Stearns                                          1,250        72,687
      Lehman Brothers Holdings                              3,100       200,787
      Merrill Lynch & Co                                   10,938       557,619
      Morgan Stanley Dean Witter & Co                      14,178       779,790
      Price (T Rowe) Group                                  1,600        60,128
      Schwab (Charles) Corp                                17,683       254,105
      Stilwell Financial                                    2,900        73,805
================================================================================
                                                                      1,998,921
0.38  IT CONSULTING & SERVICES
      Computer Sciences(a)                                  2,202        97,989
      Electronic Data Systems                               6,100       381,921
      Sapient Corp(a)                                       1,600         8,800
      Unisys Corp(a)                                        4,125        51,562
================================================================================
                                                                        540,272

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

0.12  LEISURE PRODUCTS
      Brunswick Corp                                        1,114 $      27,404
      Hasbro Inc                                            2,277        37,570
      Mattel Inc                                            5,591       106,229
================================================================================
                                                                        171,203
0.70  LIFE & HEALTH INSURANCE
      AFLAC Inc                                             6,700       175,004
      Conseco Inc(a)                                        4,441        17,542
      Jefferson-Pilot Corp                                  1,922        92,064
      John Hancock Financial Services                       3,900       149,682
      Lincoln National                                      2,434       125,351
      MetLife Inc                                           9,400       285,572
      Torchmark Corp                                        1,620        61,544
      UnumProvident Corp                                    3,130        88,579
================================================================================
                                                                        995,338
0.35  MANAGED HEALTH CARE
      Aetna Inc                                             1,898        65,253
      Humana Inc(a)                                         2,223        27,676
      UnitedHealth Group                                    4,048       300,969
      WellPoint Health Networks(a)                            800       101,512
================================================================================
                                                                        495,410
0.02  METAL & GLASS CONTAINERS
      Ball Corp                                               400        31,480
================================================================================
0.16  MOTORCYCLE MANUFACTURERS
      Harley-Davidson Inc                                   3,900       222,300
================================================================================
2.10  MOVIES & ENTERTAINMENT
      AOL Time Warner(a)                                   57,254     1,506,353
      Disney (Walt) Co                                     26,329       554,489
      Viacom Inc Class B Shrs(a)                           22,906       916,011
================================================================================
                                                                      2,976,853
2.19  MULTI-LINE INSURANCE
      American International Group                         33,719     2,500,264
      CIGNA Corp                                            1,847       169,924
      Cincinnati Financial                                  2,045        78,732
      Hartford Financial Services Group                     3,156       208,896
      Loews Corp                                            2,452       148,223
================================================================================
                                                                      3,106,039
0.39  NATURAL GAS PIPELINES
      Dynegy Inc Class A Shrs                               4,550       108,517
      El Paso                                               6,585       249,901
      Kinder Morgan                                         1,400        72,380
      Williams Cos                                          6,663       117,802
================================================================================
                                                                        548,600
1.34  NETWORKING EQUIPMENT
      Avaya Inc(a)                                          3,758        32,319
      Cisco Systems(a)                                     94,764     1,876,327
================================================================================
                                                                      1,908,646

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

0.07  OFFICE ELECTRONICS
      Xerox Corp                                            9,328 $     105,686
================================================================================
0.15  OFFICE SERVICES & SUPPLIES
      Avery Dennison                                        1,414        84,133
      Pitney Bowes                                          3,190       133,406
================================================================================
                                                                        217,539
0.18  OIL & GAS DRILLING
      Nabors Industries(a)                                  1,800        56,358
      Noble Drilling(a)                                     1,700        54,349
      Rowan Cos(a)                                          1,212        21,852
      Transocean Sedco Forex                                4,140       126,850
================================================================================
                                                                        259,409
0.46  OIL & GAS EQUIPMENT & SERVICES
      Baker Hughes                                          4,294       151,149
      Halliburton Co                                        5,596        76,945
      Schlumberger Ltd                                      7,425       418,696
================================================================================
                                                                        646,790
0.45  OIL & GAS EXPLORATION & PRODUCTION
      Anadarko Petroleum                                    3,180       156,233
      Apache Corp                                           1,774        86,021
      Burlington Resources                                  2,625        89,880
      Devon Energy                                          2,018        75,110
      EOG Resources                                         1,500        50,985
      Kerr-McGee Corp                                       1,316        69,682
      Unocal Corp                                           3,162       110,512
================================================================================
                                                                        638,423
0.06  OIL & GAS REFINING & MARKETING
      Ashland Inc                                             900        42,084
      Sunoco Inc                                            1,000        38,560
================================================================================
                                                                         80,644
1.55  PACKAGED FOODS
      Archer-Daniels-Midland Co                             8,506       118,574
      Campbell Soup                                         5,300       150,785
      ConAgra Foods                                         6,966       172,757
      General Mills                                         4,708       233,281
      Heinz (H J) Co                                        4,541       187,997
      Hershey Foods                                         1,794       126,244
      Kellogg Co                                            5,270       162,632
      Sara Lee                                             10,130       214,249
      SYSCO Corp                                            8,648       256,154
      Unilever NV New York Registered Shrs                  7,353       414,268
      Wrigley (William) Jr Co                               2,952       161,297
================================================================================
                                                                      2,198,238
0.11  PAPER PACKAGING
      Bemis Inc                                               700        35,308
      Pactiv Corp(a)                                        2,024        36,432
      Sealed Air(a)                                         1,119        46,461
      Temple-Inland Inc                                       600        33,216
================================================================================
                                                                        151,417

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

0.42  PAPER PRODUCTS
      Boise Cascade                                           800 $      28,480
      Georgia-Pacific Corp                                  2,932        73,300
      International Paper                                   6,192       258,702
      MeadWestvaco Corp(a)                                  2,589        83,573
      Plum Creek Timber                                     2,300        69,460
      Willamette Industries                                 1,416        78,517
================================================================================
                                                                        592,032
0.45  PERSONAL PRODUCTS
      Alberto-Culver Co Class B Shrs                          700        32,627
      Avon Products                                         3,074       151,241
      Gillette Co                                          13,636       454,079
================================================================================
                                                                        637,947
10.07 PHARMACEUTICALS
      Abbott Laboratories                                  20,104     1,160,001
      Allergan Inc                                          1,700       113,475
      American Home Products                               17,054     1,102,712
      AmerisourceBergen Corp                                1,300        84,149
      Bristol-Myers Squibb                                 25,006     1,134,522
      Cardinal Health                                       5,828       384,123
      Forest Laboratories(a)                                2,300       190,670
      Immunex Corp(a)                                       7,000       195,650
      Johnson & Johnson                                    39,602     2,277,511
      King Pharmaceuticals(a)                               3,166       115,242
      Lilly (Eli) & Co                                     14,528     1,091,053
      Merck & Co                                           29,374     1,738,353
      Pfizer Inc                                           81,298     3,387,688
      Pharmacia Corp                                       16,669       675,094
      Schering-Plough Corp                                 18,962       613,990
      Watson Pharmaceuticals(a)                             1,400        41,020
================================================================================
                                                                     14,305,253
0.07  PHOTOGRAPHIC PRODUCTS
      Eastman Kodak                                         3,713       105,449
================================================================================
0.86  PROPERTY & CASUALTY INSURANCE
      ACE Ltd                                               3,400       132,090
      Allstate Corp                                         9,264       298,857
      Chubb Corp                                            2,159       144,329
      MBIA Inc                                              1,918       103,342
      MGIC Investment                                       1,375        92,125
      Progressive Corp                                        919       135,874
      SAFECO Corp                                           1,620        49,556
      St Paul                                               2,632       117,650
      XL Capital Ltd Class A Shrs                           1,750       154,210
================================================================================
                                                                      1,228,033
0.54  PUBLISHING & PRINTING
      Dow Jones & Co                                        1,113        57,598
      Gannett Co                                            3,386       228,386
      Knight-Ridder Inc                                     1,112        69,222
      McGraw-Hill Cos                                       2,528       161,994
      Meredith Corp                                           600        21,024

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      New York Times Class A Shrs                           1,926 $      81,142
      Tribune Co                                            3,834       142,510
================================================================================
                                                                        761,876
0.39  RAILROADS
      Burlington Northern Santa Fe                          5,009       141,454
      CSX Corp                                              2,743       109,720
      Norfolk Southern                                      4,953       111,690
      Union Pacific                                         3,162       196,202
================================================================================
                                                                        559,066
0.18  REAL ESTATE INVESTMENT TRUSTS
      Equity Office Properties Trust                        5,400       155,466
      Equity Residential Properties Trust SBI               3,500        93,730
================================================================================
                                                                        249,196
0.55  RESTAURANTS
      Darden Restaurants                                    1,521        62,665
      McDonald's Corp                                      16,604       451,297
      Starbucks Corp(a)                                     4,900       116,473
      Tricon Global Restaurants(a)                          1,921       107,192
      Wendy's International                                 1,318        41,122
================================================================================
                                                                        778,749
0.53  SEMICONDUCTOR EQUIPMENT
      Applied Materials(a)                                 10,502       458,412
      KLA-Tencor Corp(a)                                    2,424       138,847
      Novellus Systems(a)                                   1,900        81,149
      Teradyne Inc(a)                                       2,300        68,678
================================================================================
                                                                        747,086
3.96  SEMICONDUCTORS
      Advanced Micro Devices(a)                             4,440        71,262
      Altera Corp(a)                                        5,000       125,600
      Analog Devices(a)                                     4,700       205,860
      Applied Micro Circuits(a)                             3,900        39,663
      Broadcom Corp Class A Shrs(a)                         3,400       144,398
      Conexant Systems(a)                                   3,300        43,032
      Intel Corp                                           86,796     3,041,332
      Linear Technology                                     4,100       169,617
      LSI Logic(a)                                          4,740        78,589
      Maxim Integrated Products(a)                          4,221       234,223
      Micron Technology(a)                                  7,760       261,900
      National Semiconductor(a)                             2,323        65,532
      NVIDIA Corp(a)                                        1,900       124,906
      PMC-Sierra Inc(a)                                     2,100        50,127
      QLogic Corp(a)                                        1,200        58,716
      Texas Instruments                                    22,424       699,853
      Vitesse Semiconductor(a)                              2,500        31,425
      Xilinx Inc(a)                                         4,300       186,405
================================================================================
                                                                      5,632,440
1.91  SOFT DRINKS
      Coca-Cola Co                                         32,124     1,405,425
      Coca-Cola Enterprises                                 5,700        92,625
      Pepsi Bottling Group                                  3,700        85,285

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      PepsiCo Inc                                          22,599 $   1,131,984
================================================================================
                                                                      2,715,319
0.21  SPECIALTY CHEMICALS
      Eastman Chemical                                      1,011        40,602
      Englehard Corp                                        1,720        47,919
      Great Lakes Chemical                                    600        13,836
      Hercules Inc(a)                                       1,413        13,282
      International Flavors & Fragrances                    1,215        36,559
      PPG Industries                                        2,217       107,724
      Sigma-Aldrich Corp                                      914        38,223
================================================================================
                                                                        298,145
0.36  SPECIALTY STORES
      AutoZone Inc(a)                                       1,421        96,131
      Bed Bath & Beyond(a)                                  3,700       127,946
      Office Depot(a)                                       4,000        65,800
      Staples Inc(a)                                        6,000       109,320
      Tiffany & Co                                          1,900        67,830
      Toys "R" Us(a)                                        2,540        49,682
================================================================================
                                                                        516,709
0.08  STEEL
      Allegheny Technologies                                1,062        17,141
      Nucor Corp                                            1,012        60,518
      United States Steel                                   1,112        22,218
      Worthington Industries                                1,114        16,465
================================================================================
                                                                        116,342
4.46  SYSTEMS SOFTWARE
      Adobe Systems                                         3,040       102,448
      BMC Software(a)                                       3,200        56,544
      Computer Associates International                     7,476       257,623
      Microsoft Corp(a)                                    69,570     4,432,305
      Novell Inc(a)                                         4,649        24,314
      Oracle Corp(a)                                       71,864     1,240,373
      VERITAS Software(a)                                   5,200       221,260
================================================================================
                                                                      6,334,867
1.36  TELECOMMUNICATIONS EQUIPMENT
      ADC Telecommunications(a)                            10,200        49,776
      Andrew Corp(a)                                        1,013        18,224
      CIENA Corp(a)                                         4,200        53,340
      Comverse Technology(a)                                2,400        51,288
      Corning Inc                                          12,205        97,274
      JDS Uniphase(a)                                      17,200       120,400
      Lucent Technologies                                  44,099       288,407
      Motorola Inc                                         28,808       383,434
      Nortel Networks                                      41,388       299,649
      QUALCOMM Inc(a)                                       9,900       436,887
      Scientific-Atlanta Inc                                2,022        53,543
      Tellabs Inc(a)                                        5,338        82,525
================================================================================
                                                                      1,934,747
0.05  TIRES & RUBBER
      Cooper Tire & Rubber                                    911        14,057

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Goodyear Tire & Rubber                                2,103 $      50,220
================================================================================
                                                                         64,277
1.04  TOBACCO
      Philip Morris                                        27,992     1,402,679
      UST Inc                                               2,126        74,304
================================================================================
                                                                      1,476,983
0.10  TRADING COMPANIES & DISTRIBUTORS
      Genuine Parts                                         2,225        79,032
      Grainger (W W) Inc                                    1,226        66,572
================================================================================
                                                                        145,604
0.01  TRUCKING
      Ryder System                                            800        19,984
================================================================================
0.47  WIRELESS TELECOMMUNICATION SERVICES
      AT&T Wireless Services(a)                            32,691       375,947
      Nextel Communications Class A Shrs(a)                10,300        82,915
      Sprint Corp-PCS Group Series 1 Shrs(a)               12,782       209,369
================================================================================
                                                                        668,231
      TOTAL COMMON STOCKS (COST $135,274,332)                       133,477,853
================================================================================
6.06  SHORT-TERM INVESTMENTS
0.43  US GOVERNMENT OBLIGATIONS
      US Treasury Bills, 2/28/2002(e)
        (Amortized Cost $608,320)                    $    610,000       609,245
================================================================================
5.63  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2002 due 2/1/2002 at 1.850%,
        repurchased at $8,000,411 (Collateralized
        by Fannie Mae Benchmark Notes, due
        2/15/2005 at 7.125%, value $8,145,702)
        (Cost $8,000,000)                            $  8,000,000     8,000,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS
       (AMORTIZED COST $8,608,320)                                    8,609,245
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $143,882,652)                                        $ 142,087,098
================================================================================

SMALL COMPANY GROWTH FUND
87.17 COMMON STOCKS
1.30  AEROSPACE & DEFENSE
      Alliant Techsystems(a)                              128,800 $  11,463,200
      DRS Technologies(a)                                 116,300     4,907,860
================================================================================
                                                                     16,371,060
0.86  APPAREL & ACCESSORIES
      Coach Inc(a)                                        236,600    10,919,090
================================================================================
1.85  APPAREL RETAIL
      American Eagle Outfitters(a)                        216,400     5,505,216
      AnnTaylor Stores(a)                                 241,800     9,369,750
      Too Inc(a)                                          310,700     8,457,254
================================================================================
                                                                     23,332,220

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

3.83  APPLICATION SOFTWARE
      Agile Software(a)                                   236,000 $   3,443,240
      Aspen Technology(a)                                 533,900    10,624,610
      Henry (Jack) & Associates                           494,780    10,776,308
      Manugistics Group(a)                                309,800     5,406,010
      Quest Software(a)                                   348,600     8,307,138
      Retek Inc(a)                                        235,200     5,680,080
      THQ Inc(a)                                           92,000     4,143,680
================================================================================
                                                                     48,381,066
5.83  BANKS
      City National                                       375,380    18,513,742
      Commerce Bancorp                                    483,000    19,682,250
      Cullen/Frost Bankers                                250,500     7,878,225
      Investors Financial Services                        255,200    17,761,920
      Silicon Valley Bancshares(a)                        426,600     9,820,332
================================================================================
                                                                     73,656,469
4.21  BIOTECHNOLOGY
      Cephalon Inc(a)                                     196,200    12,866,796
      Cubist Pharmaceuticals(a)                           217,900     3,906,947
      CV Therapeutics(a)                                  123,000     5,257,020
      Invitrogen Corp(a)                                  177,100     9,538,606
      Myriad Genetics(a)                                   66,000     2,798,400
      Protein Design Labs(a)                              253,700     5,647,362
      Regeneration Technologies(a)                        566,000     5,744,900
      Trimeris Inc(a)                                     207,000     7,472,700
================================================================================
                                                                     53,232,731
2.03  BROADCASTING--RADIO/TV
      Entravision Communications Class A Shrs(a)          827,700     9,146,085
      Radio One Class D Shrs(a)                           945,300    16,552,203
================================================================================
                                                                     25,698,288
0.17  CASINOS & GAMING
      Midway Games(a)                                     168,700     2,120,559
================================================================================
0.96  CATALOG RETAIL
      Insight Enterprises(a)                              496,450    12,158,060
================================================================================
0.57  COMPUTER & ELECTRONICS RETAIL
      Circuit City Stores-CarMax Group(a)                 344,100     7,250,187
================================================================================
0.53  COMPUTER HARDWARE
      Concurrent Computer(a)                              474,900     6,724,584
================================================================================
0.44  COMPUTER STORAGE & PERIPHERALS
      McDATA Corp Class A Shrs(a)                         224,300     5,562,640
================================================================================
0.29  CONSTRUCTION & ENGINEERING
      Dycom Industries(a)                                 228,275     3,679,793
================================================================================
0.62  DIVERSIFIED COMMERCIAL SERVICES
      Corporate Executive Board(a)                        242,300     7,799,637
================================================================================
2.63  EDUCATION SERVICES
      Career Education(a)                                 291,900     9,632,700
      Corinthian Colleges(a)                              266,000    11,672,080

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Renaissance Learning(a)                             157,700 $   5,622,005
      University of Phoenix Online(a)                     181,000     6,316,900
================================================================================
                                                                     33,243,685
2.73  ELECTRICAL COMPONENTS & EQUIPMENT
      Aeroflex Inc(a)                                   1,047,750    18,000,345
      EDO Corp                                            229,250     5,969,670
      Microsemi Corp(a)                                   264,500     5,091,625
      Pemstar Inc(a)                                      495,400     5,449,400
================================================================================
                                                                     34,511,040
2.01  ELECTRONIC EQUIPMENT & INSTRUMENTS
      DDi Corp(a)                                         518,600     5,600,880
      Millipore Corp                                      223,200    11,985,840
      Plexus Corp(a)                                      318,200     7,748,170
================================================================================
                                                                     25,334,890
0.61  EMPLOYMENT SERVICES
      Heidrick & Struggles International(a)               469,350     7,744,275
================================================================================
2.74  ENVIRONMENTAL SERVICES
      Stericycle Inc(a)                                   225,200    12,836,400
      Tetra Tech(a)                                       444,375     7,594,369
      Waste Connections(a)                                527,600    14,245,200
================================================================================
                                                                     34,675,969
0.79  FOOD DISTRIBUTORS
      Performance Food Group(a)                           260,700     9,958,740
================================================================================
0.76  GENERAL MERCHANDISE STORES
      Ross Stores                                         264,400     9,605,652
================================================================================
5.76  HEALTH CARE DISTRIBUTORS & SERVICES
      Accredo Health(a)                                   228,875    10,981,422
      D & K Healthcare Resources                          163,600    10,535,202
      DaVita Inc(a)                                       362,500     8,845,000
      IMPATH Inc(a)                                       215,500     8,135,125
      Pharmaceutical Product Development(a)               433,400    14,063,830
      Renal Care Group(a)                                 236,000     7,299,480
      Specialty Laboratories(a)                           252,800     6,701,728
      United Surgical Partners International(a)           353,600     6,152,640
================================================================================
                                                                     72,714,427
1.08  HEALTH CARE EQUIPMENT
      Cytyc Corp(a)                                       202,000     4,587,420
      Lumenis Ltd(a)(c)                                   505,100     9,041,290
================================================================================
                                                                     13,628,710
1.80  HEALTH CARE FACILITIES
      Province Healthcare(a)                              653,550    22,691,256
================================================================================
0.64  INSURANCE BROKERS
      Gallagher (Arthur J) & Co                           243,200     8,025,600
================================================================================
0.55  INTEGRATED TELECOMMUNICATION SERVICES
      Choice One Communications(a)(c)                     825,700     1,965,166

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      CTC Communications Group(a)(c)                    1,025,600 $   5,025,440
================================================================================
                                                                      6,990,606
0.27  INTEGRATED TELECOMMUNICATION
        SERVICES--LONG DISTANCE
      Allegiance Telecom(a)                               564,600     3,365,016
================================================================================
4.92  INTERNET SOFTWARE & SERVICES
      EarthLink Inc(a)                                    602,900     5,745,637
      Internet Security Systems(a)                        123,300     5,045,436
      IONA  Technologies  PLC Sponsored ADR
        Representing  Ord Shrs(a)                         451,700     9,215,132
      Netegrity Inc(a)                                    497,400     7,784,310
      PEC Solutions(a)                                    279,800     7,372,730
      SkillSoft Corp(a)                                   239,400     5,752,782
      SmartForce PLC Sponsored ADR
        Representing Ord Shrs(a)                          295,800     5,164,668
      SonicWALL Inc(a)                                    316,100     6,170,272
      Stellent Inc(a)                                     412,470     9,862,158
================================================================================
                                                                     62,113,125
3.56  INVESTMENT ADVISER/BROKER DEALER SERVICES
      Affiliated Managers Group(a)                        134,900     9,278,422
      Raymond James Financial                             506,300    16,971,176
      Waddell & Reed Financial Class A Shrs               573,800    18,751,784
================================================================================
                                                                     45,001,382
1.79  IT CONSULTING & SERVICES
      BISYS Group(a)                                       84,400     5,196,508
      Manhattan Associates(a)                             173,200     4,617,512
      Simplex Solutions(a)                                250,800     3,099,888
      Tier Technologies Class B Shrs(a)                   526,800     9,745,800
================================================================================
                                                                     22,659,708
0.54  LEISURE FACILITIES
      Intrawest Corp                                      432,200     6,802,828
================================================================================
0.99  MANAGED HEALTH CARE
      First Health Group(a)                               492,300    12,504,420
================================================================================
1.00  NETWORKING EQUIPMENT
      Finisar Corp(a)                                     598,500     7,044,345
      Riverstone Networks(a)                              331,000     5,650,170
================================================================================
                                                                     12,694,515
1.96  OIL & GAS DRILLING
      Patterson-UTI Energy(a)                             484,000    10,493,120
      Precision Drilling(a)                               251,800     6,284,928
      Pride International(a)                              613,800     8,010,090
================================================================================
                                                                     24,788,138
1.46  OIL & GAS EQUIPMENT & SERVICES
      Cal Dive International(a)                           369,300     8,549,295
      Smith International(a)                              178,900     9,848,445
================================================================================
                                                                     18,397,740
0.52  OIL & GAS EXPLORATION & PRODUCTION
      Evergreen Resources(a)                              182,400     6,560,928
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

0.80  PACKAGED FOODS
      American Italian Pasta Class A Shrs(a)              246,100 $  10,090,100
================================================================================
0.57  PERSONAL PRODUCTS
      Playtex Products(a)                                 719,400     7,229,970
================================================================================
3.87  PHARMACEUTICALS
      Atrix Laboratories(a)                               246,200     5,660,138
      Endo Pharmaceuticals Holdings(a)                    366,800     3,374,560
      First Horizon Pharmaceutical(a)                     427,400    12,386,052
      Medarex Inc(a)                                      366,200     5,423,422
      Neurocrine Biosciences(a)                           109,300     4,547,973
      NPS Pharmaceuticals(a)                              168,500     5,055,000
      Pharmaceutical Resources(a)                         396,000    12,438,360
================================================================================
                                                                     48,885,505
0.49  PROPERTY & CASUALTY INSURANCE
      Berkley (W R) Corp                                  123,800     6,239,520
================================================================================
1.16  RESTAURANTS
      California Pizza Kitchen(a)                         376,000     9,118,000
      Panera Bread Company Class A Shrs(a)                 89,000     5,562,500
================================================================================
                                                                     14,680,500
4.08  SEMICONDUCTOR EQUIPMENT
      ATMI Inc(a)                                         396,000    11,693,880
      Brooks Automation(a)(c)                             285,300    13,959,729
      LTX Corp(a)                                         427,500     8,447,400
      Microtune Inc(a)                                    306,100     6,602,577
      Photon Dynamics(a)                                  271,100    10,881,954
================================================================================
                                                                     51,585,540
5.65  SEMICONDUCTORS
      Alpha Industries(a)                                 314,700     6,627,582
      AXT Inc(a)                                          135,500     1,490,500
      Cree Inc(a)                                         533,100    10,203,534
      Elantec Semiconductor(a)                            220,300     8,986,037
      Exar Corp(a)                                        423,360     9,948,960
      Genesis Microchip(a)(c)                             135,700     8,205,779
      Nassda Corp(a)                                      195,500     3,346,960
      QLogic Corp(a)                                      103,300     5,054,469
      Semtech Corp(a)                                     189,200     6,548,212
      Silicon Laboratories(a)                             191,200     5,888,960
      TriQuint Semiconductor(a)                           461,400     5,080,014
================================================================================
                                                                     71,381,007
2.57  SPECIALTY STORES
      Copart Inc(a)                                       276,000     6,237,600
      Cost Plus(a)                                        379,100    10,235,700
      Linens 'n Things(a)                                 359,600    10,374,460
      Williams-Sonoma Inc(a)                              123,300     5,671,800
================================================================================
                                                                     32,519,560
1.31  SYSTEMS SOFTWARE
      Lawson Software(a)                                  233,600     3,728,256

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      Precise Software Solutions Ltd(a)                   513,700 $  12,816,815
================================================================================
                                                                     16,545,071
3.78  TELECOMMUNICATIONS EQUIPMENT
      Anaren Microwave(a)                                 636,500    10,184,000
      Polycom Inc(a)                                      189,200     6,618,216
      Powerwave Technologies(a)                           411,100     7,580,684
      REMEC Inc(a)                                        900,725     9,052,286
      Tekelec(a)                                          706,200    10,013,916
      ViaSat Inc(a)                                       325,600     4,281,640
================================================================================
                                                                     47,730,742
0.29  TRUCKING
      Knight Transportation(a)                            155,400     3,651,900
================================================================================
      TOTAL COMMON STOCKS (COST $1,043,813,039)                   1,101,438,449
================================================================================
12.83 SHORT-TERM INVESTMENTS
6.33  COMMERCIAL PAPER
3.96  BANKS
      UBS Finance, Discount Notes, 1.900%, 2/1/2002  $ 50,000,000    50,000,000
================================================================================
2.37  CONSUMER FINANCE
      General  Electric Capital, Discount Notes,
        1.930%, 2/1/2002                             $ 30,000,000    30,000,000
================================================================================
      TOTAL COMMERICAL PAPER (Amortized Cost $80,000,000)            80,000,000
================================================================================
6.07  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve
        Fund(b) 1.538% (Cost $76,645,840)              76,645,840    76,645,840
================================================================================
0.43  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2002 due 2/1/2002 at 1.850%,
        repurchased at $5,445,280 (Collateralized
        by Fannie Mae Benchmark Notes, due
        2/15/2005 at 7.125%, value $5,546,248)
        (Cost $5,445,000)                            $  5,445,000     5,445,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $162,090,840)                               162,090,840
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,205,903,879)                                     $1,263,529,289
================================================================================

VALUE EQUITY FUND
95.95 COMMON STOCKS
2.12  AEROSPACE & DEFENSE
      General Dynamics                                     21,700 $   1,943,452
      Northrop Grumman                                     16,000     1,785,760
================================================================================
                                                                      3,729,212
1.37  ALUMINUM
      Alcoa Inc                                            67,000     2,401,950
================================================================================
0.93  AUTOMOBILE MANUFACTURERS
      General Motors                                       32,000     1,636,480
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

9.03  BANKS
      Bank of America                                      80,264 $   5,059,040
      FleetBoston Financial                               128,600     4,323,532
      Mellon Financial                                     80,300     3,083,520
      Wells Fargo & Co                                     73,500     3,409,665
================================================================================
                                                                     15,875,757
1.79  BREWERS
      Anheuser-Busch Cos                                   66,400     3,138,728
================================================================================
1.11  CABLE & SATELLITE PROGRAMMERS
      Liberty Media Class A Shrs(a)                       150,000     1,950,000
================================================================================
1.34  COMPUTER HARDWARE
      International Business Machines                      21,900     2,362,791
================================================================================
1.21  CONSUMER FINANCE
      Capital One Financial                                42,500     2,132,225
================================================================================
1.12  DIVERSIFIED CHEMICALS
      Dow Chemical                                         66,500     1,964,410
================================================================================
6.00  DIVERSIFIED FINANCIAL SERVICES
      Citigroup Inc                                       155,126     7,352,972
      JP Morgan Chase & Co                                 94,000     3,200,700
================================================================================
                                                                     10,553,672
0.67  DIVERSIFIED METALS & MINING
      Phelps Dodge                                         33,600     1,171,632
================================================================================
1.31  ELECTRIC UTILITIES
      Dominion Resources                                   39,000     2,295,930
================================================================================
1.36  ELECTRICAL COMPONENTS & EQUIPMENT
      SPX Corp(a)                                          21,000     2,397,360
================================================================================
0.71  ELECTRONICS RELATED
      General Motors Class H Shrs(a)                       80,000     1,256,000
================================================================================
0.34  GAS UTILITIES
      National Fuel Gas                                    26,000       595,400
================================================================================
1.99  GENERAL MERCHANDISE STORES
      Target Corp                                          78,700     3,495,067
================================================================================
1.07  HOME IMPROVEMENT RETAIL
      Lowe's Cos                                           40,800     1,879,656
================================================================================
1.84  HOUSEHOLD PRODUCTS
      Procter & Gamble                                     39,600     3,234,528
================================================================================
2.54  INDUSTRIAL CONGLOMERATES
      General Electric                                    120,000     4,458,000
================================================================================
0.83  INDUSTRIAL GASES
      Praxair Inc                                          25,100     1,457,055
================================================================================
4.08  INDUSTRIAL MACHINERY
      Illinois Tool Works                                  65,415     4,669,323

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

      ITT Industries                                       47,000 $   2,495,230
================================================================================
                                                                      7,164,553
1.82  INSURANCE BROKERS
      Marsh & McLennan                                     31,400     3,198,090
================================================================================
8.57  INTEGRATED OIL & GAS
      BP PLC Sponsored ADR Representing 6 Ord Shrs         60,000     2,803,200
      ChevronTexaco Corp                                   35,000     2,933,000
      Exxon Mobil                                         150,000     5,857,500
      Royal Dutch Petroleum New York Registry
        1.25 Gldr Shrs                                     69,487     3,472,265
================================================================================
                                                                     15,065,965
6.35  INTEGRATED TELECOMMUNICATION SERVICES
      AT&T Corp                                           121,453     2,149,718
      BellSouth Corp                                       50,000     2,000,000
      SBC Communications                                   85,302     3,194,560
      Verizon Communications                               82,200     3,809,970
================================================================================
                                                                     11,154,248
1.76  INTEGRATED TELECOMMUNICATION
        SERVICES--LONG DISTANCE
      Qwest Communications International                  144,903     1,521,482
      Sprint Corp                                          88,400     1,564,680
================================================================================
                                                                      3,086,162
5.71  INVESTMENT ADVISER/BROKER DEALER SERVICES
      Lehman Brothers Holdings                             37,200     2,409,444
      Merrill Lynch & Co                                   54,400     2,773,312
      Morgan Stanley Dean Witter & Co                      52,700     2,898,500
      Stilwell Financial                                   77,000     1,959,650
================================================================================
                                                                     10,040,906
3.05  LIFE & HEALTH INSURANCE
      Lincoln National                                     73,300     3,774,950
      Principal Financial Group(a)                         62,400     1,588,080
================================================================================
                                                                      5,363,030
2.16  PACKAGED FOODS
      General Mills                                        35,000     1,734,250
      Heinz (H J) Co                                       50,000     2,070,000
================================================================================
                                                                      3,804,250
2.54  PAPER PRODUCTS
      Bowater Inc                                          50,000     2,397,000
      International Paper                                  49,500     2,068,110
================================================================================
                                                                      4,465,110
7.60  PHARMACEUTICALS
      American Home Products                               50,900     3,291,194
      Bristol-Myers Squibb                                 70,300     3,189,511
      Pfizer Inc                                           70,000     2,916,900
      Pharmacia Corp                                       41,700     1,688,850
      Schering-Plough Corp                                 70,000     2,266,600
================================================================================
                                                                     13,353,055

                                                        SHARES OR
                                                        PRINCIPAL
%     DESCRIPTION                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

1.28  PUBLISHING & PRINTING
      McGraw-Hill Cos                                      35,000 $   2,242,800
================================================================================
1.32  RAILROADS
      Union Pacific                                        37,300     2,314,465
================================================================================
1.51  SEMICONDUCTOR EQUIPMENT
      Applied Materials(a)                                 20,000       873,000
      Teradyne Inc(a)                                      59,500     1,776,670
================================================================================
                                                                      2,649,670
5.08  SEMICONDUCTORS
      Analog Devices(a)                                    57,000     2,496,600
      Intel Corp                                          103,500     3,626,640
      Texas Instruments                                    90,000     2,808,900
================================================================================
                                                                      8,932,140
0.78  SPECIALTY CHEMICALS
      Potash Corp of Saskatchewan                          22,100     1,371,747
================================================================================
1.33  TELECOMMUNICATIONS EQUIPMENT
      Nokia Corp Sponsored ADR Representing Ord Shrs      100,000     2,345,000
================================================================================
2.33  TOBACCO
      Philip Morris                                        81,800     4,098,998
================================================================================
      TOTAL COMMON STOCKS (COST $145,574,630)                       168,636,042
================================================================================
4.05  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2002 due 2/1/2002 at 1.850%,
        repurchased at $7,127,366 (Collateralized
        by Freddie Mac Reference Notes, due
        6/15/2003 at 4.500%, value $7,272,358)
        (Cost $7,127,000)                            $  7,127,000     7,127,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $152,701,630)                                          $175,763,042
================================================================================

(a) Security is non-income producing.
(b) Security is an affiliated company (See Notes).
(c) Loaned security, a portion or all of the security is on loan at January 31, 2002.
(d) All common stock securities have been designated as collateral for futures contracts.
(e) Security has been designated as collateral for variation margin on futures contracts.
(f) The following is a restricted security at January 31, 2002:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       VALUE AS
                                         ACQUISITION  ACQUISITION          % OF
DESCRIPTION                                     DATE         COST    NET ASSETS
--------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
Calient Networks, Pfd, Series D Shrs         12/8/00  $   648,056          0.18%
================================================================================

FUTURES CONTRACTS
OPEN AT JANUARY 31, 2001

                                            NUMBER OF        FACE        MARKET
                                 POSITION   CONTRACTS      AMOUNT         VALUE
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
S&P 500 Index
  (Expires March 2002)              Long           31     $ 7,750  $  8,760,600

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                       DYNAMICS          GROWTH
                                                           FUND            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                    $ 6,199,872,594  $  923,049,410
================================================================================
  At Value(a)                                   $ 6,158,999,581  $  900,344,953
Cash                                                      5,865       5,295,182
Receivables:
  Investment Securities Sold                         44,588,202      15,591,906
  Fund Shares Sold                                   27,776,677       1,770,975
  Dividends and Interest                                708,184         162,506
  Loans to Affiliated Funds (Note 6)                  2,800,000              0
Other Investments (Note 5)                           59,030,881       2,827,240
Prepaid Expenses and Other Assets                       781,799         319,441
================================================================================
TOTAL ASSETS                                      6,294,691,189     926,312,203
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                    49,155,597      18,885,080
  Fund Shares Repurchased                            61,184,422       3,136,991
  Securities Loaned                                  59,030,881       2,827,240
Accrued Distribution Expenses
  Investor Class                                      1,240,345         191,624
  Class C                                                25,789           5,854
  Class K                                                23,863           1,511
Accrued Expenses and Other Payables                     280,472         133,061
================================================================================
TOTAL LIABILITIES                                   170,941,369      25,181,361
================================================================================
NET ASSETS AT VALUE                             $ 6,123,749,820  $  901,130,842
================================================================================
NET ASSETS
Paid-in Capital(b)                              $ 8,479,792,704  $2,177,572,164
Accumulated Undistributed Net Investment Loss       (22,166,602)     (6,261,343)
Accumulated Undistributed Net Realized
  Loss on Investment Securities and Foreign
  Currency Transactions                          (2,293,003,490) (1,247,475,522)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                 (40,872,792)    (22,704,457)
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                            $ 6,123,749,820  $  901,130,842
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                           $    17,019,969              --
================================================================================
  Investor Class                                $ 5,997,447,171  $  890,524,679
================================================================================
  Class C                                       $    45,681,016  $    6,663,563
================================================================================
  Class K                                       $    63,601,664  $    3,942,600
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                       DYNAMICS          GROWTH
                                                           FUND            FUND
                                                     (CONTINUED)     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                 1,085,635              --
  Investor Class                                    384,243,238     355,149,542
  Class C                                             2,972,013       2,704,897
  Class K                                             4,085,993       1,712,506
================================================================================
NET ASSET VALUE, Offering and
  Redemption Price per Share
  Institutional Class                           $         15.68              --
  Investor Class                                $         15.61  $         2.51
  Class C                                       $         15.37  $         2.46
  Class K                                       $         15.57  $         2.30
================================================================================

(a) Investment securities at cost and value at January 31, 2002 includes a repurchase agreement of $36,092,000 for Dynamics Fund.
(b) INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 2.4 billion have been allocated to Dynamics Fund and 2.6 billion to Growth Fund: 200 million to Dynamics Fund - Institutional Class, 1 billion to Dynamics Fund - Investor Class, 300 million to Dynamics Fund - Class C, 300 million to Dynamics Fund
     - Class K, 1 billion to Growth Fund - Investor Class, 400 million to Growth Fund - Class C and 400 million to Growth Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                                        INVESCO
                                                       GROWTH &        ENDEAVOR
                                                    INCOME FUND            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                       $    93,613,015  $  116,395,855
================================================================================
  At Value                                      $    77,646,567  $  117,778,348
Cash                                                    217,577       1,268,366
Receivables:
  Investment Securities Sold                          1,069,687       6,490,824
  Fund Shares Sold                                      170,176          86,762
  Dividends and Interest                                 25,347          17,073
Other Investments (Note 5)                                    0       6,497,003
Prepaid Expenses and Other Assets                        13,459          23,280
================================================================================
TOTAL ASSETS                                         79,142,813     132,161,656
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                       994,501       2,705,694
  Fund Shares Repurchased                               480,958         634,536
  Securities Loaned                                           0       6,497,003
Accrued Distribution Expenses
  Investor Class                                         16,459          26,659
  Class C                                                 1,571           1,720
  Class K                                                     8               0
Accrued Expenses and Other Payables                       6,829          10,518
================================================================================
TOTAL LIABILITIES                                     1,500,326       9,876,130
================================================================================
NET ASSETS AT VALUE                             $    77,642,487  $  122,285,526
================================================================================
NET ASSETS
Paid-in Capital(a)                              $   150,394,837  $  287,292,850
Accumulated Undistributed Net Investment Loss          (382,703)       (692,526)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                             (56,403,199)   (165,697,291)
Net Appreciation (Depreciation) of
  Investment Securities                             (15,966,448)      1,382,493
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                            $    77,642,487  $  122,285,526
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                $    75,769,302  $  120,415,059
================================================================================
  Class C                                       $     1,848,902  $    1,869,938
================================================================================
  Class K                                       $        24,283  $          529
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                                        INVESCO
                                                       GROWTH &        ENDEAVOR
                                                    INCOME FUND            FUND
                                                    (CONTINUED)     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                      8,724,239      13,183,341
  Class C                                               216,254         207,603
  Class K                                                 2,800              58
================================================================================
NET ASSET VALUE, Offering and
  Redemption Price per Share
  Investor Class                                $          8.68  $         9.13
  Class C                                       $          8.55  $         9.01
  Class K                                       $          8.67  $         9.12
================================================================================

(a) INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 500 million have been allocated to Growth & Income Fund and 500 million to INVESCO Endeavor Fund: 100 million to each Investor Class, 100 million to each Class C and 100 million to each Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                                          SMALL
                                                        S&P 500         COMPANY
                                                     INDEX FUND     GROWTH FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                    $   143,882,652  $1,205,903,879
================================================================================
  At Value(a)                                   $   142,087,098  $1,263,529,289
Cash                                                    143,717           1,782
Receivables:
  Investment Securities Sold                             40,111      12,084,425
  Fund Shares Sold                                      218,190       4,162,461
  Dividends and Interest                                119,405          58,992
  Variation Margin on Futures Contracts                 114,449               0
Other Investments (Note 5)                                    0      33,182,998
Prepaid Expenses and Other Assets                        30,680         219,497
================================================================================
TOTAL ASSETS                                        142,753,650   1,313,239,444
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                           7,204               0
  Investment Securities Purchased                       189,353       2,694,856
  Fund Shares Repurchased                                76,762       3,383,183
  Securities Loaned                                           0      33,182,998
Accrued Distribution Expenses
  Investor Class                                         29,281         246,446
  Class C                                                    --           2,641
  Class K                                                    --          31,940
Accrued Expenses and Other Payables                      15,727          83,412
================================================================================
TOTAL LIABILITIES                                       318,327      39,625,476
================================================================================
NET ASSETS AT VALUE                             $   142,435,323  $1,273,613,968
================================================================================
NET ASSETS
Paid-in Capital(b)                              $   156,673,525  $1,694,340,554
Accumulated Undistributed Net Investment Loss              (285)     (5,592,926)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Futures Contracts       (12,265,311)   (472,759,070)
Net Appreciation (Depreciation) of
  Investment Securities and Futures Contracts        (1,972,606)     57,625,410
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                            $   142,435,323  $1,273,613,968
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                           $       435,497              --
================================================================================
 Investor Class                                $   141,999,826  $1,181,738,513
================================================================================
  Class C                                                    --  $    6,138,122
================================================================================
  Class K                                                    --  $   85,737,333
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                                          SMALL
                                                        S&P 500         COMPANY
                                                     INDEX FUND     GROWTH FUND
                                                     (CONTINUED)     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                    37,605              --
  Investor Class                                     11,903,915     101,749,164
  Class C                                                    --         541,815
  Class K                                                    --       7,382,279
================================================================================
NET ASSET VALUE, Offering and Redemption
  Price per Share
  Institutional Class                           $         11.58              --
  Investor Class                                $         11.93  $        11.61
  Class C                                                    --  $        11.33
  Class K                                                    --  $        11.61
================================================================================

(a) Investment securities at cost and value at January 31, 2002 include repurchase agreements of $8,000,000 and $5,445,000 for S&P 500 Index and Small Company Growth Funds, respectively.
(b) INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to S&P 500 Index Fund and 1.3 billion to Small Company Growth
     Fund: 100 million to S&P 500 Index Fund - Institutional Class, 100 million to S&P 500 Index Fund - Investor Class, 500 million to Small Company Growth Fund - Investor Class, 200 million to Small Company Growth Fund - Class C and 200 million to Small Company Growth Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2002
UNAUDITED

                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
ASSETS
Investment Securities:
  At Cost(a)                                                      $ 152,701,630
================================================================================
  At Value(a)                                                     $ 175,763,042
Cash                                                                     12,451
Receivables:
  Investment Securities Sold                                          4,434,946
  Fund Shares Sold                                                    1,196,753
  Dividends and Interest                                                234,176
Prepaid Expenses and Other Assets                                        26,214
================================================================================
TOTAL ASSETS                                                        181,667,582
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                           4,962
  Investment Securities Purchased                                     2,256,077
  Fund Shares Repurchased                                               676,622
Accrued Distribution Expenses
  Investor Class                                                         37,317
  Class C                                                                   986
Accrued Expenses and Other Payables                                      41,858
================================================================================
TOTAL LIABILITIES                                                     3,017,822
================================================================================
NET ASSETS AT VALUE                                               $ 178,649,760
================================================================================
NET ASSETS
Paid-in Capital(b)                                                $ 151,107,296
Accumulated Undistributed Net Investment Loss                           (24,646)
Accumulated  Undistributed  Net  Realized  Gain
  on Investment Securities                                            4,505,698
Net Appreciation of Investment Securities                            23,061,412
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $ 178,649,760
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                  $ 176,954,229
================================================================================
  Class C                                                         $   1,695,531
================================================================================
Shares Outstanding
  Investor Class                                                      9,083,683
  Class C                                                                88,761
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                  $       19.48
  Class C                                                         $       19.10
================================================================================

(a) Investment securities at cost and value at January 31, 2002 includes a repurchase agreement of $7,127,000.
(b) INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 500 million have been allocated to Value Equity Fund: 100 million to Investor Class and 100 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2002
UNAUDITED

                                                       DYNAMICS          GROWTH
                                                           FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $     7,250,973  $      997,254
Dividends from Affiliated Investment Companies        1,475,840               0
Interest                                              2,449,740          26,498
Securities Loaned Income                                335,749          31,212
  Foreign Taxes Withheld                                (99,789)              0
================================================================================
  TOTAL INCOME                                       11,412,513       1,054,964
================================================================================
EXPENSES
Investment Advisory Fees                             13,398,392       2,750,717
Distribution Expenses - Investor Class                7,180,792       1,231,509
Distribution Expenses - Class C                         162,234          36,756
Distribution Expenses - Class K                          65,490           4,197
Transfer Agent Fees - Institutional Class                    56              --
Transfer Agent Fees - Investor Class                  9,717,154       2,340,412
Transfer Agent Fees - Class C                            58,284          30,672
Transfer Agent Fees - Class K                               238             154
Administrative Services Fees                          1,313,943         228,745
Custodian Fees and Expenses                             292,834          89,470
Directors' Fees and Expenses                             84,294          17,372
Interest Expenses                                        46,797          63,199
Professional Fees and Expenses                           93,456          28,910
Registration Fees and Expenses - Institutional Class      7,103              --
Registration Fees and Expenses - Investor Class         608,181         132,179
Reports to Shareholders                                 476,009         314,288
Other Expenses                                          152,471          28,022
================================================================================
  TOTAL EXPENSES                                     33,657,728       7,296,602
  Fees and Expenses Absorbed by Investment Adviser       (3,652)              0
  Fees and Expenses Paid Indirectly                    (287,878)        (80,052)
================================================================================
    NET EXPENSES                                     33,366,198       7,216,550
================================================================================
NET INVESTMENT LOSS                                 (21,953,685)     (6,161,586)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                          (1,005,309,511)   (699,210,866)
  Foreign Currency Transactions                      (2,307,721)              0
================================================================================
    Total Net Realized Loss                      (1,007,617,232)   (699,210,866)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                             433,090,402     484,283,399
  Foreign Currency Transactions                       1,556,838               0
================================================================================
    Total Net Appreciation/Depreciation             434,647,240     484,283,399
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                (572,969,992)   (214,927,467)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                               $  (594,923,677) $ (221,089,053)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2002
UNAUDITED

                                                                        INVESCO
                                                       GROWTH &        ENDEAVOR
                                                    INCOME FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $       204,397  $      268,245
Interest                                                  8,661          21,932
Securities Loaned Income                                      0          15,056
  Foreign Taxes Withheld                                 (1,008)         (2,219)
================================================================================
  TOTAL INCOME                                          212,050         303,014
================================================================================
EXPENSES
Investment Advisory Fees                                291,834         492,238
Distribution Expenses - Investor Class                   94,975         161,632
Distribution Expenses - Class C                           9,146           9,785
Distribution Expenses - Class K                              29               2
Transfer Agent Fees - Investor Class                    321,007         665,176
Transfer Agent Fees - Class C                             7,836          14,745
Transfer Agent Fees - Class K                               132              73
Administrative Services Fees                             22,510          34,534
Custodian Fees and Expenses                              11,391          15,238
Directors' Fees and Expenses                              5,315           5,937
Professional Fees and Expenses                           12,150          12,949
Registration Fees and Expenses - Investor Class          21,212          35,780
Reports to Shareholders                                  74,438         142,659
Other Expenses                                            2,463           4,422
================================================================================
  TOTAL EXPENSES                                        874,438       1,595,170
  Fees and Expenses Absorbed by Investment Adviser     (284,196)       (604,207)
  Fees and Expenses Paid Indirectly                         (98)           (569)
================================================================================
    NET EXPENSES                                        590,144         990,394
================================================================================
NET INVESTMENT LOSS                                    (378,094)       (687,380)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities          (21,696,265)    (45,868,997)
Change in Net Appreciation/Depreciation
  of Investment Securities                            9,351,316      22,167,571
================================================================================
NET LOSS ON INVESTMENT SECURITIES                   (12,344,949)    (23,701,426)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                               $   (12,723,043) $  (24,388,806)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2002 (NOTE 1)
UNAUDITED

                                                                          SMALL
                                                        S&P 500         COMPANY
                                                     INDEX FUND     GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $       865,132  $      842,916
Dividends from Affiliated Investment Companies                0         912,745
Interest                                                 75,808       1,220,477
Securities Loaned Income                                      0         114,847
  Foreign Taxes Withheld                                 (2,765)         (3,234)
================================================================================
  TOTAL INCOME                                          938,175       3,087,751
================================================================================
EXPENSES
Investment Advisory Fees                                158,863       3,934,814
Distribution Expenses - Investor Class                  158,350       1,518,962
Distribution Expenses - Class C                              --          12,440
Distribution Expenses - Class K                              --          46,587
Transfer Agent Fees - Institutional Class                 6,674              --
Transfer Agent Fees - Investor Class                    160,246       2,383,012
Transfer Agent Fees - Class C                                --           6,664
Transfer Agent Fees - Class K                                --               4
Administrative Services Fees                             33,595         283,632
Custodian Fees and Expenses                              19,269          74,099
Directors' Fees and Expenses                              6,285          22,491
Professional Fees and Expenses                           12,775          30,035
Registration Fees and Expenses - Institutional Class      8,154              --
Registration Fees and Expenses - Investor Class          16,852         148,348
Reports to Shareholders                                  45,745         147,541
Other Expenses                                            3,481          32,520
================================================================================
  TOTAL EXPENSES                                        630,289       8,641,149
  Fees and Expenses Absorbed by Investment Adviser    (217,174)               0
  Fees and Expenses Paid Indirectly                       (176)         (6,181)
================================================================================
    NET EXPENSES                                        412,939       8,634,968
================================================================================
NET INVESTMENT INCOME (LOSS)                            525,236      (5,547,217)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                (735,236)   (138,722,545)
  Futures Contracts                                     (93,155)              0
================================================================================
    Total Net Realized Loss                            (828,391)   (138,722,545)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                              (6,094,329)     18,174,981
  Futures Contracts                                    (161,492)              0
================================================================================
    Total Net Appreciation/Depreciation              (6,255,821)     18,174,981
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FUTURES CONTRACTS                              (7,084,212)   (120,547,564)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                               $    (6,558,976) $ (126,094,781)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2002
UNAUDITED

                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    1,699,333
Interest                                                                 99,954
  Foreign Taxes Withheld                                                (11,512)
================================================================================
  TOTAL INCOME                                                        1,787,775
================================================================================
EXPENSES
Investment Advisory Fees                                                697,972
Distribution Expenses - Investor Class                                  231,077
Distribution Expenses - Class C                                           6,323
Transfer Agent Fees - Investor Class                                    399,555
Transfer Agent Fees - Class C                                             3,645
Administrative Services Fees                                             46,878
Custodian Fees and Expenses                                              13,203
Directors' Fees and Expenses                                              7,155
Professional Fees and Expenses                                           13,177
Registration Fees and Expenses - Investor Class                          17,834
Reports to Shareholders                                                  54,541
Other Expenses                                                            5,218
================================================================================
  TOTAL EXPENSES                                                      1,496,578
  Fees and Expenses Absorbed by Investment Adviser                     (281,932)
  Fees and Expenses Paid Indirectly                                        (217)
================================================================================
    NET EXPENSES                                                      1,214,429
================================================================================
NET INVESTMENT INCOME                                                   573,346
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Gain on Investment Investment Securities                          6,217,716
Change in Net Appreciation/Depreciation of Investment Securities    (16,074,992)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (9,857,276)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                                $   (9,283,930)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
DYNAMICS FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

OPERATIONS
Net Investment Loss                             $   (21,953,685) $  (38,937,198)
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions              (1,007,617,232) (1,078,630,430)
Change in Net Appreciation/Depreciation of
  Investment Securities and Foreign
  Currency Transactions                             434,647,240  (2,723,740,486)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                           (594,923,677) (3,841,308,114)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions
    Institutional Class                                 (14,953)        (64,349)
    Investor Class                                   (8,421,070)    (26,080,699)
    Class C                                             (80,624)        (58,525)
    Class K                                             (84,604)              0
================================================================================
TOTAL DISTRIBUTIONS                                  (8,601,251)    (26,203,573)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                 9,415,626       1,760,000
  Investor Class                                  6,547,468,532   9,422,415,412
  Class C                                           702,529,004     276,450,384
  Class K                                            64,698,821           6,601
Reinvestment of Distributions
  Institutional Class                                    14,947          64,342
  Investor Class                                      8,219,289      25,775,697
  Class C                                                52,260          55,355
  Class K                                                81,490               0
================================================================================
                                                  7,332,479,969   9,726,527,791
Amounts Paid for Repurchases of Shares
  Institutional Class                                (2,635,311)     (4,252,239)
  Investor Class                                 (6,510,736,797) (6,901,667,149)
  Class C                                          (688,299,089)   (243,371,492)
  Class K                                            (6,516,121)            (54)
================================================================================
                                                 (7,208,187,318) (7,149,290,934)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                      124,292,651   2,577,236,857
================================================================================
TOTAL DECREASE IN NET ASSETS                       (479,232,277) (1,290,274,830)
NET ASSETS
Beginning of Period                               6,602,982,097   7,893,256,927
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($22,166,602) and ($212,917), respectively)   $ 6,123,749,820  $6,602,982,097
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
DYNAMICS FUND (CONTINUED)

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                   580,525          82,177
  Investor Class                                    439,369,620     416,846,638
  Class C                                            48,590,681      14,338,227
  Class K                                             4,497,074             367
Shares Issued from Reinvestment of Distributions
  Institutional Class                                       966           2,857
  Investor Class                                        533,720       1,145,587
  Class C                                                 3,443           2,476
  Class K                                                 5,305               0
================================================================================
                                                    493,581,334     432,418,329
Shares Repurchased
  Institutional Class                                  (168,466)       (237,321)
  Investor Class                                   (436,465,277)   (319,494,009)
  Class C                                           (47,317,654)    (12,817,189)
  Class K                                              (416,751)             (2)
================================================================================
                                                   (484,368,148)   (332,548,521)
NET INCREASE IN FUND SHARES                           9,213,186      99,869,808
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GROWTH FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

OPERATIONS
Net Investment Loss                             $    (6,161,586) $  (17,311,009)
Net Realized Loss on Investment Securities         (699,210,866)   (514,574,564)
Change in Net Appreciation/Depreciation of
  Investment Securities                             484,283,399    (949,198,952)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                          (221,089,053)  (1,481,084,525)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  Investor Class                                     (8,433,763)   (286,517,749)
  Class C                                               (67,169)     (1,285,704)
  Class K                                               (37,778)              0
================================================================================
TOTAL DISTRIBUTIONS                                  (8,538,710)   (287,803,453)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                    387,277,166   2,301,288,528
  Class C                                             4,825,223      23,759,247
  Class K                                             4,132,686           9,993
Reinvestment of Distributions
  Investor Class                                      7,887,172     263,067,424
  Class C                                                63,610       1,216,606
  Class K                                                37,714               0
================================================================================
                                                    404,223,571   2,589,341,798
Amounts Paid for Repurchases of Shares
  Investor Class                                   (527,783,507) (1,563,899,890)
  Class C                                            (5,585,123)     (8,288,445)
  Class K                                              (254,279)              0
================================================================================
                                                   (533,622,909) (1,572,188,335)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                     (129,399,338)  1,017,153,463
================================================================================
TOTAL DECREASE IN NET ASSETS                       (359,027,101)   (751,734,515)
NET ASSETS
Beginning of Period                               1,260,157,943   2,011,892,458
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment loss of
  ($6,261,343) and ($99,757), respectively)     $   901,130,842  $1,260,157,943
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GROWTH FUND (CONTINUED)

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                    151,943,398     442,034,146
  Class C                                             1,979,675       4,136,420
  Class K                                             1,799,708           2,613
Shares Issued from Reinvestment of Distributions
  Investor Class                                      2,965,102      48,626,141
  Class C                                                24,279         226,135
  Class K                                                15,456               0
================================================================================
                                                    158,727,618     495,025,455
Shares Repurchased
  Investor Class                                   (205,494,711)   (322,134,707)
  Class C                                            (2,286,230)     (1,756,203)
  Class K                                              (105,271)              0
================================================================================
                                                   (207,886,212)  (323,890,910)
NET INCREASE (DECREASE) IN FUND SHARES              (49,158,594)    171,134,545
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GROWTH & INCOME FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

OPERATIONS
Net Investment Loss                             $      (378,094) $   (1,615,364)
Net Realized Loss on Investment Securities          (21,696,265)    (32,144,000)
Change in Net Appreciation/Depreciation of
  Investment Securities                               9,351,316     (54,965,496)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                            (12,723,043)    (88,724,860)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
    Investor Class                                     (870,866)     (8,639,870)
    Class C                                             (20,944)        (96,137)
    Class K                                                (148)              0
================================================================================
TOTAL DISTRIBUTIONS                                    (891,958)     (8,736,007)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                     43,666,808     209,999,965
  Class C                                             1,493,613       5,515,111
  Class K                                                16,569          11,723
Reinvestment of Distributions
  Investor Class                                        841,595       8,387,847
  Class C                                                20,675          94,796
  Class K                                                   148               0
================================================================================
                                                     46,039,408     224,009,442
Amounts Paid for Repurchases of Shares
  Investor Class                                    (43,847,919)   (234,625,892)
  Class C                                            (1,494,475)     (3,332,109)
  Class K                                                  (690)           (546)
================================================================================
                                                    (45,343,084)   (237,958,547)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                          696,324     (13,949,105)
================================================================================
TOTAL DECREASE IN NET ASSETS                        (12,918,677)   (111,409,972)
NET ASSETS
Beginning of Period                                  90,561,164     201,971,136
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($382,703) and ($4,609), respectively)        $    77,642,487  $   90,561,164
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GROWTH & INCOME FUND (CONTINUED)

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                      4,965,393      12,617,049
  Class C                                               169,334         360,371
  Class K                                                 1,868           1,049
Shares Issued from Reinvestment of Distributions
  Investor Class                                         94,244         551,107
  Class C                                                 2,347           6,270
  Class K                                                    17               0
================================================================================
                                                      5,233,203      13,535,846
Shares Repurchased
  Investor Class                                     (4,991,322)    (15,108,421)
  Class C                                              (167,598)       (228,000)
  Class K                                                   (81)            (53)
================================================================================
                                                     (5,159,001)    (15,336,474)
NET INCREASE (DECREASE) IN FUND SHARES                   74,202      (1,800,628)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
INVESCO ENDEAVOR FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

OPERATIONS
Net Investment Loss                             $      (687,380) $   (3,694,094)
Net Realized Loss on Investment Securities          (45,868,997)   (100,219,094)
Change in Net Appreciation/Depreciation of
  Investment Securities                              22,167,571    (121,011,690)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                           (24,388,806)    (224,924,878)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
    Investor Class                                      (13,371)     (7,826,514)
    Class C                                                (196)        (99,462)
================================================================================
TOTAL DISTRIBUTIONS                                     (13,567)     (7,925,976)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                     52,209,093     409,849,729
  Class C                                             1,109,331       8,625,942
  Class K                                                    37           1,000
Reinvestment of Distributions
  Investor Class                                         12,462       7,571,388
  Class C                                                   182          97,234
================================================================================
                                                     53,331,105     426,145,293
Amounts Paid for Repurchases of Shares
  Investor Class                                    (69,648,282)   (416,804,053)
  Class C                                            (1,275,990)     (5,356,195)
  Class K                                                   (35)              0
================================================================================
                                                    (70,924,307)   (422,160,248)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                      (17,593,202)      3,985,045
================================================================================
TOTAL DECREASE IN NET ASSETS                        (41,995,575)   (228,865,809)
NET ASSETS
Beginning of Period                                 164,281,101     393,146,910
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($692,526) and ($5,146), respectively)        $   122,285,526  $  164,281,101
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
INVESCO ENDEAVOR FUND (CONTINUED)

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED         (Note 1)

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                      5,748,518      21,558,377
  Class C                                               122,063         498,307
  Class K                                                     4              58
Shares Issued from Reinvestment of Distributions
  Investor Class                                          1,309         437,400
  Class C                                                    19           5,650
================================================================================
                                                      5,871,913      22,499,792
Shares Repurchased
  Investor Class                                     (7,716,081)    (22,910,337)
  Class C                                              (145,102)       (376,737)
  Class K                                                    (4)              0
================================================================================
                                                     (7,861,187)   (23,287,074)
NET DECREASE IN FUND SHARES                          (1,989,274)      (787,282)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
S&P 500 INDEX FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED

OPERATIONS
Net Investment Income                           $       525,236  $      795,628
Net Realized Loss on Investment Securities
  and Futures Contracts                                (828,391)    (10,045,619)
Change in Net Appreciation/Depreciation of Investment
  Securities and Futures Contracts                   (6,255,821)     (8,095,913)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                             (6,558,976)    (17,345,904)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Institutional Class                                    (2,585)        (24,365)
  Investor Class                                       (529,396)       (768,721)
Net Realized Gain on Investment Securities
  and Futures Contracts
    Institutional Class                                       0         (56,595)
    Investor Class                                            0      (1,247,191)
================================================================================
TOTAL DISTRIBUTIONS                                    (531,981)     (2,096,872)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                    45,816       3,145,596
  Investor Class                                     59,198,233     120,500,794
Reinvestment of Distributions
  Institutional Class                                     2,585          80,960
  Investor Class                                        514,917       1,980,650
================================================================================
                                                     59,761,551     125,708,000
Amounts Paid for Repurchases of Shares
  Institutional Class                                  (126,256)     (4,939,506)
  Investor Class                                    (26,962,071)    (79,884,123)
================================================================================
                                                    (27,088,327)    (84,823,629)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       32,673,224      40,884,371
================================================================================
TOTAL INCREASE IN NET ASSETS                         25,582,267      21,441,595
NET ASSETS
Beginning of Period                                 116,853,056      95,411,461
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income (Loss)
  of ($285) and $6,460, respectively)           $   142,435,323  $  116,853,056
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
S&P 500 INDEX FUND (CONTINUED)

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                     4,005         218,663
  Investor Class                                      5,049,968       8,632,391
Shares Issued from Reinvestment of Distributions
  Institutional Class                                       230           5,864
  Investor Class                                         44,548         142,892
================================================================================
                                                      5,098,751       8,999,810
Shares Repurchased
  Institutional Class                                   (10,323)       (355,171)
  Investor Class                                     (2,288,595)     (5,719,548)
================================================================================
                                                     (2,298,918)     (6,074,719)
NET INCREASE IN FUND SHARES                           2,799,833       2,925,091
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
SMALL COMPANY GROWTH FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                        (Note 1)
                                                      UNAUDITED

OPERATIONS
Net Investment Loss                             $    (5,547,217) $   (4,083,737)
Net Realized Loss on Investment Securities         (138,722,545)   (318,953,447)
Change in Net Appreciation/Depreciation of
  Investment Securities                              18,174,981    (142,743,589)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                           (126,094,781)   (465,780,773)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  Investor Class                                              0     (82,131,248)
  Class C                                                     0        (128,945)
================================================================================
TOTAL DISTRIBUTIONS                                           0     (82,260,193)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                    936,957,294   2,522,761,344
  Class C                                            58,405,312      13,360,651
  Class K                                            88,700,051              --
Reinvestment of Distributions
  Investor Class                                              0      79,745,135
  Class C                                                     0         128,101
================================================================================
                                                  1,084,062,657   2,615,995,231
Amounts Paid for Repurchases of Shares
  Investor Class                                 (1,026,137,468) (2,100,702,067)
  Class C                                           (54,113,487)    (12,477,195)
  Class K                                            (1,249,750)             --
================================================================================
                                                 (1,081,500,705) (2,113,179,262)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                        2,561,952     502,815,969
================================================================================
TOTAL DECREASE IN NET ASSETS                      (123,532,829)     (45,224,997)
NET ASSETS
Beginning of Period                               1,397,146,797   1,442,371,794
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($5,592,926) and ($45,709), respectively)     $ 1,273,613,968  $1,397,146,797
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
SMALL COMPANY GROWTH FUND (CONTINUED)

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                        (Note 1)
                                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                     82,309,298     168,166,641
  Class C                                             5,105,260         871,949
  Class K                                             7,484,702              --
Shares Issued from Reinvestment of Distributions
  Investor Class                                              0       5,615,855
  Class C                                                     0           9,117
================================================================================
                                                     94,899,260     174,663,562
Shares Repurchased
  Investor Class                                    (89,904,575)   (142,299,748)
  Class C                                            (4,725,557)       (823,823)
  Class K                                              (102,423)             --
================================================================================
                                                    (94,732,555)   (143,123,571)
NET INCREASE IN FUND SHARES                            166,7065      31,539,991
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
VALUE EQUITY FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED

OPERATIONS
Net Investment Income                           $       573,346  $    1,100,851
Net Realized Gain on Investment Securities            6,217,716       7,791,525
Change in Net Appreciation/Depreciation of
  Investment Securities                             (16,074,992)     (9,963,843)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                    (9,283,930)     (1,071,467)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                       (575,275)     (1,085,547)
  Class C                                                     0          (5,455)
Net Realized Gain on Investment Securities
  Investor Class                                     (6,199,060)    (42,800,083)
  Class C                                               (40,643)       (108,489)
================================================================================
TOTAL DISTRIBUTIONS                                  (6,814,978)    (43,999,574)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                    136,011,662     363,067,005
  Class C                                            11,298,831      15,855,600
Reinvestment of Distributions
  Investor Class                                      6,637,157      40,382,445
  Class C                                                38,509         112,157
================================================================================
                                                    153,986,159     419,417,207
Amounts Paid for Repurchases of Shares
  Investor Class                                   (148,589,567)   (408,530,793)
  Class C                                           (10,576,845)    (14,926,324)
================================================================================
                                                   (159,166,412)   (423,457,117)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (5,180,253)     (4,039,910)
================================================================================
TOTAL DECREASE IN NET ASSETS                        (21,279,161)    (49,110,951)
NET ASSETS
Beginning of Period                                 199,928,921     249,039,872
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($24,646) and ($22,717), respectively)        $   178,649,760  $  199,928,921
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
VALUE EQUITY FUND (CONTINUED)

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                     JANUARY 31         JULY 31
--------------------------------------------------------------------------------
                                                           2002            2001
                                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                      6,961,741      15,919,746
  Class C                                               589,500         720,579
Shares Issued from Reinvestment of Distributions
  Investor Class                                        345,084       1,939,285
  Class C                                                 2,040           5,427
================================================================================
                                                      7,898,366      18,585,037
Shares Repurchased
  Investor Class                                     (7,611,068)    (18,370,431)
  Class C                                              (551,963)       (680,687)
================================================================================
                                                     (8,163,031)    (19,051,118)
NET DECREASE IN FUND SHARES                            (264,666)       (466,081)
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO STOCK FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Dynamics Fund, Growth Fund (formerly Blue Chip Growth Fund), Growth & Income Fund, INVESCO Endeavor Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek appreciation of capital for Dynamics, Growth & Income and INVESCO Endeavor Funds; to seek long-term capital growth for Growth and Small Company Growth Funds; to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S&P 500 Index Fund; and to achieve a high total return on investments through capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective at the close of business on August 31, 2000, Small Company Growth Fund
- Investor Class closed to new investors.

Effective December 17, 2001, Small Company Growth Fund and effective December 1, 2000, Dynamics, Growth, Growth & Income and INVESCO Endeavor Funds began offering an additional class of shares, referred to as Class K shares. Effective April 1, 2002, Dynamics, Growth, Growth & Income, INVESCO Endeavor, Small Company Growth and Value Equity Funds will begin offering two additional classes of shares, referred to as Class A and Class B shares. The Funds offer Investor Class shares; Dynamics and S&P 500 Index Funds offer Institutional Class shares and Dynamics, Growth, Growth & Income, INVESCO Endeavor, Small Company Growth and Value Equity Funds offer Class C shares. Investor Class, Class A, Class B, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 0.35%, 1.00%, 1.00% and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares, while Institutional Class shares are not subject to any distribution fees. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front end sales charge. Class B shares and Class C shares are subject to a contigent deferred sales charge by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares will be offered only to grandfathered investors who have established an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

NOTES TO FINANCIAL STATEMENTS

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

NOTES TO FINANCIAL STATEMENTS

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended January 31, 2002, Dynamics and Small Company Growth Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENTS COMPANIES, which requires disclosure of tax components. The tax components of the Fund include:

NOTES TO FINANCIAL STATEMENTS

                                                                                          NET TAX
                                      COST OF       GROSS TAX          GROSS TAX     APPRECIATION
                              INVESTMENTS FOR      UNREALIZED         UNREALIZED    (DEPRECIATION)
FUND                             TAX PURPOSES    APPRECIATION       DEPRECIATION   ON INVESTMENTS
--------------------------------------------------------------------------------------------------
Dynamics Fund                 $ 6,254,934,508   $ 949,622,356   $  1,045,557,283    $ (95,934,927)
Growth Fund                     1,003,356,778     101,682,609        204,694,434     (103,011,825)
Growth & Income Fund               98,650,028       7,221,280         28,224,741      (21,003,461)
INVESCO Endeavor Fund             118,932,476      16,203,407         17,357,535       (1,154,128)
S&P 500 Index Fund                150,629,048      10,652,167         19,194,117       (8,541,950)
Small Company Growth Fund       1,232,649,735     165,139,359        134,259,805       30,879,554
Value Equity Fund                 153,849,123      37,450,921         15,537,002       21,913,919

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The Fund incurred and elected to defer post-October 31 capital and currency losses which amounted to $1,204,936,745, $388,055,085, $29,882,580,
$112,258,698, $5,088,956, $259,497,002 and $223 for Dynamics, Growth, Growth &
Income, INVESCO Endeavor, S&P 500 Index, Small Company Growth and Value Equity Funds, respectively, to the year ended July 31, 2002.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Dynamics and Growth Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

NOTES TO FINANCIAL STATEMENTS

                                              AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------
                                                    $700        $2        $4         $6
                             $0 TO    $350 TO    MILLION   BILLION   BILLION    BILLION      OVER
                              $350       $700      TO $2     TO $4     TO $6      TO $8        $8
FUND                       MILLION    MILLION    BILLION   BILLION   BILLION    BILLION   BILLION
-------------------------------------------------------------------------------------------------
Dynamics Fund                0.60%      0.55%      0.50%     0.45%     0.40%     0.375%     0.35%
Growth Fund                  0.60%      0.55%      0.50%     0.45%     0.40%     0.375%     0.35%
Small Company Growth Fund    0.75%      0.65%      0.55%     0.45%     0.40%     0.375%     0.35%

                                              AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
                                       $500         $1        $2        $4         $6
                           $0 TO    MILLION    BILLION   BILLION   BILLION    BILLION      OVER
                            $500      TO $1      TO $2     TO $4     TO $6      TO $8        $8
FUND                     MILLION    BILLION    BILLION   BILLION   BILLION    BILLION   BILLION
-----------------------------------------------------------------------------------------------
Growth & Income Fund       0.75%      0.65%      0.55%     0.45%     0.40%     0.375%     0.35%
INVESCO Endeavor Fund      0.75%      0.65%      0.55%     0.45%     0.40%     0.375%     0.35%
Value Equity Fund          0.75%      0.65%      0.50%     0.45%     0.40%     0.375%     0.35%

S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A sub-advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the six months ended January 31, 2002, amounts paid to the Distributor were as follows:

NOTES TO FINANCIAL STATEMENTS

                                                 INVESTOR     CLASS       CLASS
FUND                                                CLASS         C           K
--------------------------------------------------------------------------------
Dynamics Fund                                  $7,292,590 $ 158,613    $ 41,628
Growth Fund                                     1,299,544    38,514       2,688
Growth & Income Fund                               97,207     9,297          25
INVESCO Endeavor Fund                             169,306    10,396           2
S&P 500 Index Fund                                152,823        --          --
Small Company Growth Fund                       1,556,234    11,538      14,648
Value Equity Fund                                 235,338     6,126          --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Dynamics, Growth & Income, INVESCO Endeavor, S&P 500 Index and Value Equity Funds for the six months ended January 31, 2002.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund for the six months ended January 31, 2002 were $51,661.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                 PURCHASES            SALES
--------------------------------------------------------------------------------
Dynamics Fund                                  $ 1,998,826,918  $ 1,723,113,340
Growth Fund                                        452,405,197      604,350,186
Growth & Income Fund                                28,130,539       28,522,535
INVESCO Endeavor Fund                               96,605,022      117,010,388
S&P 500 Index Fund                                  28,551,812          677,274
Small Company Growth Fund                          526,821,352      486,920,931
Value Equity Fund                                   31,581,732       46,800,786

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

NOTES TO FINANCIAL STATEMENTS

Pension expenses for the six months ended January 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                         UNFUNDED
                                         PENSION          ACCRUED       PENSION
FUND                                    EXPENSES    PENSION COSTS     LIABILITY
--------------------------------------------------------------------------------
Dynamics Fund                           $      0       $        0     $ 186,731
Growth Fund                                    0                0        92,477
Growth & Income Fund                           0                0         3,994
INVESCO Endeavor Fund                          0                0         5,992
S&P 500 Index Fund                             0                0         2,713
Small Company Growth Fund                      0                0        44,821
Value Equity Fund                              0            4,411        33,571

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended January 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                          REALIZED
                                       PURCHASES                      SALES         GAIN (LOSS) ON
                                ----------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                       SHARES            COST        SHARES        PROCEEDS    SECURITIES    1/31/2002
---------------------------------------------------------------------------------------------------------------
DYNAMICS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                     111,454,257    $111,454,257   245,978,731    $245,978,731         --           --
Nationwide Financial
  Services Class A Shrs      1,295,000      53,604,500          --            --             --     $55,231,750
Time Warner
  Telecom
  Class A Shrs                 360,600       6,599,422          --            --             --      45,181,344
webMethods Inc                   --              --        1,186,000      84,939,025     $ 206,677   35,565,200

SMALL COMPANY GROWTH
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                         912,754      $  912,754          --            --             --     $76,645,840

NOTES TO FINANCIAL STATEMENTS

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. Dividend income of $215,400 was received from Nationwide Financial Services Class A Shrs during the six months ended January 31, 2002. No dividend income was received from any other affiliated companies.

NOTE 5 -- SECURITY LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S Governement, its agencies or instrumentalities, and is disclosed as "Other Investments" in the Statement of Assets and Liabilities. As of January 31, 2002, Dynamics, Growth, INVESCO Endeavor and Small Company Growth Funds have on loan securities valued at $57,097,266, $2,816,638, $5,955,728 and $32,484,789, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the six months ended January 31, 2002, there were no such securities lending for the Growth & Income, S&P 500 Index and Value Equity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended January 31, 2002, Dynamics and Growth Funds borrowed cash at a weighted average rate ranging from 2.12% to 3.19% and interest expense amounted to $18,062 and $47,149, respectively. During that period, Dynamics and Small Company Growth Funds lent cash at a weighted average rate ranging from 2.34% to 2.94% and interest income amounted to $79,355 and $34,086, respectively. At January 31, 2002, INVESCO International Funds, Inc. - International Blue Chip Value Fund had borrowed from Dynamics Fund at an interest rate of 2.14%. The amount of the lending and related accrued interest are presented in the Statement of Assets and Liabilities. On February 1, 2002, INVESCO International Funds, Inc. - International Blue Chip Value Fund paid the borrowing back to Dynamics Fund in full including interest. During the six months ended January 31, 2002, there were no such borrowings and/or lendings for Growth & Income, INVESCO Endeavor, S&P 500 Index and Value Equity Funds.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended January 31, 2002, Dynamics and Growth Funds borrowed cash at a weighted average rate ranging from 2.70% to 2.88% and interest expenses amounted to $28,735 and $16,050, respectively. During the six months ended January 31, 2002, there were no such borrowings for Growth & Income, INVESCO Endeavor, S&P 500 Index, Small Company Growth and Value Equity Funds.

NOTES TO FINANCIAL STATEMENTS

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares of the Fund are currently sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% which may be reduced or certain sales charge exceptions may apply. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended January 31, 2002, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                     CLASS C
------------------------------------------------
Dynamics Fund                         $   15,042
Growth Fund                                8,678
Growth & Income Fund                         770
INVESCO Endeavor Fund                        798
Small Company Growth Fund                    433
Value Equity Fund                             96

FINANCIAL HIGHLIGHTS

DYNAMICS FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS         YEAR      PERIOD
                                                 ENDED        ENDED       ENDED
                                            JANUARY 31      JULY 31     JULY 31
--------------------------------------------------------------------------------
                                                  2002         2001      2000(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period         $   17.28   $    27.87  $    24.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.06)       (0.07)      (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (1.52)      (10.44)       3.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.58)      (10.51)       3.58
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                  0.02         0.08        0.00
================================================================================
Net Asset Value--End of Period               $   15.68   $    17.28  $    27.87
================================================================================

TOTAL RETURN                                 (9.13%)(c)     (37.78%)   14.74%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)     $  17,020   $   11,622  $   22,989
Ratio of Expenses to Average Net Assets(d)     0.44%(c)        0.77%    0.77%(e)
Ratio of Net Investment Loss to
  Average Net Assets                         (0.24%)(c)      (0.26%)  (0.22%)(e)
Portfolio Turnover Rate                          32%(c)          55%      75%(f)

(a)  From May 23, 2000,  since  inception of  Institutional  Class,  to July 31,
     2000.
(b) The per share information was computed based on average shares for the year ended July 31, 2001 and the period ended July 31, 2000.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                 PERIOD
                                             ENDED                                  ENDED
                                        JANUARY 31        YEAR ENDED JULY 31      JULY 31            YEAR ENDED APRIL 30
------------------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)        1999         1998      1997
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period    $    17.23   $    27.86   $    19.39   $    18.15   $    16.41   $    12.02  $  13.61
==============================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Loss(c)                       (0.06)       (0.12)       (0.00)       (0.00)       (0.00)       (0.05)    (0.04)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (1.54)      (10.43)        9.51         1.24         3.04         6.39     (0.19)
==============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (1.60)      (10.55)        9.51         1.24         3.04         6.34     (0.23)
==============================================================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS              0.02         0.08         1.04         0.00         1.30         1.95      1.36
==============================================================================================================================
Net Asset Value--End of Period          $    15.61   $    17.23   $    27.86   $    19.39   $    18.15   $    16.41  $  12.02
==============================================================================================================================

TOTAL RETURN                             (9.27%)(d)     (37.94%)       50.34%     6.83%(d)       20.83%       56.42%   (2.34%)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $5,997,447   $6,562,467   $7,865,489   $2,471,482   $2,044,321   $1,340,299  $762,396
Ratio of Expenses to Average
  Net Assets(e)                            0.58%(d)        1.00%        0.89%     1.03%(f)        1.05%        1.08%     1.16%
Ratio of Net Investment Loss
  to Average Net Assets                  (0.38%)(d)      (0.49%)      (0.34%)   (0.32%)(f)      (0.41%)      (0.43%)   (0.31%)
Portfolio Turnover Rate                      32%(d)          55%          75%       23%(d)         129%         178%      204%

(a)  From May 1, 1999 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended April 30, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Annualized

FINANCIAL HIGHLIGHTS

DYNAMICS FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS         YEAR      PERIOD
                                                 ENDED        ENDED       ENDED
                                            JANUARY 31      JULY 31     JULY 31
--------------------------------------------------------------------------------
                                                  2002         2001      2000(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period         $   17.04   $    27.78   $   28.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                           (0.06)       (0.06)      (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                 (1.59)      (10.60)      (0.47)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.65)      (10.66)      (0.47)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                  0.02         0.08        0.00
================================================================================
Net Asset Value--End of Period               $   15.37   $    17.04   $   27.78
================================================================================

TOTAL RETURN(d)                              (9.67%)(e)     (38.45%)  (1.66%)(e)

RATIOS
Net Assets--End of Period ($000 Omitted)     $  45,681   $  28,887    $   4,779
Ratio of Expenses to Average
  Net Assets(f)(g)                             0.99%(e)       1.86%     1.71%(h)
Ratio of Net Investment Loss to
  Average Net Assets(g)                      (0.78%)(e)     (1.34%)   (1.20)%(h)
Portfolio Turnover Rate                          32%(e)         55%       75%(i)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.00% and ratio of net investment loss to average net assets would have been (0.79%).
(h)  Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS       PERIOD
                                                             ENDED        ENDED
                                                        JANUARY 31      JULY 31
--------------------------------------------------------------------------------
                                                              2002       2001(a)
                                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                    $    17.19    $   22.50
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.05)       (0.03)
Net Losses on Securities
  (Both Realized and Unrealized)                             (1.55)       (5.28)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (1.60)       (5.31)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                              0.02         0.00
================================================================================
Net Asset Value--End of Period                          $    15.57    $   17.19
================================================================================

TOTAL RETURN                                             (9.29%)(c)  (23.60%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                $   63,602    $       6
Ratio of Expenses to Average Net Assets(d)(e)              0.51%(c)     1.48%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (0.34%)(c)   (1.03%)(f)
Portfolio Turnover Rate                                      32%(c)       55%(g)

(a)  From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) The per share information was computed based on average shares for the six months ended January 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.06% (annualized) and ratio of net investment loss to average net assets would have been (2.61%) (annualized).
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                 PERIOD
                                             ENDED                                  ENDED
                                        JANUARY 31        YEAR ENDED JULY 31      JULY 31            YEAR ENDED APRIL 30
------------------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)        1998         1997      1996
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period     $    3.08  $      8.47  $      6.75  $      5.15   $     6.06   $     5.44  $   5.33
==============================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)(c)              (0.02)       (0.05)        0.00         0.00         0.02         0.01      0.03
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (0.53)       (4.27)        2.48         2.11         0.69         1.39      0.95
==============================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                                 (0.55)       (4.32)        2.48         2.11         0.71         1.40      0.98
==============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)       0.00         0.00         0.00         0.00         0.02         0.01      0.03
Distributions from Capital Gains              0.02         1.07         0.76         0.51         1.60         0.77      0.84
==============================================================================================================================
TOTAL DISTRIBUTIONS                           0.02         1.07         0.76         0.51         1.62         0.78      0.87
==============================================================================================================================
Net Asset Value--End of Period           $    2.51  $      3.08  $      8.47  $      6.75   $     5.15   $     6.06  $   5.44
==============================================================================================================================

TOTAL RETURN                            (17.79%)(e)     (56.43%)       38.42%    42.06%(e)       13.42%       28.14%    20.23%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                         $ 890,525  $ 1,251,042  $ 2,008,680  $ 1,232,908   $  747,739   $  709,220  $596,726
Ratio of Expenses to Average
  Net Assets(f)                            0.74%(e)        1.16%        1.02%     1.03%(g)        1.04%        1.07%     1.05%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                  (0.62%)(e)      (0.96%)      (0.63%)   (0.08%)(g)        0.37%        0.22%     0.64%
Portfolio Turnover Rate                      46%(e)         129%         168%      134%(e)         153%         286%      207%

(a)  From September 1, 1998 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.
(d) Distributions from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(g)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS         YEAR      PERIOD
                                                 ENDED        ENDED       ENDED
                                            JANUARY 31      JULY 31     JULY 31
--------------------------------------------------------------------------------
                                                  2002         2001      2000(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period        $     3.05  $      8.44  $     8.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.04)       (0.03)      (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (0.53)       (4.29)       0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.57)       (4.32)       0.18
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                  0.02         1.07        0.00
================================================================================
Net Asset Value--End of Period              $     2.46  $      3.05  $     8.44
================================================================================

TOTAL RETURN(c)                             (18.62%)(d)     (56.67%)    2.18%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)    $    6,664  $     9,108  $    3,213
Ratio of Expenses to Average Net Assets(e)     1.36%(d)        2.04%    1.76%(f)
Ratio of Net Investment Loss to
  Average Net Assets                         (1.25%)(d)      (1.82%)  (1.54%)(f)
Portfolio Turnover Rate                          46%(d)         129%     168%(g)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS       PERIOD
                                                             ENDED        ENDED
                                                        JANUARY 31      JULY 31
--------------------------------------------------------------------------------
                                                              2002       2001(a)
                                                         UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                    $     3.03  $      5.41
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.03)       (0.02)
Net Losses on Securities (Both Realized and Unrealized)      (0.68)       (2.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (0.71)       (2.38)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                              0.02         0.00
================================================================================
Net Asset Value--End of Period                          $     2.30  $      3.03
================================================================================

TOTAL RETURN                                            (23.36%)(c)  (43.99%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                $    3,943  $         8
Ratio of Expenses to Average Net Assets(d)                 0.70%(c)     2.96%(e)
Ratio of Net Investment Loss to Average Net Assets       (0.60%)(c)   (2.72%)(e)
Portfolio Turnover Rate                                      46%(c)      129%(f)

(a)  From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) The per share information was computed based on average shares for the period ended July 31, 2001.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND--INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                 PERIOD       PERIOD
                                             ENDED                                  ENDED        ENDED
                                        JANUARY 31        YEAR ENDED JULY 31      JULY 31     APRIL 30
--------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)       1999(b)
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period    $    10.21  $     18.93  $     15.37  $     14.54  $      10.00
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                       (0.05)       (0.00)       (0.00)       (0.00)        (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (1.38)       (7.93)        4.60         0.83          5.22
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (1.43)       (7.93)        4.60         0.83          5.22
========================================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS              0.10         0.79         1.04         0.00          0.68
========================================================================================================
Net Asset Value--End of Period          $     8.68  $     10.21  $     18.93  $     15.37  $      14.54
========================================================================================================

TOTAL RETURN                            (13.99%)(d)     (43.25%)       30.79%     5.71%(d)     53.07%(d)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $   75,769  $    88,409   $  200,584  $    61,316  $     53,994
Ratio of Expenses to Average
  Net Assets(e)(f)                         0.75%(d)        1.51%        1.46%     1.52%(g)     1.52%(g)
Ratio of Net Investment Loss to
  Average Net Assets(f)                  (0.48%)(d)      (0.99%)      (0.85%)   (0.45%)(g)   (0.25%)(g)
Portfolio Turnover Rate                      37%(d)         218%         177%       46%(d)      121%(d)

(a)  From May 1, 1999 to July 31, 1999.
(b)  From July 1, 1998,  commencement  of  investment  operations,  to April 30,
     1999.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002, the years ended July 31, 2001 and 2000, and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.12%, 1.69%, 1.46%, 1.75% (annualized) and 1.71%
     (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.85%), (1.17%), (0.85%), (0.68%) (annualized) and
     (0.44%) (annualized), respectively.
(g)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS         YEAR      PERIOD
                                                 ENDED        ENDED       ENDED
                                            JANUARY 31      JULY 31     JULY 31
--------------------------------------------------------------------------------
                                                  2002         2001      2000(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period       $     10.09  $     18.87  $    18.19
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.07)       (0.03)      (0.13)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (1.37)       (7.96)       0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.44)       (7.99)       0.68
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                  0.10         0.79        0.00
================================================================================
Net Asset Value--End of Period             $      8.55  $     10.09  $    18.87
================================================================================

TOTAL RETURN(c)                             (14.26%)(d)     (43.72%)    3.74%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)   $     1,849  $     2,142  $    1,388
Ratio of Expenses to Average
  Net Assets(e)(f)                             1.13%(d)        2.27%    2.00%(g)
Ratio of Net Investment Loss to
  Average Net Assets(f)                      (0.86%)(d)      (1.78%)  (1.63%)(g)
Portfolio Turnover Rate                          37%(d)         218%     177%(h)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002 and the year ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.54% and 2.32%, respectively, and ratio of net investment loss to average net assets would have been (1.27%) and (1.83%), respectively.
(g)  Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS       PERIOD
                                                             ENDED        ENDED
                                                        JANUARY 31      JULY 31
--------------------------------------------------------------------------------
                                                              2002       2001(a)
                                                         UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                   $     10.21  $     15.22
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.13)       (0.02)
Net Losses on Securities
  (Both Realized and Unrealized)                             (1.31)       (4.99)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (1.44)       (5.01)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                              0.10         0.00
================================================================================
Net Asset Value--End of Period                         $      8.67  $     10.21
================================================================================

TOTAL RETURN                                            (14.09%)(c)  (32.92%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)               $        24  $        10
Ratio of Expenses to Average Net Assets(d)(e)              0.85%(c)     1.81%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (0.58%)(c)   (1.31%)(f)
Portfolio Turnover Rate                                      37%(c)      218%(g)

(a)  From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) The per share information was computed based on average shares for the period ended July 31, 2001.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 16.48% and 2.68% (annualized), respectively, and ratio of net investment loss to average net assets would have been (16.21%) and (2.18%) (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND--INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                 PERIOD       PERIOD
                                             ENDED                                  ENDED        ENDED
                                        JANUARY 31        YEAR ENDED JULY 31      JULY 31     APRIL 30
--------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)       1999(b)
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period    $    10.68  $     24.32  $     16.61  $     16.32  $      10.00
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                       (0.05)       (0.23)       (0.00)       (0.03)        (0.03)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (1.50)      (12.93)        9.04         0.32          6.35
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (1.55)      (13.16)        9.04         0.29          6.32
========================================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS(e)           0.00         0.48         1.33         0.00          0.00
========================================================================================================
Net Asset Value--End of Period          $     9.13  $     10.68  $     24.32  $     16.61  $      16.32
========================================================================================================

TOTAL RETURN                            (14.51%)(f)     (54.86%)       55.84%     1.78%(f)     63.20%(f)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $  120,415  $   161,842  $   390,638  $   109,532  $     72,592
Ratio of Expenses to Average
  Net Assets(g)(h)                         0.75%(f)        1.51%        1.41%     1.49%(i)      1.43%(i)
Ratio of Net Investment Loss to
  Average Net Assets(h)                  (0.52%)(f)      (1.24%)      (0.93%)   (0.83%)(i)    (0.55%)(i)
Portfolio Turnover Rate                      76%(f)         195%          81%       47%(f)       107%(f)

(a)  From May 1, 1999 to July 31, 1999.
(b) From October 28, 1998, commencement of investment operations, to April 30, 1999.
(c) The per share information was computed based on average shares for the year ended July 31, 2001 and the period ended April 30, 1999.
(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000.
(e) Distributions from capital gains aggregated less than $0.01 on a per share basis for the six months ended January 31, 2002.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(h) Various Expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002 and the year ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21% and 1.73%, respectively, and the ratio of net investment loss to average net assets would have been (0.98%) and (1.46%), respectively.
(i)   Annualized

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS         YEAR      PERIOD
                                                 ENDED        ENDED       ENDED
                                            JANUARY 31      JULY 31     JULY 31
--------------------------------------------------------------------------------
                                                  2002         2001      2000(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period        $    10.57  $     24.27  $    25.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.09)       (0.12)      (0.16)
Net Losses on Securities
  (Both Realized and Unrealized)                 (1.47)      (13.10)      (1.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.56)      (13.22)      (1.47)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS(c)               0.00         0.48        0.00
================================================================================
Net Asset Value--End of Period              $     9.01  $     10.57  $    24.27
================================================================================

TOTAL RETURN(d)                             (14.75%)(e)     (55.22%)  (5.71%)(e)

RATIOS
Net Assets--End of Period ($000 Omitted)    $    1,870  $     2,438  $    2,509
Ratio of Expenses to Average
  Net Assets(f)(g)                             1.14%(e)        2.26%    2.05%(h)
Ratio of Net Investment Loss to
  Average Net Assets(g)                      (0.90%)(e)      (1.97%)  (1.58%)(h)
Portfolio Turnover Rate                          76%(e)         195%      81%(i)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) Distributions from Capital Gains aggregated less than $0.01 on a per share basis for the six months ended January 31, 2002.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002 and the year ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.91% and 2.48%, respectively, and the ratio of net investment loss to average net assets would have been (1.67%) and (2.19%), respectively.
(h)  Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS       PERIOD
                                                             ENDED        ENDED
                                                        JANUARY 31      JULY 31
--------------------------------------------------------------------------------
                                                              2002       2001(a)
                                                         UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                    $    10.67  $     17.31
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.06)       (0.13)
Net Losses on Securities (Both Realized and Unrealized)      (1.49)       (6.51)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (1.55)       (6.64)
================================================================================
Net Asset Value--End of Period                          $     9.12  $     10.67
================================================================================

TOTAL RETURN                                            (14.53%)(c)  (38.36%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                $        1  $         1
Ratio of Expenses to Average Net Assets(d)(e)              0.86%(c)     1.74%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (0.64%)(c)   (1.44%)(f)
Portfolio Turnover Rate                                      76%(c)      195%(g)

(a)  From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) The per share information was computed based on average shares for the period ended July 31, 2001.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 188.27% and 4.23% (annualized), respectively, and ratio of net investment loss to average net assets would have been (188.05%) and (3.93%) (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                               PERIOD
                                             ENDED                                                ENDED
                                        JANUARY 31                 YEAR ENDED JULY 31           JULY 31
--------------------------------------------------------------------------------------------------------
                                              2002         2001         2000         1999        1998(a)
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period    $    12.45  $     15.07  $     14.21  $     12.01  $      10.00
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                         0.02         0.19         0.15         0.18          0.11
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (0.82)       (2.44)        1.05         2.26          1.98
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (0.80)       (2.25)        1.20         2.44          2.09
========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.07         0.18         0.22         0.19          0.08
Distributions from Capital Gains              0.00         0.19         0.12         0.05          0.00
========================================================================================================
TOTAL DISTRIBUTIONS                           0.07         0.37         0.34         0.24          0.08
========================================================================================================
Net Asset Value--End of Period          $    11.58  $     12.45  $     15.07  $     14.21  $      12.01
========================================================================================================

TOTAL RETURN                             (6.38%)(c)     (15.09%)        8.47%       20.40%     20.93%(c)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $      435  $       544  $     2,627  $     4,420  $      3,259
Ratio of Expenses to Average
  Net Assets(d)(e)                         0.18%(c)        0.35%        0.36%        0.35%      0.46%(f)
Ratio of Net Investment Income to
  Average Net Assets(e)                    0.58%(c)        1.03%        1.00%        1.36%      1.96%(f)
Portfolio Turnover Rate                       1%(c)          43%          13%           2%      0%(c)(g)

(a) From December 23, 1997, commencement of investment operations, to July 31, 1998.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002, the years ended July 31, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.89%, 1.84%, 1.00%, 1.17% and 2.51% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (3.13%), (0.46%), 0.36%, 0.54% and (0.09%) (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND--INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                               PERIOD
                                             ENDED                                                ENDED
                                        JANUARY 31                 YEAR ENDED JULY 31           JULY 31
--------------------------------------------------------------------------------------------------------
                                              2002         2001         2000         1999        1998(a)
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period    $    12.78  $     15.36  $     14.39  $     12.14  $      10.00
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.05         0.10         0.11         0.14          0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (0.85)       (2.39)        1.09         2.29          2.14
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (0.80)       (2.29)        1.20         2.43          2.21
========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.05         0.10         0.11         0.13          0.07
Distributions from Capital Gains              0.00         0.19         0.12         0.05          0.00
========================================================================================================
TOTAL DISTRIBUTIONS                           0.05         0.29         0.23         0.18          0.07
========================================================================================================
Net Asset Value--End of Period          $    11.93  $     12.78  $     15.36  $     14.39  $      12.14
========================================================================================================

TOTAL RETURN                             (6.27%)(b)     (15.07%)        8.34%       20.09%     22.11%(b)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $  142,000  $   116,309  $    92,784  $    64,613  $     15,065
Ratio of Expenses to Average
  Net Assets(c)(d)                         0.33%(b)        0.63%        0.63%        0.60%      0.62%(e)
Ratio of Net Investment Income to
  Average Net Assets(d)                    0.42%(b)        0.75%        0.74%        1.06%      1.52%(e)
Portfolio Turnover Rate                       1%(b)          43%          13%           2%      0%(b)(f)

(a) From December 23, 1997, commencement of investment operations, to July 31, 1998.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002, the years ended July 31, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.49%, 0.99%, 0.95%, 0.99% and 1.71% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.26%, 0.39%, 0.43%, 0.67% and 0.43% (annualized), respectively.
(e)  Annualized
(f) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                 PERIOD
                                             ENDED                                  ENDED
                                        JANUARY 31        YEAR ENDED JULY 31      JULY 31            YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)       1999         1998       1997
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period   $     12.76  $     18.50  $     13.61  $     12.08  $    11.90  $     12.82  $   14.38
==============================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Loss(c)                       (0.05)       (0.04)       (0.00)       (0.00)      (0.00)       (0.06)     (0.07)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (1.10)       (4.77)        6.88         1.53        1.35         2.56      (0.96)
==============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (1.15)       (4.81)        6.88         1.53        1.35         2.50      (1.03)
==============================================================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS              0.00         0.93         1.99         0.00        1.17         3.42       0.53
==============================================================================================================================
Net Asset Value--End of Period         $     11.61  $     12.76  $     18.50  $     13.61  $    12.08  $     11.90  $   12.82
==============================================================================================================================

TOTAL RETURN                             (9.01%)(d)     (26.53%)       53.55%    12.67%(d)      12.91%       22.65%    (7.08%)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                       $ 1,181,739  $ 1,395,113  $ 1,440,445  $   452,861  $  318,109  $   272,619  $ 294,259
Ratio of Expenses to
  Average Net Assets(e)(f)                 0.70%(d)        1.29%        1.20%     1.50%(g)       1.51%        1.48%      1.52%
Ratio of Net Investment Loss
  to Average Net Assets(f)               (0.45%)(d)      (0.28%)      (0.34%)   (0.69%)(g)     (0.58%)      (0.42%)    (0.55%)
Portfolio Turnover Rate                      45%(d)         112%         186%       41%(d)        203%         158%       216%

(a)  From June 1, 1999 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended May 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000, the period ended July 31, 1999 and the years ended May 31, 1999 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.62%
     (annualized),1.59% and 1.54%, respectively, and ratio of net investment loss to average net assets would have been (0.35%), (0.81%) (annualized), (0.66%) and (0.57%), respectively.
(g)  Annualized

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS         YEAR      PERIOD
                                                 ENDED        ENDED       ENDED
                                            JANUARY 31      JULY 31     JULY 31
--------------------------------------------------------------------------------
                                                  2002         2001      2000(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period        $    12.54  $     18.37  $    20.68
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                           (0.07)       (0.12)      (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                 (1.14)       (4.78)      (2.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.21)       (4.90)      (2.31)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                  0.00         0.93        0.00
================================================================================
Net Asset Value--End of Period              $    11.33  $     12.54  $    18.37
================================================================================

TOTAL RETURN(d)                              (9.65%)(e)     (27.24%) (11.17%)(e)

RATIOS
Net Assets--End of Period ($000 Omitted)    $    6,138  $     2,034  $    1,926
Ratio of Expenses to Average Net Assets(f)     1.21%(e)        2.13%    1.83%(g)
Ratio of Net Investment Loss to
  Average Net Assets                         (0.97%)(e)      (1.12%)  (0.91%)(g)
Portfolio Turnover Rate                          45%(e)         112%     186%(h)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the six months ended January 31, 2002.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g)  Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD
                                                                          ENDED
                                                                     JANUARY 31
--------------------------------------------------------------------------------
                                                                         2002(a)
                                                                      UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                                   $  11.76
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.01)
Net Losses on Securities (Both Realized and Unrealized)                   (0.14)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (0.15)
================================================================================
Net Asset Value--End of Period                                         $  11.61
================================================================================

TOTAL RETURN                                                          (1.28%)(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                               $ 85,737
Ratio of Expenses to Average Net Assets(c)                              0.15%(b)
Ratio of Net Investment Loss to Average Net Assets                    (0.11%)(b)
Portfolio Turnover Rate                                                   45%(d)

(a)  From December 17, 2001, since inception of Class K, to January 31, 2002.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d) Portfolio Turnover is calculated at the Fund level. Represents the six months ended January 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                 PERIOD
                                             ENDED                                  ENDED
                                        JANUARY 31        YEAR ENDED JULY 31      JULY 31            YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)       1998         1997       1996
                                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period    $    21.19  $     25.15  $     29.61  $     25.68  $    28.30  $     22.24  $   19.53
==============================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                         0.06         0.11         0.11         0.17        0.26         0.35       0.35
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (1.04)       (0.15)       (1.96)        6.25       (0.43)        6.62       3.09
==============================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                                 (0.98)       (0.04)       (1.85)        6.42       (0.17)        6.97       3.44
==============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.06         0.11         0.11         0.17        0.26         0.35       0.35
Distributions from Capital Gains              0.67         3.81         2.50         2.32        2.19         0.56       0.38
==============================================================================================================================
TOTAL DISTRIBUTIONS                           0.73         3.92         2.61         2.49        2.45         0.91       0.73
==============================================================================================================================
Net Asset Value--End of Period          $    19.48  $     21.19  $     25.15  $     29.61  $    25.68  $     28.30  $   22.24
==============================================================================================================================

TOTAL RETURN                             (4.57%)(b)        0.20%      (6.52%)    25.41%(b)     (1.06%)       32.04%     17.77%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $  176,954  $   198,905  $   248,944  $   369,982  $  349,984  $  369,766    $200,046
Ratio of Expenses to
  Average Net Assets(c)(d)                 0.66%(b)        1.31%        1.31%     1.27%(e)       1.15%       1.04%       1.01%
Ratio of Net Investment Income
  to Average Net Assets(d)                 0.31%(b)        0.48%        0.40%     0.63%(e)       0.86%       1.35%       1.64%
Portfolio Turnover Rate                      18%(b)          54%          67%       22%(b)         48%         37%         27%

(a)  From September 1, 1998 to July 31, 1999.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any offset arrangements (which may include custodian and transfer agent fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2002, the years ended July 31, 2001 and 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 0.81%, 1.53%, 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.16%, 0.26%, 0.27%, 0.52% (annualized) and 0.82%, respectively.
(e)  Annualized

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS         YEAR      PERIOD
                                                 ENDED        ENDED       ENDED
                                            JANUARY 31      JULY 31     JULY 31
--------------------------------------------------------------------------------
                                                  2002         2001      2000(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period        $    20.82  $     24.90  $    24.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                      0.07        (0.06)      (0.06)
Net  Gains or (Losses) on Securities
  (Both  Realized and Unrealized)                (1.12)       (0.14)       0.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.05)       (0.20)       0.39
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.00         0.07        0.21
Distributions from Capital Gains                  0.67         3.81        0.00
================================================================================
TOTAL DISTRIBUTIONS                               0.67         3.88        0.21
================================================================================
Net Asset Value--End of Period              $    19.10  $     20.82  $    24.90
================================================================================

TOTAL RETURN(c)                              (5.02%)(d)      (0.49%)    1.52%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)    $    1,696  $     1,024  $       96
Ratio of Expenses to Average
  Net Assets(e)(f)                             1.05%(d)        2.04%    2.13%(g)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(f)                     0.02%(d)       (0.23%) (0.49%)(g)
Portfolio Turnover Rate                          18%(d)          54%      67%(h)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended January 31, 2002, the year ended July 31, 2001 and the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.28%, 2.29% and 2.22% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.21%), (0.48%) and (0.52%) (annualized), respectively.
(g)  Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.
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WE'RE EASY TO STAY IN TOUCH WITH:

Investor Services: 1-800-525-8085
Personal Account Line: 1-800-424-8085
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

SEQ 9295 3/02